PROSPECTUS-April 30, 1998

CALVERT TAX-FREE RESERVES
VERMONT MUNICIPAL PORTFOLIO
4550 Montgomery Avenue, Bethesda, Maryland 20814

Investment Objective
Calvert Tax-Free Reserves Vermont Municipal Portfolio (the "Portfolio") seeks to earn the highest level of interest income exempt from federal and Vermont state income taxes as is consistent with prudent investment management, preservation of capital, and its stated quality and maturity characteristics.

Calvert Tax-Free Reserves (the "Fund") is an open-end investment company that consists of several portfolios, each of which has distinct investment objectives and programs. The Vermont Municipal Portfolio is nondiversified, and invests in investment grade municipal obligations with durations generally averaging between four and nine years, though the Portfolio's holdings may at any time have longer or shorter durations. There can be, of course, no assurance that the Portfolio will be successful in meeting its investment objective.



To Open An Account
     To open an account, call your broker, or complete and return the enclosed Account Application. Minimum initial investment is $2,000.


About This Prospectus
Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Portfolio's goals match your own. Keep this document for future reference.


A Statement of Additional Information (dated April 30, 1998) for the Portfolio has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund:
800.368.2748.










THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.
FUND EXPENSES

A.  Shareholder Transaction Costs

Maximum Sales Charge on Purchases               Class A
(as a percentage of offering price)              3.75%
Maximum Contingent Deferred Sales Charge         None
(as a percentage of purchase price or
redemption proceeds, as applicable)


B. Annual Fund Operating Expenses - Fiscal year 1997
(as a percentage of average net assets)

Management Fees                                 0.61%
Rule 12b-1 Service and Distribution Fees        None
Other Expenses                                  0.15%
Total Fund Operating Expenses1                  0.76%



C. Example:
   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each period; and (3) for Class A shares, payment of maximum initial sales charge at time of purchase.

                               1 Year       3 Years      5 Years    10 Years


Class A                          $45         $61           $78        $128

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.
Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Portfolio may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).
1 Net Fund Operating Expenses after reduction for fees paid indirectly were 0.73% (Class A).

Shareholder Transaction Costs
are charges you pay when you buy or sell shares of the Portfolio. See "Reduced Sales Charges" at Exhibit A to see if you qualify for possible reductions in the sales charge. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

Annual Fund Operating Expenses
are based on the Portfolio's historical expenses, Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing the Portfolio's investments and business affairs, and include an administrative service fee paid to Calvert Administrative Services Company, Inc. The Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Portfolio's share price and are not charged directly to individual shareholder accounts.

The Portfolio's Rule 12b-1 fees include an asset-based sales charge. Thus, it is possible that long-term shareholders in the Portfolio may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. In addition to the compensation itemized above (sales charge and Rule 12b-1 service and distribution fees), certain broker/dealers and/or their salespersons may receive certain compensation for the sale and distribution of the securities or for services to the Fund. See the Statement of Additional Information, "Method of Distribution."


FINANCIAL HIGHLIGHTS

The following table provides information about the Portfolio's financial history. It expresses the information in terms of a single Class A share outstanding for the Portfolio throughout each period. The table has been audited by those independent accountants whose report is included in the Calvert Tax-Free Reserves Annual Report to Shareholders of the Fund for the periods presented. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report is incorporated by reference into the Statement of Additional Information.


                                            Year Ended December 31,
Vermont Municipal                          1997            1996         1995

Net asset value, beginning                  $16.33        $16.62       $15.34

Income from investment operations
     Net investment income                  .82           .88          .87
     Net realized and unrealized gain (loss)
     on investments                         .26           (.25)        1.35
     Total from investment operations       1.08          .63          2.22

Distributions from
     Net investment income                  (.82)         (.85)        (.85)
     Net realized gains                     (.14)         (.07)        (.09)
         Total distributions                (.96)         (.92)        (.94)

Total increase (decrease) in net asset value                           .12
(.29)    1.28

Net asset value, ending                     $16.45        $16.33       $16.62

Total return2                               6.90%         3.98%        14.86%

Ratio to average net assets
     Net investment income                  5.11%         5.27%        5.35%
     Total expenses3                        .76%          .77%         .76%
     Net expenses                           .73%          .73%         .75%

Expenses reimbursed                         -             -            -

Portfolio turnover                          14%           24%          12%

Net assets, ending (in thousands)           $50,194       $49,774      $60,203

Number of shares outstanding
ending (in thousands)                       3,052         3,048        3,621





                                                                 From Inception
                                                                 (Apr. 1,1991)
                               Year Ended December 31, to Dec. 31,
                                          1994       1993      199    1991

Net asset value, beginning              $16.66     $15.83     $15.5   $15.00

Income from investment operations
     Net investment income                 .87        .86        .84     .68
     Net realized and unrealized gain
     (loss)on investments               (1.35)        .82        .31     .58
     Total from investment operations    (.48)       1.68        1.15   1.26

Distributions from
     Net investment income               (.84)       (.85)       (.84)  (.66)
     Net realized gains                   -            -         (.06)  (.02)
        Total distributions              (.84)       (.85)       (.90)  (.68)

Total increase (decrease) in net
asset value                             (1.32)        .83         .25     .58

Net asset value, ending                 $15.34      $16.66      $15.83  $15.58

Total return2                          (2.88%)       10.84%     4.99  11.43% (a)

Ratio to average net assets
     Net investment income               5.47%        5.25%     5.41%   5.97%(a)
     Total expenses3                        -           -         -        -
     Net expenses                         .73%         .72%      .62%  .28% (a)

Expenses reimbursed                         -            -        -     .06% (a)

Portfolio turnover                          11%          5%       11%       8%

Net assets, ending (in thousands)          $64,215     $67,634  $53,179 $38,828

Number of shares outstanding
ending (in thousands)                       4,185      4,060     3,359    2,492



(a) Annualized
2  Total return does not reflect deduction of front-end sales charge.
3   Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly;
    such reductions are included in the ratio of net expenses.
INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
The Portfolio seeks to earn the highest level of interest income exempt from Vermont and federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality characteristics of the Portfolio. The Portfolio invests primarily in tax-exempt investment-grade municipal obligations of the State of Vermont and its political subdivisions ("Vermont Municipal Obligations"). The Portfolio has no duration restrictions, but the average portfolio duration is expected to be between four and nine years, although it may vary significantly.

Under normal market conditions, the Portfolio attempts to invest at least 65% of the value of its assets in Vermont Municipal Obligations. The Portfolio will also attempt to invest the remaining 35% of its total assets in these obligations, but may invest it in municipal obligations of other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions. Dividends you receive from the Portfolio that are derived from interest on tax-exempt obligations of other governmental issuers will be exempt from federal tax, but may be subject to Vermont state income taxes.


Nondiversified
There may be risks associated with the Portfolio being nondiversified.
     Specifically, since a relatively high percentage of the assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of the shares of the Portfolio may be more susceptible to any single economic, political or regulatory event than the shares of a diversified fund.

Municipal Obligations
Municipal obligations in which the Portfolio may invest include, but are not limited to general obligation bonds and notes of state and local issuers, revenue bonds of various transportation, housing, utilities (e.g. water and sewer), hospital and other state and local government authorities, tax and revenue anticipation notes and bond anticipation notes, municipal leases, and certificates of participation therein, and private activity bonds. See further description below and the Statement of Additional Information.

Credit Quality
The credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. In the case of any instrument that is not rated, credit quality is determined by the Advisor under the supervision of the Board of Trustees. Investment grade, as determined by a NRSRO, currently defined as the top four rating categories, i.e., AAA, AA, A and BBB. Though still investment grade, securities rated BBB/Baa possess certain speculative elements and are generally more susceptible to changing market conditions. There is no limitation on the percentage of the Portfolio's assets that may be invested in unrated obligations. Such obligations may be less liquid than rated obligations of comparable quality. Please refer to the Appendix in the Statement of Additional Information for a description of the ratings used by these services.


Floating and Variable Rate Obligations
The Portfolio may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments, which diminishes the risk of capital depreciation of investment securities in the Portfolio and Portfolio shares. However, should interest rates decline, the yield of the Portfolio will decline and the Portfolio and its shareholders will forego the opportunity for capital appreciation of its portfolio investments and of their shares.


Demand Notes
The Portfolio may invest in floating rate and variable rate demand notes.
     Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, the note may be supported by an unconditional bank letter of credit.

Interest-Rate Risk
All fixed income instruments are subject to interest-rate risk; that is, if the market interest rates rise, the current principal value of a bond will decline. In general, the longer the maturity of the bond, the greater the decline in value. Because the Portfolio's average duration is between 4 and 9 years, it would be expected to be more affected by a rise in market interest rates than a short-term money market fund, but less adversely affected by a rise in market interest rates than a fund which invests in longer-term bonds.

Municipal Leases
     The Portfolio may invest in municipal leases. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. There are additional risks inherent in investing in this type of municipal security. Unlike municipal notes and bonds, where a municipality is obligated by law to make interest and principal payments when due, funding for lease payments needs to be appropriated each fiscal year in the budget. It is possible that a municipality will not appropriate funds for lease payments. The Advisor considers risk of cancellation in its investment analysis. The Portfolio may purchase unrated municipal leases. The Fund's Advisor, under supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis. The Fund will invest only in municipal leases that meet its credit quality restrictions. Certain municipal leases may be considered illiquid and subject to the Fund's limit on illiquid investments. The Board of Trustees/Directors has established guidelines for determining whether a lease is illiquid. See the Statement of Additional Information for the factors considered by the Board in determining liquidity and valuation of leases.


When-Issued Purchases
     New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Temporary Investments
     From time to time for liquidity purposes or pending the investment of the proceeds of the sale of Portfolio shares, the Portfolio may invest in and derive up to 20% of its income from taxable short-term obligations of the US Government, its agencies and instrumentalities. Interest earned from such taxable investments will be taxable as ordinary income unless you are otherwise exempt from taxation.

     To minimize taxable income, the Portfolio may also hold cash which is not earning income. It is a fundamental policy of the Portfolio that during normal market conditions the Portfolio's assets will be invested so that at least 80% of the Portfolio's annual income will be federally tax-exempt.

     Financial Futures, Options, and Other Investment Techniques The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolio can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Any instruments determined to be illiquid are subject to the Portfolio's 10% restriction on illiquid securities. See below and the Statement of Additional Information for more details about these strategies.


The Portfolio may buy certain financial futures contracts to hedge its investments in municipal bonds.

     Under certain circumstances, the Portfolio may purchase and sell certain financial futures contracts and certain options on futures contracts. A financial futures contract obligates the seller of a contract to deliver - and the purchaser of a contract to take delivery of - the type of financial instrument covered by the contract. In the case of index-based futures contracts, the obligation is in the form of a cash settlement at a specific time for a specific price.

The Portfolio may only engage in futures transactions for the purpose of hedging its investments in municipal bonds against declines in value and to hedge against increases in the cost of securities the Portfolio intends to purchase. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Similarly, a purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.


     Types of  futures  contracts  purchased  The  Portfolio  intends to deal in
futures   contracts   based  upon  The  Bond  Buyer   Municipal  Bond  Index,  a
price-weighted measure of the market value of 40 large, recently-issued tax-exempt bonds, and to engage in transactions in exchange-listed futures contracts on US Treasury securities. The Portfolio may also engage in transactions in other futures contracts, such as futures contracts on other municipal bond indexes that become available, if the investment advisor believes such contracts would be appropriate for hedging the Portfolio's investments in municipal bonds.

When the Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high grade fixed income securities in a segregated account with the Portfolio's custodian, so that the segregated amount plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures will have the effect of increasing portfolio turnover.


     Closing out a futures position - Risks The Portfolio may close out its position in a futures contract or an option on a futures contract only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid secondary market for the futures contract. If it is not possible to close a futures position entered into by the Portfolio, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. The inability to close futures or options positions could have an adverse effect on the Portfolio's ability to hedge effectively. There is also risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract. The success of a hedging strategy depends on the Advisor's ability to predict the direction of interest rates and other economic factors. The correlation is imperfect between movements in the prices of futures or options contracts, and the movements of prices of the securities which are subject to the hedge. If the Portfolio used a futures or options contract to hedge against a decline in the market, and the market later advances (or vice-versa), the Portfolio may suffer a greater loss than if it had not hedged.

     Other Policies The Portfolio may temporarily borrow money from banks to meet redemption requests, but such borrowing may not exceed 10% of the value of the Portfolio's total assets. The Portfolio has adopted certain fundamental investment restrictions which are discussed in detail in the Statement of Additional Information.


YIELD AND TOTAL RETURN


     Yield refers to income generated by an investment over a period of time. Yield measures the current investment performance that is, the rate of income on the Portfolio's investments divided by the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds.




Taxable Equivalent Yield
     The Portfolio may advertise its "taxable equivalent yield" The taxable equivalent yield is the yield that you would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The taxable equivalent yield is computed by taking the portion of the Portfolio's yield exempt from regular federal income tax and multiplying the exempt yield by a factor based on a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor used to calculate the taxable equivalent yield is the reciprocal of the difference between one and the applicable income tax rate, which will be stated in the advertisement.


     The Portfolio may advertise its total return. Total return is based on historical results and is not intended to indicate future performance. Total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. The total return of a class shows its overall change in value, including changes in share price and assuming all of the dividends and capital gain distributions are reinvested. A cumulative total return reflects the performance over a stated period of time. An average annual total return reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. Both types of total return usually will include the effect of paying the sales charge. Of course, total returns will be higher if sales charges are not taken into account. Quotations of "return without maximum load" do not reflect deduction of the sales charge. You should consider return without maximum load figures only if you qualify for a reduced sales charge, or for purposes of comparison with comparable figures which also do not reflect sales charges, such as mutual fund averages compiled by Lipper Analytical Services, Inc. Further information about the Portfolio's performance is contained in its Annual Report to Shareholders, which may be obtained without charge.



MANAGEMENT OF THE FUND

     The Board of Trustees supervises the Portfolio's activities and reviews its contracts with companies that provide it with services. The Portfolio is a series of Calvert Tax-Free Reserves (the "Fund"), an open-end management investment company, organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Money Market Portfolio, Limited-Term Portfolio, Long-Term Portfolio, and the California Money Market Portfolio.


The Fund is not required to hold annual shareholder meetings for the Portfolio, but special meetings may be called for such purposes as electing Trustees, changing fundamental policies, and approving management contracts. As a shareholder, you receive one vote for the share of a Portfolio you own. For matters affecting Portfolios differently, only shares of that Portfolio are entitled to vote.



Portfolio Managers
     Investment selections for the Portfolio are made by David R. Rochat and Reno J. Martini. Mr.Rochat is a Director and Senior Vice President of Calvert Asset Management Company, Inc. He is a Trustee/Director and Senior Vice President of First Variable Rate Fund, Calvert Tax-Free Reserves, Money Management Plus, The Calvert Fund, and Calvert Municipal Fund, Inc., and is primarily responsible for setting the investment strategy of the trading department, utilizing over 20 years' experience in the securities and investment community. Mr. Rochat joined Calvert Group in 1981 after establishing and managing the municipal bond department at Donaldson, Lufkin, & Jenrette Securities Corporation. Mr. Martini, a Director of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc., oversees management of all Calvert Group portfolios. He has extensive experience in evaluating and purchasing municipal securities.


Calvert Group is one of the largest investment management firms in the Washington, DC area.
     Calvert Group, Ltd., parent of the Fund's investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, DC Calvert Group is one of the largest investment management firms in the Washington, DC area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1997, Calvert Group managed and administered assets in excess of $5.0 billion and more than 200,000 shareholder and depositor accounts.


Calvert Asset Management serves as Advisor to the Fund.
     Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management, administrative services and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Fund and reserves the right to compensate broker/dealers in return for their promotional or administrative services. For its services during fiscal year 1997, the Advisor received a fee equal to 0.60% of the Portfolio's average net assets.

Calvert Administrative Services Company provides administrative services for the Fund.
     Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by Calvert Tax-Free Reserves to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, prior to August 1, 1997, CASC received a total fee from Calvert Tax-Free Reserves of $200,000 per year, allocated among the Portfolios based on assets. Effective August 1, 1997, the fee structure changed. Exclusive of the CTFR Money Market Portfolio, the Fund pays an annual fee of $80,000, allocated among the remaining portfolios based on assets.

     Calvert Distributors, Inc. serves as underwriter to market the Portfolio's shares. Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for payment of commissions and service fees to broker/dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

     The transfer agent keeps your account records. Calvert Shareholder Services, Inc. is the Fund's dividend disbursing and shareholder servicing agent. National Financial Data Services, Inc. ("NFDS"), 1004 Baltimore, Kansas City, Missouri 64105, is the transfer and dividend disbursing agent for the Fund.


SHAREHOLDER GUIDE

     Opening An Account You can buy shares of the Portfolio in several ways. An account application accompanies this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800.368.2748.


Shares are offered at net asset value plus a front-end sales charge as follows:

Amount of                                 As a % of     As a % of    Allowed
to Dealers
Investment                                offering      net amount   as a %
of offering
                                          price           invested     price

Less than $50,000                         3.75%           3.90%        3.00%
$50,000 but less than $100,000            3.00%           3.09%        2.25%
$100,000 but less than $250,000           2.25%           2.30%        1.75%
$250,000 but less than $500,000           1.75%           1.78%        1.25%
$500,000 but less than $1,000,000         1.00%           1.01%        0.80%
$1,000,000 and over                       0.00%           0.00%        0.00%*

CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Funds within twelve months of the time of purchase.

Sales charges may be reduced or eliminated in certain cases. See Exhibit A to this prospectus.
The sales charge is paid to CDI, which in turn normally reallows a portion to your broker/dealer. Upon written notice to dealers with whom it has dealer agreements, CDI may reallow up to the full applicable sales charge. Dealers to whom 90% or more of the entire sales charge is reallowed may be deemed to be underwriters under the Securities Act of 1933.

In addition to any sales charge reallowance, your broker/dealer, or other financial service firm through which your account is held, currently will be paid periodic service fees at an annual rate of up to 0.15% of the average daily net asset value of the shares held in accounts maintained by that firm.


Arrangements with Broker/Dealers and Others
CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Eligible marketing and distribution expenses for Class B and C may be paid pursuant to the Portfolio's Distribution Plan, and in compliance with the rules of the NASD.


HOW TO BUY SHARES

Method                     New Accounts              Additional Investments

By Mail                    $2,000 minimum            $250 minimum
                           Please make your check    Please make your check
                           payable to the Portfolio  payable to the Portfolio
                           and mail it with your     and mail it with your
                           application to:           investment slip to:
                           Calvert Group             Calvert Group
                           P.O. Box 419544           P.O. Box 419739
                           Kansas City, MO           Kansas City, MO
                           64141-6544                64141-6739

By Registered,             Calvert Group             Calvert Group
Certified, or              c/o NFDS, 6th Floor       c/o NFDS, 6th Floor
Overnight Mail:            1004 Baltimore            1004 Baltimore
                           Kansas City, MO           Kansas City, MO
                           64105-1807                64105-1807
Through Your               $2,000 minimum            $250 minimum
Financial Professional

At the                     Visit the Calvert Office to make investments by
check.
Calvert Office


FOR ALL OPTIONS BELOW, PLEASE CALL YOUR FINANCIAL PROFESSIONAL, OR CALVERT GROUP AT 800.368.2745


By Exchange                $2,000 minimum            $250 minimum

(From your account         When opening an account by exchange, your new
in another Calvert         account must be established with the same name(s),
taxpayer                   address and identification number as your existing
Group Fund)                Calvert account.




By Bank Wire               $2,000 minimum            $250 minimum

By Calvert Money           Not Available for         $50 minimum
Controller*                Initial Investment


*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.


NET ASSET VALUE

Net asset value per share ("NAV") refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. This value is calculated at the close of the Portfolio's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Portfolio is open for business each day the New York Stock Exchange is open.


Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If quotations are not available, securities are valued by a method that the Board of Trustees believes accurately reflects fair value.


All purchases of Portfolio shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000 of a share).


WHEN YOUR ACCOUNT WILL BE CREDITED

     Before you buy shares, please read the following information to make sure your investment is accepted and credited properly. Your purchase will be processed at the offering price based on the next net asset value calculated after your order is received and accepted. If your purchase is received by 4:00 p.m. Eastern time, your account will be credited on the day of receipt. If your purchase is received after 4:00 p.m. Eastern time, it will be credited the next business day. Any check purchase receiving without an investment slip may cause delaying crediting. Your purchases must be made in US dollars and checks must be drawn on US banks. No cash will be accepted. The Portfolio reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check is not paid, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Portfolio. When you purchase by check or with Calvert Money Controller, those funds will be on hold for up to 10 business days from the date of receipt. During that period, redemptions against those funds will not be honored. To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee. As a convenience, check purchases can be received at Calvert's offices for overnight mail delivery to the transfer agent and will be credited the next business day.

Certain financial institutions or broker/dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be held liable for resulting fees or losses.


EXCHANGES

You may exchange shares of the Portfolio for shares of other Calvert Group Funds. Each exchange represents the sale of shares of one Portfolio and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

     If your investment goals change, the Calvert Group Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. However, the Portfolio is intended as a long-term investment and not for frequent short-term trades. To protect performance and to minimize costs, Calvert Group discourages frequent exchanges and may prohibit additional purchases of Portfolio shares by persons engaged in too many short-term trades. Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same Fund or Portfolio during any 6-month period will be given written notice that they may be prohibited from making additional investments. These policies do not prohibit you from redeeming shares of the Funds and do not apply to trades solely among money market funds. Before you make an exchange from a Fund or Portfolio, please note the following:

  Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information, including class offerings.

   Complete and sign an application for an account in that Fund or Portfolio, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.


 You may exchange shares on which you have already paid a sales charge at Calvert Group and shares acquired by reinvestment of dividends and distributions may be exchanged into another Fund at no additional charge. Shares may only be exchanged for shares of the same class of another Calvert Group Fund.

The Portfolio reserves the right to terminate or modify the exchange privilege in the future upon 60 days written notice.
OTHER CALVERT GROUP SERVICES


     Calvert Information Network 24 hour total return quotations and prices Calvert Group has a round-the-clock telephone service that lets existing customers obtain prices, performance information, account balances, and authorize certain transactions.

     Calvert Money Controller Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application. This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000) between your bank account and your Calvert Group account with one phone call. Allow two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank.

You may also arrange systematic monthly or quarterly investments (minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Fund shares. A debit entry will appear on your bank statement. Share purchases made through Calvert Money Controller will be subject to the applicable sales charge. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert Group account, call your broker or Calvert Group for more information.


     Telephone Transactions Calvert may record all telephone calls. You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.


     Optional Services Complete the application for the easiest way to establish services. The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide Calvert Group with additional information and a signature guarantee. Please call Calvert Investor Relations at 800.368.2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker/dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

     Householding of General Mailings Householding reduces Fund expenses while saving paper and postage. If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as statements, confirms, prospectuses, semi-annual and annual reports. Please contact Calvert Investor Relations at 800.368.2745 to receive additional copies of information.

     Special Services and Charges The Portfolio pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

     If you are purchasing shares of the Portfolio through a program of services offered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features of the Portfolio may be modified in these programs, and administrative charges may be imposed by the broker/dealer or financial institution for the services rendered.

SELLING YOUR SHARES


You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See below for specific requirements necessary to make sure your redemption request is accepted (less any applicable CDSC). Remember that the Portfolio may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days).



Redemption Requirements To Remember
To ensure acceptance of your redemption request, please follow the procedures described here and below.

     Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Portfolio, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

     Minimum account balance is $1,000. Please maintain a balance in each of your fund accounts of at least $1,000. Funds with a fluctuating net asset value and a balance of less than $1,000 may be closed and the proceeds mailed to the address of record. You will be given a notice that your account is below the minimum and closed after 30 days if the balance is not brought up to the required minimum amount.

HOW TO SELL YOUR SHARES


     By Mail To: Calvert Group, P.O. Box 419544, Kansas City, MO 64141-6544 You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. To add instructions to wire to a destination that has not been previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.


Type of
Registration      Requirements

Corporations,     Letter of instruction and a corporate resolution, signed by person(s)
Associations      authorized to act on the account, accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the Trustee(s) (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, provide a copy of the trust document, certified within the last 60 days.)


By Telephone
     Please call 800.368.2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to a bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000.

Calvert Money Controller


     Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). You may also authorize automatic fixed amount redemptions by Calvert Money Controller. All requests must be received by 4:00 p.m. Eastern time. Accounts cannot be closed by this service. Unless they otherwise qualify for a waiver, Class B or Class C shares of the Portfolio redeemed by Calvert Money Controller will be subject to the Contingent Deferred Sales Charge.




Exchange to Another Calvert Group Fund

     You must meet the minimum investment requirement of the other Calvert Group Fund or Portfolio. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter.

Systematic Check Redemptions


     If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount sent to you on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares of the Portfolio redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.





Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares. DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends from the Portfolio's net investment income are declared and paid monthly.

     Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of the Portfolio's net short-term capital gains (treated as dividends for tax purposes) and its net long-term capital gains, if any, are normally declared and paid by the Fund once a year; however, the Portfolio does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes; dividend payments are anticipated to be generally higher for Class A shares.


Dividend Options


     Dividends and any distributions are automatically reinvested in the same Portfolio at net asset value (no sales charge), unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions may be automatically invested in an identically registered account with the same account number in any other Calvert Group Fund or Portfolio at net asset value. If reinvested in the same Fund account, new shares will be purchased at net asset value on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must be a shareholder on the record date to receive dividends. You must notify the Fund in writing prior to the record date to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the US Postal Service cannot deliver the check, or if it remains uncashed for an extended period, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.



"Buying a Dividend"

     At the time of purchase, the share price of the Portfolio may reflect undistributed income, capital gains or unrealized appreciation of securities. Any capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, the Portfolio's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

     Dividends derived from interest on municipal obligations constitute exempt-interest dividends, on which you are not subject to federal income tax. However, dividends which are from taxable interest and any distributions of short-term capital gain are taxable to you as ordinary income. If the Portfolio makes any distributions of long-term capital gains, then these are taxable to you as long-term capital gains, regardless of how long you held your shares of the Portfolio. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum tax for individuals and for corporations.

If any taxable income or gains are paid, in January, the Portfolio will mail you Form 1099-DIV indicating the federal tax status of dividends paid to you by the Portfolio during the past year.


You may realize a capital gain or loss when you redeem (sell) or exchange shares.
     If you sell or exchange your Fund shares you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. In January, the Fund will mail you Form 1099-B indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

State and Local Taxes
     Dividends derived from interest on Vermont state or local obligations are exempt from Vermont personal income tax, as are dividends from obligations issued by certain territories, such as Puerto Rico. The Portfolio will advise you each January of the percent of dividends qualifying for this exemption. You should consult your tax advisor with regard to how certain dividends affect you.


Taxpayer Identification Number
     If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law may require the Portfolio to withhold 31% of your dividends and certain redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Portfolio reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.


EXHIBIT A - REDUCED SALES CHARGES

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Right of Accumulation
The sales charge is calculated by taking into account not only the dollar amount of a new purchase of shares, but also the higher of cost or current value of shares previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase.


Letter of Intent
If you plan to purchase $50,000 or more of Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the Statement of Additional Information.


Group Purchases
If you are a member of a qualified group, you may purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the shares you purchase, but also the higher of cost or current value of shares previously purchased and currently held by other members of your group.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable CDI and dealers offering Fund shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or dealers distributing the Fund's shares, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or dealers. Members of a group are not eligible for a Letter of Intent.



Other Circumstances
There is no sales charge on shares of any fund or portfolio of the Calvert Group of Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Group of Funds, employees of Calvert Group, Ltd. and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for the Calvert Group of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) Purchases made through a Registered Investment Advisor, (iv) Trust departments of banks or savings institutions for trust clients of such bank or institution, (v) Purchases through a broker maintaining an omnibus account with the fund or portfolio, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and "rabbi trusts."



Dividends and Capital Gain Distributions from other Calvert Group Funds
You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in another account with no additional sales charge.


Reinstatement Privilege
If you redeem Fund shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.


Prospectus
April 30, 1998


calvert tax-free reserves
vermont municipal portfolio


To Open an Account:
800.368.2748

Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800.368.2745

Service for Existing Accounts:
Shareholders  800.368.2745
Brokers  800.368.2746

TDD for Hearing-Impaired:
800.541.1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified or
Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105

Calvert Group Website
http://www.calvertgroup.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

                          PROSPECTUS - April 30, 1998
                           CALVERT TAX-FREE RESERVES
                       CALIFORNIA MONEY MARKET PORTFOLIO
                4550 Montgomery Avenue, Bethesda, Maryland 20814


Investment Objectives and Policies
Calvert Tax-Free Reserves California Money Market Portfolio seeks to earn the highest interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio. The Portfolio seeks to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will be successful in maintaining a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the US Government.

The Portfolio invests substantially all of its assets in Municipal Obligations of the State of California. It may invest up to 25% of its assets in a single issuer. Therefore, investment in the Portfolio may be riskier than an investment in another type of money market fund.

To Open An Account
Call your broker, or complete and return the enclosed Account Application. Minimum initial investment is $2,000.

About This Prospectus
Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Portfolio's goals match your own. Keep this document for future reference.


A Statement of Additional Information (dated April 30, 1998) for the Portfolio has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the
Portfolio: 800.368.2748.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

The SEC maintains a Website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


FUND EXPENSES

A.       Shareholder Transaction Costs
         Sales Load on Purchases                     None
         Sales Load on Reinvested Dividends          None
         Deferred Sales Load                         None
         Redemption Fees                             None
         Exchange Fees                               None

B.       Annual Fund Operating Expenses - Fiscal Year 1997
         (as a percentage of average net assets)
         Management Fees                             0.51%
         Rule 12b-1 Service and Distribution Fees    None
         Other Expenses                              0.15%
         Total Fund Operating Expenses 1             0.66%

1 Net Fund Operating Expenses after reduction for fees paid indirectly were 0.65%.

C.       Example:
         You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period:
         1 Year            3 Years          5 Years           10 Years
         $7                $21              $37               $82

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Portfolio may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

Shareholder Transaction Costs
are charges you pay when you buy or sell shares of the Portfolio. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

Annual Fund Operating Expenses
are based on the Portfolio's historical expenses. Management Fees are paid by the Portfolio to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing the Portfolio's investments and business affairs, and include an administrative service fee paid to Calvert Administrative Services Company, Inc. The Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Portfolio's yield and are not charged directly to individual shareholder accounts. Please refer to "Management of the Fund" for further information.


FINANCIAL HIGHLIGHTS

The following table provides information about the Portfolio's financial history. It expresses the information in terms of a single share outstanding throughout the period. The table has been audited by those independent accountants whose report is included in the Annual Report to Shareholders for the periods presented. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.

                                        Year Ended December 31,
California Portfolio                    1997         1996         1995

Net asset value, beginning              $1.00        $1.00        $1.00

Income from investment operations
     Net investment income              .032         .031         .037
Distributions from
     Net investment income              (.032)       (.031)       (.037)

Net asset value, ending                 $1.00        $1.00        $1.00

Total return                            3.28%        3.17%        3.78%2

Ratio to average net assets
     Net investment income              3.22%        3.14%        3.69%
     Total expenses3                    .66%         .69%         .76%
     Net expenses                       .65%         .68%         .75%
     Expenses reimbursed                .05%         .03%         -

Net assets, ending (in thousands)       $321,001     $346,008     $300,351

Number of shares outstanding,
ending (in thousands)                   321,126      346,124      300,544



2 Total return numbers do not reflect the Tender Option Agreement. On December 15, 1994, the Portfolio entered into a Tender Option Agreement with the Advisor valued at $600,000 to secure payment of an "at risk" investment. On June 30, 1995, the investment paid the Portfolio in full and the option expired unused. The expiration loss was applied against the Advisor's capital contribution of the Option.


3 Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

                                        Year Ended December 31,
California Portfolio                    1994         1993         1992

Net asset value, beginning              $1.00        $1.00        $1.00

Income from investment operations
     Net investment income              .026         .022         .030

Distributions from
     Net investment income              (.026)       (.022)       (.030)

Net asset value, ending                 $1.00        $1.00        $1.00

Total return4                           2.62%5       2.26%        3.08%

Ratio to average net assets
     Net investment income              2.55%        2.22%        3.01%
     Total expenses6                    -            -            -
     Net expenses                       .69%         .69%         .68%
     Expenses reimbursed                -            -            -

Net assets, ending (in thousands)       $260,719     $296,984     $323,928

Number of shares outstanding,
ending (in thousands)                   260,716      296,984      323,928

4 Total return has not been audited prior to 1994.

6 Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

                                                                From Inception
                                                                Oct. 16, 1989
                                    Year Ended December 31,     to Dec. 31,
                                    1991         1990           1989

Net asset value, beginning          $1.00        $1.00          $1.00

Income from investment operations
     Net investment income          .045         .059           .018

Distributions from
     Net investment income          (.045)       (.059)         (.018)

Net asset value, ending             $1.00        $1.00          $1.00

Total return4                       4.64%        6.04%          6.51% (a)

Ratio to average net assets
     Net investment income          4.51%        5.83%          6.13% (a)
     Total expenses6                -            -              -
     Net expenses                   .60%         .31%           .12% (a)
     Expenses reimbursed            -            .02%           -

Net assets, ending (in thousands)   $287,984     $240,469       $35,662

Number of shares outstanding,
ending (in thousands)               287,984      240,468        35,661


(a) Annualized

4 Total return has not been audited prior to 1994.

5 Total return numbers do not reflect the Tender Option Agreement. On December 15, 1994, the Portfolio entered into a Tender Option Agreement with the Advisor valued at $600,000 to secure payment of an "at risk" investment. On June 30, 1995, the investment paid the Portfolio in full and the option expired unused. The expiration loss was applied against the Advisor's capital contribution of the Option.

6 Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

INVESTMENT OBJECTIVES AND POLICIES

The California Money Market Portfolio seeks to earn the highest level of interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

The Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal and California state income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. Short-term obligations have remaining maturities of one year or less. The Portfolio maintains an average weighted maturity of 90 days or less.

California Money Market Portfolio invests at least 80% of its assets in debt obligations issued by or on behalf of the State of California.
Under normal market conditions, the California Money Market Portfolio will invest at least 80% of its total assets in municipal obligations whose interest is exempt from federal and California state income tax, including those issued by or on behalf of the State of California and its political subdivisions ("Municipal Obligations"). The Portfolio will also attempt to invest the remaining 20% of its total assets in such obligations, but may invest it in municipal obligations of other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions or in short-term taxable money market-type instruments. See "Temporary Investments" below. Dividends paid by the Portfolio which are derived from interest attributable to California Municipal Obligations will be exempt from federal and California state personal income taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be exempt from federal income tax, but will be subject to California state income taxes.

Credit Quality
The Portfolio invests in municipal bonds and notes and tax-exempt commercial paper within the two highest credit ratings categories: for example, AA and AAA (or Aa and Aaa) for municipal bonds, and A-l and A-2 (or P-l and P-2) for tax-exempt commercial paper. Municipal obligations rated within these categories are judged to be of high quality by all standards.

The credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. In the case of any instrument that is not rated, credit quality is determined by the Advisor under the supervision of the Board of Trustees. There is no limitation on the percentage of the Portfolio's assets which may be invested in unrated obligations; such obligations may be less liquid than rated obligations of comparable quality. Please refer to the Appendix in the Statement of Additional Information for a description of the ratings used by these services.

Floating and Variable Rate Obligations
The Portfolio may invest in variable rate obligations. Variable rate obligations have a yield which is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, which automatically adjusts when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments, which diminishes the risk of capital depreciation of portfolio investments and Portfolio shares; but this also means that should interest rates decline, the yield of the Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the portfolio investments.

Demand Notes
The Portfolio may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The Portfolio may invest in structured money market instruments, where the underlying security is a municipal lease. Generally, such instruments are structured as tax-exempt commercial paper or variable rate demand notes, and are typically secured by an unconditional letter of credit. In the unlikely event that the letter of credit is not honored, the lease would present special risks, such as the chance that the municipality might not appropriate funding for the lease payments. Thus, the Advisor considers risk of cancellation in its investment analysis. Certain leases may be considered illiquid. In all cases, the Portfolio invests only in high-quality instruments (rated in one of the two highest rating categories, or if unrated, of comparable credit quality) that meet the requirements of SEC Rule 2a-7 regarding credit quality and maturity. See the Statement of Additional Information.

When-Issued Purchases
New issues of Municipal Obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Temporary Investments
For liquidity purposes or pending the investment of the proceeds of the sale of its shares, the Portfolio may invest in and derive up to 20% of its income from taxable short-term money market type investments. Interest earned from such taxable investments will be taxable to you as ordinary income unless you are otherwise exempt from taxation.

Other Policies


The Portfolio may temporarily borrow money from banks to meet redemption requests, but such borrowing may not exceed 10% of the value of the Portfolio's total assets. The Portfolio has adopted certain fundamental investment restrictions which are discussed in detail in the Statement of Additional Information.

YIELD

Yield refers to income generated by an investment over a period of time.
The Portfolio may advertise "yield" and "effective yield." Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period, stated in the advertisement. If the base period is less than one year, the yield will be "annualized." That is, the amount of income generated by the investment during the base period is assumed to be generated over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Taxable Equivalent Yield
The Portfolio may also advertise its "taxable equivalent yield." The taxable equivalent yield is the yield you would have to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The taxable equivalent yield for the Portfolio is computed by taking the portion of the Portfolio's yield exempt from regular federal income tax and multiplying the exempt yield by a factor based on a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor used to calculate the taxable equivalent yield is the reciprocal of the difference between one and the applicable income tax rate, which will be stated in the advertisement.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the activities and reviews its contracts with companies that provide the Fund with services.
The Portfolio is a series of Calvert Tax-Free Reserves (the "Fund"), an open-end management investment company, organized as a Massachusetts business trust on October 20, 1980. The series of the Fund include the Money Market Portfolio, Limited-Term Portfolio, Long-Term Portfolio, California Money Market Portfolio, and the Vermont Municipal Portfolio.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for the share of a Portfolio you own. For matters affecting only one Portfolio, only shares of that Portfolio are entitled to vote.


Calvert Group is one of the largest investment management firms in the Washington, DC area.
Calvert Group, Ltd., parent of the Portfolio's investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, DC Calvert Group is one of the largest investment management firms in the Washington, DC area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1997, Calvert Group managed and administered assets in excess of $5.0 billion and more than 200,000 shareholder and depositor accounts.


Calvert Asset Management serves as Advisor.
Calvert Asset Management Company, Inc. (the "Advisor") is the Portfolio's investment advisor. The Advisor provides the Portfolio with investment supervision and management; administrative services and office space; furnishes executive and other personnel to the Portfolio; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Portfolio and reserves the right to compensate broker/dealers in return for their promotional or administrative services. For fiscal year 1997, pursuant to the Investment Advisory Agreement, the Advisor received a fee of 0.50% of the Portfolio's average daily net assets.



Calvert Administrative Services Company provides administrative services for the Fund.
Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, prior to August 1, 1997 CASC received a total fee from the Fund of $200,000 per year, allocated among the Portfolios based on assets. Effective August 1, 1997, the fee structure changed, and the Fund (exclusive of CTFR Money Market Portfolio) pays an annual fee of $80,000, allocated between the Portfolios based on assets.

Calvert Distributors, Inc. serves as underwriter to market the Portfolio's shares.
Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Portfolio, CDI markets and distributes the Portfolio's shares and is responsible for payment of commissions and service fees to broker/dealers, banks, and financial services firms, preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

CDI currently compensates broker/dealer firms at rates up to 0.20% of the average daily net assets maintained in Portfolio accounts administered by the respective firms. CDI may also pay additional concessions, including non-cash promotional incentives such as merchandise or trips, to dealers employing registered representatives who sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising and equipment, or to defray the expenses of sales contests.

The transfer agent keeps your account records.
Calvert Shareholder Services, Inc. is the Fund's shareholder servicing agent. National Financial Data Services, Inc. ("NFDS"), 1004 Baltimore, Kansas City, Missouri 64105, is the transfer and dividend disbursing agent for the Fund.


SHAREHOLDER GUIDE


How to Open An Account
Getting Started
Regardless of the investment option you choose (see below), the enclosed application must be completed and signed for each new account. When multiple classes of shares ore offered, please specify which class you which to purchase. Additional documents may be required for corporations, associations and certain fiduciaries, and for investments in Calvert's tax-deferred retirement plans. For more information about account options mentioned below, contact your broker or our shareholder services department at 800.368.2748.



                               HOW TO BUY SHARES
 CTFR California Money Market Portfolio shares are sold without a sales charge.


Method              New Accounts                   Additional Investments

By Mail             $2,000 minimum                 $250 minimum
                    Please make your check         Please make your check
                    payable to the Portfolio       payable to the Portfolio
                    and mail it with your          and mail it with your
                    application to:                investment slip to:
                    Calvert Group                  Calvert Group
                    P.O. Box 419544                P.O. Box 419739
                    Kansas City, MO                Kansas City, MO
                    64141-6544                     64141-6739

By Registered,      Calvert Group                  Calvert Group
Certified, or       c/o NFDS, 6th Floor            c/o NFDS, 6th Floor
Overnight Mail:     1004 Baltimore                 1004 Baltimore
                    Kansas City, MO                Kansas City, MO
                    64105-1807                     64105-1807

At the Calvert      Visit the Calvert Office to make investments by check.
Office


WHEN YOUR ACCOUNT WILL BE CREDITED


Your purchase will be processed at the next NAV calculated after your order is received and accepted. All of your purchases must be made in US dollars and checks must be drawn on US banks. No cash will be accepted. The Portfolio reserves the right to suspend the offering of shares for a period for time or to reflect any specific purchase order. If your check does not clear the bank, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Portfolio.


When you purchase by check or with Calvert Money Controller, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, any redemptions will be held until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Drafts written on a money market portfolio during the hold period will be returned for uncollected funds. To avoid this hold period, you can wire federal funds from your bank, which may charge you a fee. As a convenience, check purchases can be received at Calvert's offices for overnight mail delivery to the Transfer Agent and will be credited the next business day. Any check purchase received without an investment slip may cause delayed crediting.

Money Market Dividends
If your wire purchase is received by 5 p.m. ET, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are credited to the account.

OTHER CALVERT GROUP FEATURES


Calvert Information Network
For 24 hour performance and account information call 800.368.2745 or visit http://www.calvertgroup.com.
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Account Services
By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker/dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller
Calvert Money Controller allows you to purchase or sell shares anytime from anywhere with ease, without the time delay of mailing a check or the added expense of wiring funds. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests will be honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application.

Telephone Transactions
You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.


Exchanges
Calvert Group of Funds offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other funds should your investment goals change with changes in market conditions. The exchange privilege offers flexibility, by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one portfolio and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same Portfolio during a six month period will be given written notice and may be prohibited from placing additional investments. This policy does not prohibit a shareholder from redeeming shares of any Portfolio, and does not apply to trades solely among money market funds.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days written notice.

Combined General Mailings
Join us in our efforts to conserve paper and save on postage.
If you have multiple accounts with Calvert, you may receive combined mailings of shareholder information, such as account statements, confirmations of transactions, prospectuses and semi-annual and annual reports.


Systematic Check Redemptions
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount sent to you on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount. If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.

Special Services and Charges
The Funds pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.


If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features may be modified in these programs, and administrative charges may be imposed by the broker/dealer or financial institution for the services rendered.

Minimum Account Balance is $1,000 per Fund, per Class
Please maintain a balance in each of your Fund accounts of at least $1,000. If the balance in your account falls below the $1,000 minimum during a month, a $3 fee will be charged to your account, or the account may be closed and the proceeds mailed to the address of record. You will receive a notice that your account is below the minimum, and will be closed or charged if the balance is not brought up to the required minimum amount within 30 days.

DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends from the Portfolio's net investment income are accrued daily and paid monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Portfolio does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Dividend Payment Options (available monthly or quarterly)
Dividends and any distributions are automatically reinvested in the same Portfolio at NAV (no sales charge), unless you elect to have the dividends of $10 or more paid in cash, (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Group Fund or Portfolio may be automatically invested in an identically registered account in any other Calvert Group Fund at NAV. If reinvested in the same Fund account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the US Postal Service cannot deliver the check, or if it remains uncashed for an extended period, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
In January, your Fund will mail you Form 1099-DIV indicating the federal tax status of any reportable dividends and capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

Other Tax Information
To the extent that exempt-interest dividends are derived from earnings attributable to California Municipal Obligations, they will also be exempt from state and local personal income tax in California. The dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes. A letter will be mailed to you in January detailing the percentage invested in California the previous tax year.

Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and possibly 31% of certain redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert Group reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES


You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received. The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Portfolio, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. Remember, investment made by check or Calvert Money Controller may be subject to a hold before shares can be redeemed. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.


Net Asset Value - "NAV"
NAV refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. For Portfolios with more than one class of shares, the NAVs of each class will vary daily depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. Money Market securities are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share. If quotations are not available, securities are valued by a method that the particular Fund's Board of Trustees/Directors believes accurately reflects fair value.

The NAV is calculated at the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (normal 4 p.m. ET). Each Fund is open for business each day the New York Stock Exchange is open. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000 of a share). A money market portfolio may send monthly statements in lieu of immediate confirmations for purchases and redemptions.

Follow these suggestions to ensure timely processing of your redemption request

By Telephone
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests
Calvert Group, PO Box 419544, Kansas City MO 64141-6544
Your letter should include your account number and fund and the number of shares or the dollar amount your are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

The following requirements may also apply to your account:

Type of Registration     Requirements

Corporations,            Letter of instruction and corporate resolution,
signed
Associations             by person(s) authorized to act on the account,
                         accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the Trustee(s) (as Trustees), with a signature guarantee. (If the Trustee's name is not registered on your account, provide a copy of the trust document, certified within the last 60 days.)

Prospectus
April 30, 1998


CALVERT TAX-FREE RESERVES
CALIFORNIA MONEY MARKET PORTFOLIO


To Open an Account:
800.368.2748

Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800.368.2745

Service for Existing Account:
Shareholders 800.368.2745
Brokers 800.368.2746

TDD for Hearing-Impaired:
800.541.1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified or
Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105

Calvert Group Website
http://www.calvertgroup.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Prospectus April 30, 1998

Calvert Tax-Free Reserves Money Market
Portfolio Institutional Class

4550 Montgomery Avenue, Bethesda, Maryland 20814


Investment Objective and Policies
Calvert Tax-Free Reserves (the "Fund") Money Market Portfolio (the "Portfolio") seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will be successful in maintaining a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government.

Purchase Information
The Money Market Portfolio offers two classes of shares, Class O, described in and offered by another Calvert Tax-Free Prospectus, and the Institutional
Class (the "Class"), offered by this Prospectus. The Limited-Term and Long-Term each offer one class of shares.

To Open An Account
Complete and return the enclosed Account Application. Minimum initial investment is $1,000,000.

About This Prospectus
Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Portfolio's goals match your own. Keep this document for future reference.

A Statement of Additional Information ("SAI") (dated April 30, 1998) for the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund: 800.317.2274.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

Table of Contents
Fund Expenses                               2
Financial Highlights                        2
Investment Objective and Policies           3
Yield                                       4
Management of the Fund                      5

Shareholder Guide

How to Buy Shares                           6
When Your Account Will be Credited          6
Exchanges                                   7
Other Calvert Group Services                7
How to Sell Your Shares                     7
Dividends and Taxes                         8

FUND EXPENSES

A. Shareholder Transaction Expenses              Institutional Class

Sales Load on Purchases                          None
Sales Load on Reinvested Dividends               None
Deferred Sales Load                              None
Redemption Fees                                  $5 for wire under $50,000
Exchange Fee                                     None


B. Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                  0.30%
Rule 12b-1 Fees                                  None
Other Expenses                                   0.05%
Total Fund Operating Expenses                    0.35%

C. Example:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; and (2) redemption at the end of each period:

1 Year     3 Years    5 Years    10 Years

$4         $11        $20        $44

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Class may bear directly (shareholder transaction costs) or indirectly (annual class operating expenses).

Shareholder Transaction Expenses
are charges you pay when you buy or sell shares of the Class.

Annual Fund Operating Expenses
have been restated to reflect expenses anticipated in the current fiscal year. Management Fees include the advisory fee paid by the Portfolio to Calvert Asset Management Company, Inc. (the "Advisor") for managing its investments and business affairs, and the administrative service fee paid to Calvert Administrative Services Company. The Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the yield of the Class and are not charged directly to individual shareholder accounts. Please refer to the section "Management of the Fund" for further information.


FINANCIAL HIGHLIGHTS

The following table provides information about financial history. It expresses the information in terms of a single share outstanding throughout each period for Class MMP (the predecessor class to the Institutional Class). The table has been audited by those independent accountants whose reports are included in the Annual Reports to Shareholders. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the SAI.

                                                              October 2,
                                      Year Ended              1995 through
                                      December 31,            December 31,
                                    1997         1996         1995

Net asset value,
     beginning of period            $1.00        $1.00        $1.00

Income from investment operations
Net investment income               .031         .030         .008

Distributions from
Net investment income               (.031)       (.030)       (.008)

Net asset value, end of period      $1.00        $1.00        $1.00

Total return 1                      3.12%        2.68%        .79%

Ratio to average net assets:
Net investment income               3.37%        2.65%        3.19%(a)
Total expenses 2                    .63%         1.29%        1.35%(a)
Net expenses                        .62%         1.28%        1.34%(a)
Expenses reimbursed                 (.04%)       -            -
Net assets, end of period
     (in thousands)                 $51,087      $33,160      $41,736

Number of shares outstanding
at end of period (in thousands)     51,084       33,153       41,732

(a)      annualized

1 Total return is not annualized.

2 Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.


INVESTMENT OBJECTIVE AND POLICIES AND RISKS

Calvert Tax-Free Reserves Money Market Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

The Money Market Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. The Portfolio invests in municipal bonds and notes and tax-exempt commercial paper within the two highest credit ratings categories or, if unrated, are determined by the Advisor to be of comparable quality. Short-term obligations have remaining maturities of one year or less. The Portfolio maintains an average weighted maturity of 90 days or less. During normal market conditions, the Portfolio's assets will be invested so that at least 80% of its annual income will be tax-exempt.

Credit Quality
The credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If an instrument is not rated, credit quality is determined by the Advisor under the supervision of the Board of Trustees. High grade, as determined by a NRSRO, is currently defined as the top two rating categories, i.e., AAA/Aaa, and AA/Aa. There is no limitation on the percentage of the Portfolio's assets that may be invested in unrated obligations; such obligations may be less liquid than rated obligations of comparable quality. The ratings used by these services are described in the Appendix to the Statement of Additional Information.

Variable Rate Obligations
The Portfolio may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of the Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio investments and of their shares.

Demand Notes
The Portfolio may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, the note may be supported by an unconditional bank letter of credit.

Interest-Rate Risk
All fixed income instruments are subject to interest-rate risk; that is, if the market interest rates rise, the current price or value of a bond will decline.

Municipal Leases
The Money Market Portfolio may invest in structured money market instruments, where the underlying security is a municipal lease. Generally, such instruments are structured as tax-exempt commercial paper or variable rate demand notes, and are typically secured by an unconditional letter of credit. In the unlikely event that the letter of credit is not honored, the lease would present special risks, such as the chance that the municipality might not appropriate funding for the lease payments. Thus, the Advisor considers risk of cancellation in its investment analysis. Certain leases may be considered illiquid. In all cases, the Portfolio invests only in high-quality instruments (rated in one of the two highest rating categories, or if unrated, of comparable credit quality) that meet the requirements of SEC Rule 2a-7 regarding credit quality and maturity. See the Statement of Additional Information.

When-Issued Purchases
New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Temporary Investments
For liquidity purposes or pending the investment of the proceeds of the sale of its shares, the Portfolio may invest in and derive up to 20% of its income from taxable short-term money market type investments. Interest earned from such taxable investments will be taxable to you as ordinary income unless you are otherwise exempt from taxation.

Other Policies
The Portfolio may temporarily borrow money from banks to meet redemption requests, but such borrowing may not exceed 10% of the value of its total assets. The Portfolio has adopted certain fundamental investment restrictions which are discussed in detail in its Statement of Additional Information. Unless specifically noted otherwise, the investment objective, policies and restrictions of the Portfolio are fundamental and may not be changed without shareholder approval.


YIELD

Yield refers to income generated by an investment over a period of time for each class.
From time to time, the Money Market Portfolio Institutional Class may advertise "yield" and "effective yield." Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Class refers to the actual income generated by an investment in Institutional Class over a particular base period, stated in the advertisement. If the base period is less than one year, the yield will be "annualized." That is, the amount of income generated by the investment during the base period is assumed to be generated over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in Institutional Class shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

"Tax Equivalent Yield"
Money Market Portfolio Institutional Class may also advertise its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the activities and reviews its contracts with companies that provide the Fund with services.
Calvert Tax-Free Reserves Money Market Portfolio Institutional Class is a class of Calvert Tax-Free Reserves Money Market Portfolio ("CTFRMM"), a series of Calvert Tax-Free Reserves, a Massachusetts business trust organized on October 20, 1980. Prior to July 31, 1997, CTFRMM offered Class MMP, which has been discontinued. The original class of CTFRMM (Class O) and the CTFRMM Institutional Class shares represent interests in the same portfolio of investments and are identical in all respects, except:

(a) the classes may have different transfer agency and administrative service fees;
(b) postage and delivery, printing and stationery expenses will be separately allocated;
(c) the classes will have different dividend rates due solely to the effects of (a) and (b) above.

The Fund is an open-end diversified management investment company. The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of the Portfolio you own. For matters affecting only one Portfolio, only shares of that Portfolio are entitled to vote. For matters affecting only one class, only shares of that class are entitled to vote.

Calvert Group is one of the largest investment management firms in the Washington, DC area.
Calvert Group, Ltd., parent of the Portfolio's investment advisor, shareholder servicing agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, DC Calvert Group is one of the largest investment management firms in the Washington, DC area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1997, Calvert Group managed and administered assets in excess of $5.0 billion and more than 200,000 shareholder and depositor accounts.

Calvert Asset Management serves as Advisor to the Portfolio.
Calvert Asset Management Company, Inc. (the "Advisor") is the Portfolio's investment advisor. The Advisor provides the Portfolio with investment supervision and management; administrative services and office space; furnishes executive and other personnel to the Portfolio; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Portfolio and reserves the right to compensate broker-dealers in return for their promotional or administrative services.

The Advisor receives a fee based on a percentage of the Portfolio's assets. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive an annual advisory fee of 0.25% of the first $500 million of average daily net assets, 0.20% of the next $500 million, and 0.15% on assets of $1 billion or more.

Calvert Administrative Services Company provides administrative services for the Portfolio.
Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by Calvert Tax-Free Reserves to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services to the Institutional Class, CASC receives 0.05% of the average daily net assets of the Class.

Calvert Distributors, Inc. serves as underwriter to market the Money Market Portfolio's shares.
Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Portfolio's shares and is responsible for preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The transfer agent keeps your account records.
Calvert Shareholder Services, Inc. is the Fund's shareholder servicing agent. National Financial Data Services, Inc. ("NFDS"), 1004 Baltimore, Kansas City, Missouri 64105, is the transfer and dividend disbursing agent for the Fund.


SHAREHOLDER GUIDE

Opening An Account
You can buy shares of the Class in several ways which are described here and in the chart below.
An account application accompanies this prospectus. A completed and signed application is required for each new account you open. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call Calvert Group at 800.317.2274.

Share Price
The Portfolio's shares are sold without a sales charge.
The price of one share is its "net asset value," or NAV. NAV is computed by adding the value of a Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV is calculated at the close of the Portfolio's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Portfolio is open for business each day the New York Stock Exchange is open. The Portfolio's securities are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

All purchases of Portfolio shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/100 of a share). The Portfolio may send monthly statements in lieu of immediate confirmations of purchases and redemptions.

                               HOW TO BUY SHARES

Method            Initial investment        Additional Investments

By wire           $1,000,000 minimum        $25,000 minimum

Wire investments to:
                  State Street Bank and     State Street Bank and
                  Trust Company             Trust Company
                  Boston MA                 Boston MA
                  ABA# 011000028            ABA# 011000028
                  FBO: CTFRMM               FBO: CTFRMM
                  Institutional Fund 718    Institutional Fund 718
                  Wire Account              Wire Account
                  #9903-765-7               #9903-765-7
                  Your name and             Your name and
                  account number            account number

By Exchange       $1,000,000 minimum        $25,000 minimum
(From your account in another Calvert Group fund)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.
Your purchase will be processed at the NAV calculated after your order is received and accepted. A telephone order placed to Calvert Institutional Marketing Group by 11:00 a.m. Eastern time will receive the dividend on Class shares declared that day if federal funds are received by the custodian by 5 p.m. Eastern time. Telephone orders placed after 11:00 a.m. will begin earning dividends on Class shares the next business day. If no telephone order is placed, investments begin earning dividends the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone.

All of your purchases must be made by wire. No cash or checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order.

EXCHANGES

Each exchange represents the sale of shares of one Fund and the purchase of shares of another.
If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. Before you make an exchange from a Fund or Portfolio, please note the following:

Call the Calvert Institutional Marketing Group for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information.

Complete and sign an application for an account in that Fund or Portfolio, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Shares on which you have already paid a sales charge at Calvert Group may be exchanged into another Fund at no additional charge. Shares acquired by reinvestment of dividends or distributions may be exchanged into another Fund at no additional charge. Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another fund at no additional sales charge.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days written notice.

OTHER CALVERT GROUP SERVICES

Calvert Information Network
For 24 hour performance and account information call 800.368.2745 or visit http://www.calvertgroup.com.
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Telephone Transactions
You may purchase, redeem, exchange shares, or wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

Combined General Mailings
Join us in our efforts to conserve paper and save on postage.
If you have multiple accounts with Calvert, you may receive combined mailings of shareholder information, such as account statements, confirmations of transactions, prospectuses and semi-annual and annual reports.

Special Services and Charges
The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services.

HOW TO SELL YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order.

Redemption Requirements To Remember
To ensure that your redemption request is in good order (acceptable), please follow the procedures described here and below.
Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Portfolio, it may take up to seven (7) days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Redemption proceeds are normally paid in cash. However, at the sole discretion of the Portfolio, the Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90 day period, $250,000 or 1% of the NAV of the Portfolio, whichever is less, or as allowed by law.

If you sell shares by telephone or written request, you will receive dividends through the date the request is received and processed. Calvert encourages you to notify the Institutional Marketing Group for any redemption over $10 million per day.

Telephone
Please call the Institutional Marketing Group at 800.317.2274. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to a bank you have previously authorized. Same-day wire redemptions may be ordered by calling the Institutional Marketing Group by 11:00 a.m. Eastern time. All other wires will be transmitted the next business day. A charge of $5 may be imposed on wire transfers of less than $50,000. See "Telephone Transactions."

Minimum account balance
Please maintain a balance in your account of at least $1,000,000. If, due to exchanges or other redemptions, the account falls below $1,000,000, or you fail to invest at least $1,000,000, it may be closed and the proceeds mailed to you at the address of record. You will be given notice that your account will be closed after 30 days unless you make an additional investment to increase your account balance to the $1,000,000 minimum.

Exchange to Another Calvert Group Fund
You must meet the minimum investment requirement of the other Calvert Group Fund or Portfolio. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter.

Mail To: Calvert Institutional Marketing Group, 4550 Montgomery Avenue, Bethesda, Maryland 20814
You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check, you must enclose a letter on corporate letterhead, signed by one or more authorized signers.

DIVIDENDS AND TAXES

Each year, the Portfolio distributes substantially all of its net investment income to shareholders.
Dividends from the Portfolio's net investment income are declared daily and paid monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses.

Dividend payment options
Dividends and any distributions are automatically reinvested in additional shares of the same Portfolio, unless you elect to have the dividends of $10 or more paid in cash (by check). Dividends and distributions from the Portfolio may be invested in shares of any other Calvert Group Fund or Portfolio with no additional sales charge. You must notify the Portfolio in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the US Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
In January, the Portfolio will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you by the Portfolio during the past year. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Portfolio shares. A portion of the Portfolio's dividends may qualify for the dividends received deduction for corporations.

Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from US government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law may require the Portfolio to withhold 31% of your dividends. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

CALVERT TAX-FREE RESERVES MONEY MARKET PORTFOLIO OVERVIEW

The Calvert Advantage
An investment in the Calvert Tax-Free Reserves Money Market Portfolio relieves institutional investors of a variety of management and administrative burdens associated with the direct purchase and sale of money market instruments. Calvert's experienced Portfolio Management Team will select the appropriate investments; survey the market for the best buy and sell terms; schedule and monitor maturities and reinvestments; conduct ongoing credit analysis; record all portfolio transactions; and oversee receipt, delivery and safekeeping of securities.

And when interest rates are stagnant or declining, Calvert's staff of seasoned research analysts and network of traders know how to use the yield curve to help you seek a higher rate of return.

Profile
The Portfolio is a no-load, open-end diversified tax-exempt money fund designed for institutional and individual investors. It consists of two classes; O Shares and Institutional Class. An investment in the Portfolio is neither insured nor guaranteed by the US Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Investment Objective
The Portfolio seeks to earn the highest level of interest income exempt from federal income tax as is consistent with preservation of capital and liquidity.

Investment Policy
The Portfolio invests in high quality municipal obligations with maturities of one year or less and maintains an average maturity of 90 days or less.

Investment Quality
The Portfolio invests in short-term municipal securities eligible under Rule 2a-7 of the Investment Company Act of 1940.

Dividends
Dividends are declared daily and paid monthly (on the next to last day of each month). Our system provides complete access to all invested principal plus dividends on a same-day basis. Income derived from certain portfolio holdings may subject certain investors to the Alternative Minimum Tax.

Purchases
Purchases made for same-day credit must be received by 5:00 p.m. E.T. Notification must be made to the Institutional Marketing Group by 11:00 a.m. E.T. on the day the funds will be received. Normally, purchases received will be credited to earn dividends the following business day. Maximum purchase without prior notification is $10 million per day.

Redemptions
Shares of the Portfolio may be redeemed for same-day payment until 11:00 a.m. E.T. Otherwise, redemption proceeds will be sent the next business day. Maximum redemption without prior notification is $10 million per day.

Please read the prospectus carefully before investing. Institutional investors who wish to obtain more information and a prospectus about Calvert Tax-Free Reserves Money Market Portfolio (Class O and Institutional Class) can call toll-free at 800.317.2274, or write to:

Calvert Group
Attn.: Institutional Marketing Group
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814

PROSPECTUS - April 30, 1998
Calvert Tax-Free Reserves
Money Market Portfolio
Limited-Term Portfolio
Long-Term Portfolio
4550 Montgomery Avenue, Bethesda, Maryland 20814


Investment Objectives
Calvert Tax-Free Reserves Money Market Portfolio seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.


The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will be successful in maintaining a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the US Government.

Calvert Tax-Free Reserves Limited-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

Calvert Tax-Free Reserves Long-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.


Purchase Information
The Money Market Portfolio offers two classes of shares, Class O, described in and offered by this Prospectus, and Institutional Class, offered by another Calvert Tax-Free Reserves Prospectus. The Long-Term Portfolio offers three classes of shares, (i) Class A shares, with a sales charge imposed at the time you purchase the shares ("front-end sales charge"), (ii) Class B shares, which impose no front-end sales charge, but will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares ("contingent deferred sales charge, " or "CDSC"), and (iii) Class C shares which impose no front-end sales charge but will impose a CDSC on shares purchased after May 31, 1998 if sold within one year. See "Alternative Sales Options." The Limited-Term Portfolio offers only Class A shares, with a front-end sales charge.


About This Prospectus
Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the goals of a Portfolio match your own. Keep this document for future reference.

A Statement of Additional Information (dated April 30, 1998) for each Portfolio has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund: 800.368.2748. The Commission maintains a web site
(http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the Fund, the value may be higher or lower than the amount originally paid.


FUND EXPENSES

A. Shareholder Transaction Costs               Calvert Money Market Portfolio
                                               Class O
Sales Load on Purchases                        None
Sales Load on Reinvested Dividends             None
Deferred Sales Load                            None
Redemption Fees                                None
Exchange Fee                                   None

B. Annual Fund Operating - Expenses -Fiscal Year 1997
(as a percentage of average net assets)
Management Fees                                0.45%
Rule 12b-1 Fees                                None
All Other Expenses                             0.20%
Total Fund Operating Expenses1                 0.65%

A.   Shareholder Transaction Costs             Limited-Term     Long-Term
                                               Portfolio        Portfolio
Maximum Sales Charge on Purchases              Class A          Class A
(as a percentage of offering price)            1.00%            3.75%
Maximum Contingent Deferred Sales Charge       None             None
(as a percentage of purchase price or redemption proceeds, as applicable).


1Net Fund Operating Expenses after reduction for fees paid indirectly were: MM Class O - 0.64%, Limited-Term Class A - 0.69% and Long-Term Class A - 0.85%.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return; (2) redemption at the end of each period; (3) for Class A shares, payment of maximum initial sales charge at time of purchase.


Fund                                1 Year           3 Years

Money Market
Class O                             $7               $21

Limited-Term
Class A                             $17              $32

Long-Term
Class A                             $46              $64


Fund                                5 Years          10 Years
Money Market
Class O                             $36              $81

Limited-Term
Class A                             $49              $96

Long-Term
Class A                             $84              $141

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Portfolios may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

Shareholder Transaction Costs
are charges you pay when you buy or sell shares of a Portfolio. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee. See "Reduced Sales Charges" at Exhibit A to see if you qualify for possible reductions in the sales charge for the Limited- or Long-Term Portfolios.


Annual Fund Operating Expenses
are based on historical expenses. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing each Portfolio's investments and business affairs, and include an administrative service fee paid to Calvert Administrative Services Company, Inc. Each Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the share price for the Limited- and Long-Term Portfolios, and in the yield for the Money Market Portfolio and are not charged directly to individual shareholder accounts.


The Rule 12b-1 fees of the Long-Term Portfolio include an asset-based sales charge. Thus, long-term shareholders in the Portfolio may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. In addition to the compensation itemized above (sales charge and Rule 12b-1 service and distribution fees), certain broker/dealers and/or their salespersons may receive certain compensation of the sale and distribution of the securities or for services to the Fund. See the Statement of Additional Information, "Method of Distribution."

Financial Highlights

The following tables provide information about the financial history of the Class O shares of the Money Market Portfolio and the Class A shares of Limited- and Long-Term Portfolios. They express the information in terms of a single share outstanding for the respective Portfolio throughout each period. The tables have been audited by those independent accountants whose report is included in Calvert Tax-Free Reserves Annual Report to Shareholders for the periods presented. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.

     Class O Shares
                              Year Ended December 31,
Money Market Portfolio         1997         1996

Net asset value,
     beginning of year         $1.00        $1.00

Income from investment operations
     Net investment income     0.33         .033

Distributions from
     Net investment income     (0.33)       (.033)

Net asset value, end of year   $1.00        $1.00

Total return2                  3.38%        3.33%

Ratio to average net assets:
Net investment income          3.32%        3.28%

Total expenses3                .65%         .65%

Net expenses                   .64%         .64%

Net assets, end of year
     (in thousands)           $1,405,350    $1,550,731

Number of shares outstanding at
end of year (in thousands)     1,405,404    1,550,724





Money Market Portfolio         1995         1994

Net asset value,
     beginning of year         $1.00        $1.00

Income from investment operations
     Net investment income     .040         .028

Distributions from
     Net investment income     (.040)       (.028)

Net asset value, end of year   $1.00        $1.00

Total return2                  4.02%        2.81%

Ratio to average net assets:
Net investment income          3.93%        2.75%

Total expenses3                .62%         -

Net expenses                   .61%         .62%

Net assets, end of year
(in thousands)               $1,740,839     $1,344,595

Number of shares outstanding at
end of year (in thousands)   1,740,948      1,344,668


2        Total return prior to 1994 is not audited.
3        Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.




Year Ended December 31,
Limited-Term Portfolio                         1997         1996

Net asset value, beginning of year            $10.69       $10.72

Income from investment operations
    Net investment income                        .42          .44
    Net realized and unrealized gain
    (loss) on investments                        .01          (.03)
     Total from investment operations            .43          .41

Distributions from
    Net investment income                        (.42)        (.44)

Total increase (decrease) in net asset value      .01         (.03)

Net asset value, end of year                     $10.70       $10.69

Total return4                                      4.07%        3.94

Ratio to average net assets:
     Net investment income                         3.91%        4.12%
     Total expenses5                                .70%          .71%
     Net expenses                                   .69%          .70%

Portfolio turnover                                   52%           45%

Net assets, end of year (in thousands)           $490,180     $512,342

Number of shares outstanding at
end of year (in thousands)                         45,808        47,922


Year Ended December 31,
Limited-Term Portfolio                      1995              1994

Net asset value, beginning of year          $10.59            $10.72

Income from investment operations
         Net investment income              .45               .39
         Net realized and unrealized gain
         (loss) on investments              .13               (.13)
          Total from investment operations  .58               .26

Distributions from
         Net investment income              (.45)             (.39)

Total increase (decrease) in
     net asset value                         .13              (.13)

Net asset value, end of year               $10.72            $10.59

Total return4                               5.55%            2.42%

Ratio to average net assets:
Net investment income                       4.21%             3.60%
         Total expenses5                    .71%              -
         Net expenses                       .70%              .66%

Portfolio turnover                           33%               27%

Net assets, end of year (in thousands)     $457,707          $544,822

Number of shares outstanding at
end of year (in thousands)                  42,690            51,424


4        Total return is not annualized and does not reflect deduction of front-end sales charges.
Total return prior to 1989 is not audited.
5        Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly;
         such reductions are included in the ratio of net expenses.


     Year Ended December 31,
     1993         1992

     $10.68       $10.65


     .38          .49

     .04          .03
     .42          .52
     (.38)        (.49)
     .04          .03
     $10.72       $10.68
     4.02%        4.99%
     3.59%        4.58%
     -            -
     .67%         .71%
     14%          5%
     $663,305     $567,419
     61,861       53,140


Year Ended December 31,

1991              1990

$10.61            $10.61
 .64               .67
 .03               .00
 .67               .67
(.63)             (.67)
 .04               .00
$10.65            $10.61
6.46%             6.50%
5.99%             6.35%
-                 -
 .73%              .77%
1%                12%
$294,308          $151,580
27,644            14,286


Year Ended December 31,
Limited-Term Portfolio                      1989          1988

Net asset value, beginning                  $10.55        $10.45

Income from investment operations
     Net investment income                  .67           .60
     Net realized and unrealized gain
     (loss) on investments                  .06           .10
       Total from investment operations     .73           .70

Distributions from
     Net investment income                  (.67)         (.60)

Total increase (decrease) in
     net asset value                         .06           .10

Net asset value, ending                     $10.61        $10.55

Total return6                               7.12%         6.82%

Ratio to average net assets:
     Net investment income                  6.35%         5.71%
     Total expenses7                        -             -
     Net expenses                           .78%          .81%

Portfolio turnover                          21%           68%

Net assets, ending (in thousands)           $132,510      $145,305

Number of shares outstanding,
ending (in thousands)                       12,487        13,771


6        Total return is not annualized and does not reflect deduction of front-end sales charges.
         Total return prior to 1989 is not audited.
7        Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly;
         such reductions are included in the ratio of net expenses.


                                            Year Ended December 31,
Long-Term Portfolio                         1997        1996

Net asset value, beginning of year          $16.81      $17.31

Income from investment operations
    Net investment income                      .87         .93
    Net realized and unrealized gain
    (loss) on investments                      .50        (.46)
      Total from investment operations        1.37         .47

Distributions from
    Net investment income                     (.87)       (.95)
    Net realized gains                        (.03)       (.02)
      Total distributions                     (.90)       (.97)

Total increase (decrease) in net asset value   .47        (.50)

Net asset value, end of year                $17.28      $16.81

Total return6                                 8.41%       2.89%

Ratio to average net assets:
    Net investment income                     5.16%       5.50%
    Total expenses7                            .87%        .89%
    Net expenses                               .85%        .86%
    Expenses reimbursed                          -         -

Portfolio turnover                              41%        41%

Net assets, end of year (in thousands)       $50,966     $52,945

Number of shares outstanding at
end of year (in thousands)                     2,950       3,149


Year Ended December 31,
(Cont'd)

Long-Term Portfolio                            1995        1994

Net asset value, beginning of year            $15.83     $17.15

Income from investment operations
         Net investment income                   .95        .93
         Net realized and unrealized gain
         (loss) on investments                  1.53      (1.33)
           Total from investment operations     2.48       (.40)

Distributions from
         Net investment income                  (.91)      (.92)
         Net realized gains                     (.09)       -
           Total distributions                 (1.00)      (.92)

Total increase (decrease) in net asset value   (1.48)      (1.32)

Net asset value, end of year                  $17.31      $15.83

Total return6                                  16.05%      (2.30)%

Ratio to average net assets:
         Net investment income                  5.71%       5.73%
         Total expenses7                         .87%        -
         Net expenses                            .85%        .81%
         Expenses reimbursed                     -           -

Portfolio turnover                                58%         98%

Net assets, end of year (in thousands)        $57,359     $47,267
Number of shares outstanding at
end of year (in thousands)                      3,314       2,985


         Year Ended December 31,
Long-Term Portfolio                           1993          1992

Net asset value, beginning                    $16.32        $16.11

Income from investment operations
     Net investment income                       .94           .98
     Net realized and unrealized gain
     (loss) on investments                       .83           .20
       Total from investment operations         1.77          1.18

Distributions from
     Net investment income                      (.94)         (.97)
     Net realized gains                          -             -
       Total distributions                      (.94)         (.97)

Total increase (decrease) in net asset value     .83          .21
Net asset value, ending                       $17.15       $16.32
Total return8                                  11.12%        7.60%

Ratio to average net assets:
     Net investment income                      5.59%         6.06%
     Total expenses9                             -             -
     Net expenses                                .78%          .82%
     Expenses reimbursed                         -             -
Portfolio turnover                                97%          196%

Net assets, ending (in thousands)             $55,204       $45,665

Number of shares outstanding,
ending (in thousands)                           3,219         2,799



Year Ended December 31,
(Cont'd)

Long-Term Portfolio                         1991

Net asset value, beginning                  $15.35

Income from investment operations
     Net investment income                  .97
     Net realized and unrealized gain
     (loss) on investments                  .78
       Total from investment operations     1.75

Distributions from
     Net investment income                  (.99)
     Net realized gains                     -
       Total distributions                  (.99)

Total increase (decrease)
     in net asset value                      .76

Net asset value, ending                   $16.11

Total return8                             11.77%

Ratio to average net assets:
     Net investment income                6.39%
     Total expenses9                        -
     Net expenses                          .78%
     Expenses reimbursed                    -

Portfolio turnover                         276%

Net assets, ending (in thousands)       $43,774

Number of shares outstanding,
ending (in thousands)                     2,718


8        Total return is not annualized and does not reflect deduction of front-end sales charges.
         Total return prior to 1989 is not audited.
9        Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly;
         such reductions are included in the ratio of net expenses.

         Year Ended December 31,
   1990           1989              1988

   $15.64         $15.20            $14.75

   .97            1.03              1.01

   (.27)          .41               .46
   .70            1.44              1.47

   (.99)          (1.00)            (1.02)
     -               -                -
   (.99)          (1.00)            (1.02)

   (.29)          .44               .45

   $15.35         $15.64            $15.20

   4.74%          9.81%             10.27%


   6.60%          6.66%             6.78%
    -              -                  -
   .82%           .85%              .85%
     -              -               .04%

   264%           284%              553%

   $40,182        $46,402           $43,101


   2,618          2,967             2,835



INVESTMENT OBJECTIVE AND POLICIES

Money Market Portfolio
The Money Market Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

The Money Market Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. The Portfolio invests in municipal bonds and notes and tax-exempt commercial paper within the two highest credit ratings categories or, if unrated, are determined by the Advisor to be of comparable quality. Short-term obligations have remaining maturities of one year or less. The Portfolio maintains an average weighted maturity of 90 days or less.

Limited-Term Portfolio
The Limited-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

The Limited-Term Portfolio invests primarily in a diversified portfolio of municipal obligations with interest exempt from federal income tax. Municipal obligations in which the Portfolio invests are fixed and variable rate investment-grade (medium and higher) obligations. Fixed rate investments are limited to obligations with remaining maturities of 3 years or less; variable rate investments may have longer maturities.

Long-Term Portfolio
The Long-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

The Long-Term Portfolio invests primarily in a diversified portfolio of long term, investment-grade municipal obligations, the interest of which is exempt from federal income tax. Investments by the Portfolio are not limited as to remaining maturities.

Municipal Obligations
Municipal obligations in which the Limited- and Long-Term Portfolios may invest include, but are not limited to general obligation bonds and notes of state and local issuers, revenue bonds of various transportation, housing, utilities (e.g. water and sewer), hospital and other state and local government authorities, tax and revenue anticipation notes and bond anticipation notes, municipal leases, and certificates of participation therein, and private activity bonds. See further description below and the Statement of Additional Information.

Credit Quality
The credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If an instrument is not rated, credit quality is determined by the Advisor under the supervision of the Board of Trustees. Investment grade, as determined by a NRSRO, is currently defined as the top four rating categories, i.e., AAA/Aaa, AA/Aa, A and BBB/Baa. Though still investment grade, securities rated BBB/Baa possess certain speculative elements and are generally more susceptible to changing market conditions. There is no limitation on the percentage of each Portfolio's assets that may be invested in unrated obligations; such obligations may be less liquid than rated obligations of comparable quality. The ratings used by these services are described in the Appendix to the Statement of Additional Information.

Variable Rate Obligations
Each Portfolio may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of the invested Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio's investments and of their shares.

Demand Notes
Each Portfolio may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, the note may be supported by an unconditional bank letter of credit.


Interest-Rate Risk
All fixed income instruments are subject to interest-rate risk; that is, if the market interest rates rise, the current principal value of a bond will decline.

Municipal Leases - Money Market Portfolio
The Money Market Portfolio may invest in structured money market instruments, where the underlying security is a municipal lease. Generally, such instruments are structured as tax-exempt commercial paper or variable rate demand notes, and are typically secured by an unconditional letter of credit. In the unlikely event that the letter of credit is not honored, the lease would present special risks, such as the chance that the municipality might not appropriate funding for the lease payments. Thus, the Advisor considers risk of cancellation in its investment analysis. Certain leases may be considered illiquid. In all cases, the Money Market Portfolio invests only in high-quality instruments (rated in one of the two highest rating categories, or if unrated, of comparable credit quality) that meet the requirements of SEC Rule 2a-7 regarding credit quality and maturity. See the Statement of Additional Information.

Municipal Leases - Limited-Term and Long-Term Portfolios
The Limited-Term and Long-Term Portfolios may invest in municipal leases. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. There are additional risks inherent in investing in this type of municipal security. Unlike municipal notes and bonds, where a municipality is obligated by law to make interest and principal payments when due, funding for lease payments needs to be appropriated each fiscal year in the budget. It is possible that a municipality will not appropriate funds for lease payments. The Advisor considers risk of cancellation in its investment analysis. The Portfolio may purchase unrated municipal leases. The Advisor, under supervision of the Board of Trustees, is responsible for determining the credit quality of such leases, on an ongoing basis. The Limited- and Long-Term Portfolios will invest only in municipal leases that meet its credit quality restrictions. Certain municipal leases may be considered illiquid and subject to the Portfolios' limit on illiquid investments. The Board of Trustees has established guidelines for determining whether a lease is illiquid. See the Statement of Additional Information for the factors considered by the Board in determining liquidity and valuation of leases.

When-Issued Purchases
New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolios will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Temporary Investments
For liquidity purposes or pending the investment of the proceeds of the sale of its shares, the Portfolios may invest in and derive up to 20% of its income from taxable short-term money market type investments. Interest earned from such taxable investments will be taxable to you as ordinary income unless you are otherwise exempt from taxation.

Financial Futures, Options, and Other Investment Techniques
The Long-Term Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolio can use these practices either as substitution or as protection against an adverse move in the Long-Term Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Any instruments determined to be illiquid are subject to the Long-Term Portfolio's 10% restriction on illiquid securities. See below and the Statement of Additional Information for more details about these strategies.

The Long-Term Portfolio buys certain financial futures contracts to hedge its investments in municipal bonds.
Under certain circumstances, the Long-Term Portfolio may purchase and sell certain financial futures contracts and certain options on futures contracts. A financial futures contract obligates the seller of a contract to deliver - and the purchaser of a contract to take delivery of - the type of financial instrument covered by the contract. In the case of index-based futures contracts, the obligation is in the form of a cash settlement at a specific time for a specific price.

The Long-Term Portfolio may only engage in futures transactions for the purpose of hedging its investments in municipal bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Similarly, a purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Types of futures contracts purchased
The Long-Term Portfolio intends to deal in futures contracts based upon The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently-issued tax-exempt bonds, and to engage in transactions in exchange-listed futures contracts on US Treasury securities. The Long-Term Portfolio may also engage in transactions in other futures contracts, such as futures contracts on other municipal bond indexes that become available, if the investment advisor believes such contracts would be appropriate for hedging its investments in municipal bonds.

When the Long-Term Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high grade fixed income securities in a segregated account with its custodian, so that the segregated amount plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures will have the effect of increasing portfolio turnover.

Closing out a futures position - Risks
The Long-Term Portfolio may close out its position in a futures contract or an option on a futures contract only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid secondary market for the futures contract. If it is not possible to close a futures position entered into by the Long-Term Portfolio, it could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Long-Term Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. The inability to close futures or options positions could have an adverse effect on the Long-Term Portfolio's ability to hedge effectively. There is also risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Long-Term Portfolio has an open position in a futures contract. The success of a hedging strategy depends on the Advisor's ability to predict the direction of interest rates and other economic factors. The correlation is imperfect between movements in the prices of futures or options contracts, and the movements of prices of the securities which are subject to the hedge. If the Long-Term Portfolio used a futures or options contract to hedge against a decline in the market, and the market later advances (or vice-versa), the Portfolio may suffer a greater loss than if it had not hedged.

Please refer to the Long-Term Portfolio's Statement of Additional Information for further information on financial futures contracts.

Other Policies - Money Market, Limited- and Long-Term Portfolios
Each Portfolio may temporarily borrow money from banks to meet redemption requests, but such borrowing may not exceed 10% of the value of its total assets. Each Portfolio has adopted certain fundamental investment restrictions which are discussed in detail in its Statement of Additional Information. Unless specifically noted otherwise, the investment objective, policies and restrictions of each Portfolio are fundamental and may not be changed without shareholder approval.

YIELD AND TOTAL RETURN

Yield refers to income generated by an investment over a period of time.
The Money Market Portfolio may advertise "yield" and "effective yield" for each class. Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period, stated in the advertisement. If the base period is less than one year, the yield will be "annualized." That is, the amount of income generated by the investment during the base period is assumed to be generated over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


Limited- and Long-Term Portfolios
Yield measures the current investment performance that is, the rate of income on a Portfolio's investments divided by the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds.

Taxable Equivalent Yield - Money Market,  Limited- and Long-Term Portfolios
Each Portfolio may advertise its "taxable equivalent yield" The taxable equivalent yield is the yield that you would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The taxable equivalent yield is computed by taking the portion of the Portfolio's yield exempt from regular federal income tax and multiplying the exempt yield by a factor based on a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor used to calculate the taxable equivalent yield is the reciprocal of the difference between one and the applicable income tax rate, which will be stated in the advertisement.

The Limited- and Long-Term Portfolios may advertise total return Total return is based on historical results and is not intended to indicate future performance. Total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. The total return of a class shows its overall change in value, including changes in share price and assuming all of the dividends and capital gain distributions are reinvested. A cumulative total return reflects the performance over a stated period of time. An average annual total return ("return without maximum load") reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. Both types of total return usually will include the effect of paying the sales charge. Of course, total returns will be higher if sales charges are not taken into account. Quotations of "return without maximum load" do not reflect deduction of the sales charge. You should consider these return figures only if you qualify for a reduced sales charge, or for purposes of comparison with comparable figures which also do not reflect sales charges, such as mutual fund averages compiled by Lipper Analytical Services, Inc. Further information about the Portfolio's performance is contained in its Annual Report to Shareholders, which may be obtained without charge.


MANAGEMENT OF THE FUND

The Board of Trustees supervises Portfolio activities and reviews its contracts with companies that provide it with services.

The Portfolios are series of Calvert Tax-Free Reserves (the "Fund"), an open-end management investment company, organized as a Massachusetts business trust on October 20, 1980. The series of the Fund include the Money Market Portfolio, Limited-Term Portfolio, Long-Term Portfolio, California Money Market Portfolio, and the Vermont Municipal Portfolio.


The Money Market Portfolio offer two classes of shares, Class O and the Institutional Class. The Long-Term Portfolio offers three classes of shares - Class A, Class B, and Class C. The Classes have different sales charges and other expenses which will result in different performance. They also have different shareholder servicing, conversion and exchange privileges. For information on the Institutional Class, contact Calvert at 1-800-317-2274. The Money Market Portfolio Institutional Class is not offered by this prospectus.


The Fund is not required to hold annual shareholder meetings for any of the Portfolios, but special meetings may be called for such purposes as electing Trustees, changing fundamental policies, and approving management contracts. As a shareholder, you receive one vote for each share of a Portfolio you own. Matters affecting Portfolios or classes differently, such as Distribution Plans, will be voted on separately by the affected Portfolio(s) or class(es).


Portfolio Managers
Investment selections for the Limited- and Long-Term Portfolios are made by David R. Rochat and Reno J. Martini. Mr. Rochat is a Director and Senior Vice President of Calvert Asset Management Company, Inc. He is a Trustee/Director and Senior Vice President of First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc., and is primarily responsible for setting the investment strategy of the trading department, utilizing over 20 years' experience in the securities and investment community. Mr. Rochat joined Calvert Group in 1981 after establishing and managing the municipal bond department at Donaldson, Lufkin, & Jenrette Securities Corporation. Mr. Martini, a Director of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc., oversees management of all Calvert Group portfolios. He has extensive experience in evaluating and purchasing municipal securities.

Calvert Group is one of the largest investment management firms in Washington, DC area.
Calvert Group, Ltd., parent of the Fund's investment advisor, shareholder servicing agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, DC Calvert Group is one of the largest investment management firms in the Washington, DC area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Ave., Suite 1000N, Bethesda, MD 20814. As of December 31, 1997, Calvert Group managed and administered assets in excess of $5.0 billion and more than 200,000 shareholder and depositor accounts.

Calvert Asset Management serves as Advisor to the Fund.
Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management, administrative services and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Fund and reserves the right to compensate broker/dealers in return for their promotional or administrative services. For its services during fiscal year 1997, the Advisor received a fee equal to 0.59% of the Limited-Term Portfolio's average net assets, and 0.60% of the Long-Term Portfolio's average net assets. The Advisor received a fee of 0.45% from the Money Market Portfolio until August 1, 1997, at which time the fee changed to 0.20%.

Calvert Administrative Services Company provides administrative services for the Fund.
Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by Calvert Tax-Free Reserves to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, prior to August 1, 1997, CASC received a total fee from Calvert Tax-Free Reserves of $200,000 per year, allocated among the Portfolios based on assets. Effective August 1, 1997, the fee structure changed. Class O of the Money Market Portfolio pays an annual rate of 0.26%. The remaining Portfolios of the Fund pay an annual fee of $80,000, allocated among the Portfolios based on assets.

Calvert Distributors, Inc. serves as underwriter to market the Fund's shares. Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The transfer agent keeps your account records.
Calvert Shareholder Services, Inc. is the Fund's shareholder servicing agent. National Financial Data Services, Inc. ("NFDS") 1004 Baltimore, Kansas City, Missouri 64105, is the transfer and dividend disbursing agent for the Fund.


SHAREHOLDER GUIDE

Opening An Account
You can buy shares of the Portfolios in several ways which are described here. An account application accompanies this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800.368.2748.

Limited-Term Portfolio -

Shares are offered at net asset value plus a front-end sales charge as follows:

                                                     Allowed to
                           As a % of    As a % of    Brokers as a
Amount of                  offering     net amount   % of offering
Investment                 price        invested      price

Less than $50,000          1.00%        1.01%        1.00%
$50,000 but less than
 $100,000                  0.75%        0.76%        0.75%
$100,000 but less than
 $250,0000                 .50%         0.50%        0.50%
$250,000 and over          0.00%        0.00%        0.00%*

CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Funds within twelve months of the time of purchase.

Sales charges may be reduced or eliminated in certain cases. See Exhibit A to this prospectus.

The sales charge is paid to CDI, which in turn normally reallows a portion to your broker/dealer. Upon written notice to dealers with whom it has dealer agreements, CDI may reallow up to the full applicable sales charge. Dealers to whom 90% or more of the entire sales charge is reallowed may be deemed to be underwriters under the Securities Act of 1933.

In addition to any sales charge reallowance, your broker/dealer, or other financial service firm through which your account is held, currently will be paid periodic service fees at an annual rate of up to 0.15% for the Limited-Term Portfolio of the average daily net asset value of the Class A shares held in accounts maintained by that firm.


Long-Term Portfolio


Class A Shares of the Long-Term Portfolio are offered at net asset value plus a front-end sales charge as follows:

                                                          Allowed to
                                    As a % of  As a % of  Brokers as a
Amount of                           offering   net amount % of offering
Investment                          price      invested   price

Less than $50,000                   3.75%      3.90%      3.00%
$50,000 but less than
$100,000                            3.00%      3.09%      2.25%
$100,000 but less than
$250,000                            2.25%      2.30%      1.75%
$250,000 but less than
$500,000                            1.75%      1.78%      1.25%
$500,000 but less than
$1,000,000                          1.00%      1.01%      0.80%
$1,000,000 and over                 0.00%      0.00%      0.00%*

CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Funds within twelve months of the time of purchase.

Sales charges may be reduced or eliminated in certain cases. See Exhibit A to this prospectus.

The sales charge is paid to CDI, which in turn normally reallows a portion to your broker/dealer. Upon written notice to dealers with whom it has dealer agreements, CDI may reallow up to the full applicable sales charge. Dealers to whom 90% or more of the entire sales charge is reallowed may be deemed to be underwriters under the Securities Act of 1933.

In addition to any sales charge reallowance, your broker/dealer, or other financial service firm through which your account is held, currently will be paid periodic service fees at an annual rate of up to, up to 0.25% for the Long-Term Portfolio of the average daily net asset value of the Class A shares held in accounts maintained by that firm.

Distribution Plan
     The Long-Term Portfolio has adopted a Distribution Plan (the Distribution Plan"), which provides for payments, which are currently limited by the Fund's Underwriting Agreement to 0.25% annually of the average daily net asset value to pay expenses associated with the distribution and servicing of shares. Amounts paid by the Fund to CDI under the Distribution Plan are used to pay to dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors. For fiscal year 1997, the Long-Term Portfolio paid 0.09% in Distribution Plan expenses.

Arrangements with Broker/Dealers and Others
CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Eligible marketing and distribution expenses may be paid pursuant to the Fund's Rule 12b-1 Distribution Plan, and in accordance with the rules of the NASD.

Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.



How to buy shares
(be sure to specify which class you are buying)


Method                New Accounts               Additional Investments

By Mail               $2,000 minimum             $250 minimum

                      Please make your check     Please make your check
                      payable to the appropriate payable to the appropriate Portfolio and mail it with Portfolio and mail it with
                      your application to:       your investment slip to:

                      Calvert Group              Calvert Group
                      P.O. Box 419544            P.O. Box 419739
                      Kansas City, MO            Kansas City, MO
                      64141-6544                 64141-6739

By Registered,        Calvert Group              Calvert Group
Certified, or         c/o NFDS, 6th Floor        c/o NFDS, 6th Floor
Overnight Mail:       1004 Baltimore             1004 Baltimore
                      Kansas City, MO            Kansas City, MO
                      64105-1807                 64105-1807
Through Your          $2,000 minimum             $250 minimum
Financial Professional

At the Calvert        Visit the Calvert Office to make investments by check.
Office

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR FINANCIAL PROFESSIONAL, OR CALVERT GROUP AT 800.368.2745

By Exchange           $2,000 minimum             $250 minimum
(From your account in another Calvert Group Fund)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.

By Bank Wire          $2,000 minimum             $250 minimum

By Calvert Money      Not Available for          $50 minimum
Controller*           Initial Investment

*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

NET ASSET VALUE


Net asset value per share ("NAV") refers to the worth of one share. NAV is calculated at the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Portfolios are open for business each day the New York Stock Exchange is open. All purchases of Portfolio shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/100 of a share for the Money Market Portfolio and to 1/1000 of a share for the Limited- and Long-Term Portfolios). The Money Market Portfolio may send monthly statements in lieu of immediate confirmations of purchases and redemptions.


The Money Market Portfolio shares are sold without a sales charge.
Money Market Portfolio: NAV is computed by adding the value of the Money Market Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The Portfolio's securities are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

Limited-Term and Long-Term Portfolios: NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If quotations are not available, securities are valued by a method that the Board of Trustees believes accurately reflects fair value. For the Long-Term Portfolio, the NAVs of each class will vary depending on the number of shares outstanding for each class.

When Your Account will be Credited

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.
All of your purchases must be made in US dollars and checks must be drawn on US banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check is not paid, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Portfolio. When you purchase by check or with Calvert Money Controller, those funds will be on hold for up to 10 business days from the date of receipt. During that period, the proceeds of redemptions against those funds will be held until the transfer agent is reasonably satisfied that the purchase payment has been collected. Drafts written on the Money Market Portfolio against such funds will be returned for uncollected funds. To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee. As a convenience, check purchases can be received at Calvert's offices for overnight mail delivery to the transfer agent and will be credited the next business day. Any check purchase received without an investment slip may cause delayed crediting.

Money Market Portfolio
Your purchase will be processed at the net asset value calculated after your order is received and accepted. If your wire purchase is received after 5:00 p.m. Eastern time, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are processed to the account.


Limited-Term and Long-Term Portfolios
Your purchase will be processed at the next offering price based on the next net asset value calculated for each class after your order is received and accepted.

Certain financial institutions or broker/dealers that have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be held liable for resulting fees or losses.

Exchanges


Each exchange represents the sale of shares of one Portfolio and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.


If your investment goals change, the Calvert Group of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. Before you make an exchange from a Fund or Portfolio, please note the following:

Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information, including class offerings.

Complete and sign an application for an account in that Fund or Portfolio, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Shares on which you have already paid a sales charge at Calvert Group and shares acquired by reinvestment of dividends and distributions may be exchanged into another Fund at no additional charge. Shares may only be exchanged for shares of the same class of another Calvert Group Fund.
No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Limited-Term and Long-Term Portfolios: Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same Fund or Portfolio during any 6-month period will be given written notice that they may be prohibited from making additional investments. This policy does not prohibit you from redeeming shares of the Funds and do not apply to trades solely among money market funds.

Each Portfolio reserves the right to terminate or modify the exchange privilege in the future with 60 days written notice.

Other Calvert Group Services

Calvert Information Network
24 hour yield and prices

Calvert Group has a round-the-clock telephone service that lets existing customers obtain prices, yields, performance information, account balances, and authorize certain transactions.


Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application. This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000) between your bank account and your Calvert Group account with one phone call. Allow two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank.

You may also arrange systematic monthly or quarterly investments (minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Portfolio shares. A debit entry will appear on your bank statement. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert account, call your broker or Calvert for more information.

Telephone Transactions
Calvert may record all telephone calls.
You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Optional Services
Complete the account application for the easiest way to establish services.

The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call your broker or Calvert Investor Relations at 800.368.2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker/dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding
Householding reduces Fund expenses while saving paper and postage expense.

If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as statements, confirms, prospectuses, semi-annual and annual reports. Please contact Calvert Investor Relations at
800.368.2745 to receive additional copies of information.

Special Services and Charges
The Portfolios pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of a Portfolio through a program of services offered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features may be modified in these programs, and administrative charges may be imposed by the broker/dealer or financial institution for the services rendered.

SELLING YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See below for specific requirements necessary to make sure your redemption request is acceptable. Remember that your Portfolio may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days).

Redemption Requirements to Remember
To ensure acceptance of your redemption request, please follow the procedures described here and below.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect a Portfolio, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Minimum account balance is $1,000.
Please maintain a balance in each of your fund accounts of at least $1,000. If the balance in your money market account falls below the $1,000 minimum during a month, a $3 fee will be charged to your account. This fee is paid to the portfolio to offset the generally higher costs of small dollar accounts. Funds with a fluctuating net asset value and a balance of less than $1,000 may be closed and the proceeds mailed to the address of record. You will be given a notice that your account is below the minimum and closed after 30 days if the balance is not brought up to the required minimum amount.

How to Sell Your Shares

Draftwriting (Money Market Portfolio only)
You may redeem shares in your Money Market Portfolio account by writing a draft for at least $250. If you complete and return the signature card for Draftwriting, the Portfolio will mail bank drafts to you, printed with your name and address. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Fund will charge a service fee for drafts returned for insufficient funds. The Fund will charge $25 for any stop payment on drafts. As a service to shareholders, shares may be automatically transferred between your Calvert accounts to cover drafts you have written. The signature of only one authorized signer is required to honor a draft.


By Mail To: Calvert Group, PO Box 419544, Kansas City MO 64141-6544
You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. To add instructions to wire to a destination that has not been previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.


Type of
Registration      Requirements

Corporations,     Letter of instruction and a corporate resolution, signed by
Associations      person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the Trustee(s) (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, provide a copy of the trust document, certified within the last 60 days.)

By Telephone
Please call 800.368.2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to a bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000.

Calvert Money Controller
Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). You may also authorize automatic fixed amount redemptions by Calvert Money Controller. All requests must be received by 4:00 p.m. Eastern time. Accounts cannot be closed by this service.

Exchange to Another Calvert Group Fund
You must meet the minimum investment requirement of the other Calvert Group Fund or Portfolio. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter.


Systematic Check Redemptions
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount sent to you on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount. If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.


Through your Broker
If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.


DIVIDENDS AND TAXES

Each year, the Portfolio distributes substantially all of its net investment income to shareholders.

Dividends from the Money Market Portfolio's net investment income are declared daily and paid monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses.

Dividends from the Limited- and Long-Term Portfolios' net investment income are paid monthly.

Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Each year, the Portfolios distribute substantially all of their net investment income to shareholders. Dividend and distribution payments will vary between classes.


Dividend Options
Dividends and any distributions are automatically reinvested in the same Portfolio at net asset value (no sales charge), unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions may be automatically invested in an identically registered account with the same account number in any other Calvert Group Fund or Portfolio at net asset value. If reinvested in the same Fund account, new shares will be purchased at net asset value on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must be a shareholder on the record date to receive dividends. You must notify the Fund in writing prior to the record date to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the US Postal Service cannot deliver the check, or if it remains uncashed for an extended period, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.


"Buying a Dividend"
At the time of purchase, the share price of the Limited- or Long-Term Portfolios may reflect undistributed income, capital gains or unrealized appreciation of securities. Any capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, a Portfolio's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes
Dividends derived from interest on municipal obligations constitute exempt-interest dividends, on which you are not subject to federal income tax. However, dividends which are from taxable interest and any distributions of short-term capital gain are taxable to you as ordinary income. If the Portfolio makes any distributions of long-term capital gains, then these are taxable to you as long-term capital gains, regardless of how long you held your shares of the Portfolio. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum tax for individuals and for corporations.

If any taxable income or gains are paid, in January, the Portfolio will mail you Form 1099-DIV indicating the federal tax status of dividends paid to you by the Portfolio during the past year.

You may realize a capital gain or loss when you redeem (sell) or exchange shares of the Limited-Term or Long-Term Portfolios.
If you sell or exchange your Limited-Term or Long-Term Portfolio shares you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. In January, the Fund will mail you Form 1099-B indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information
You may be subject to state or local taxes on your investment, depending on the laws in your area. A letter will be mailed to you in January detailing the percentage invested in your state the previous tax year. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number
Federal law requires that you provide your correct Social Security or Taxpayer Identification Number ("TIN") on a signed certified application or Form W-9. If not provided, the Portfolios may be required to withhold 31% of any dividends or redemptions, and you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Portfolios reserve the right to reject any new account or any purchase order for failure to supply a certified TIN.

Exhibit a - Limited-Term and Long-Term Portfolios

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Right of Accumulation
The sales charge is calculated by taking into account not only the dollar amount of a new purchase of shares, but also the higher of cost or current value of shares previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase.

Letter of Intent
If you plan to purchase $50,000 or more of Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the Statement of Additional Information.

Group Purchases
If you are a member of a qualified group, you may purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the shares you purchase, but also the higher of cost or current value of shares previously purchased and currently held by other members of your group.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable CDI and dealers offering Fund shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or dealers distributing the Fund's shares, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or dealers. Members of a group are not eligible for a Letter of Intent.


Other Circumstances
There is no sales charge on shares of any fund or portfolio of the Calvert Group of Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Group of Funds, employees of Calvert Group, Ltd. and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for the Calvert Group of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, of broker/dealer; (iii) Purchases made through a Registered Investment Advisor, (iv) Trust departments of banks or savings institutions for trust clients of such bank or institution, (v) Purchases through a broker maintaining an omnibus account with the fund or portfolio, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and "rabbi trusts."


Established Accounts
Shares of the Long-Term Portfolio may be sold at net asset value to you if your account was established on or before September 15, 1987, or April 30, 1988 for the Limited-Term Portfolio.

Dividends and Capital Gain Distributions from other Calvert Group Funds
You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund with a sales charge automatically invested in another account with no additional sales charge. Purchases made at net asset value ("NAV"). Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another fund at no additional sales charge.

Reinstatement Privilege
If you redeem Fund shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.

Prospectus
April 30, 1998

Calvert Tax-Free Reserves
Money Market Portfolio
Limited-Term Portfolio
Long-Term Portfolio

To Open an Account:
800.368.2748

Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800.368.2745

Service for Existing Accounts:
Shareholders 800.368.2745
Brokers 800.368.2746

TDD for Hearing-Impaired:
800.541.1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified or
Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105

Calvert Group Website
http://www.calvertgroup.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Calvert Tax-Free Reserves
California Money Market Portfolio

Statement of Additional Information
April 30, 1998


INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICE                       TRANSFER AGENT
Calvert Shareholder Services, Inc.        National Financial Data
Services, Inc.
4550 Montgomery Avenue                    1004 Baltimore
Suite 1000N                               6th Floor
Bethesda, Maryland 20814                  Kansas City, Missouri 64105

PRINCIPAL UNDERWRITER                     INDEPENDENT ACCOUNTANTS
Calvert Distributors, Inc.                Coopers & Lybrand, L.L.P.
4550 Montgomery Avenue                    250 West Pratt Street
Suite 1000N                               Baltimore, Maryland 21201
Bethesda, Maryland 20814



TABLE OF CONTENTS

                  Investment Objective                        1
                  Investment Policies                         1
                  Investment Restrictions                     2
                  Purchases and Redemptions of Shares         3
                  Dividends and Distributions                 4
                  Tax Matters                                 4
                  Valuation of Shares                         5
                  Calculation of Yield                        5
                  Advertising                                 6
                  Trustees and Officers                       6
                  Investment Advisor                          8
                  Administrative Services                     8
                  Transfer and Shareholder Servicing Agents   9
                  Independent Accountants and Custodians      9
                  Portfolio Transactions                      9
                  General Information                         9
                  Financial Statements                        10
                  Appendix                                    10


Investors must reside in California to purchase shares of the Portfolio.

STATEMENT OF ADDITIONAL INFORMATION -April 30, 1998

CALVERT TAX-FREE RESERVES
CALIFORNIA MONEY MARKET PORTFOLIO
4550 Montgomery Avenue, Bethesda, Maryland 20814

   New Account    (800) 368-2748    Shareholder
   Information:   (301) 951-4820    Services:        (800) 368-2745
   Broker         (800) 368-2746    TDD for the
   Services:      (301) 951-4850     Hearing-
                                     Impaired:       (800) 541-1524


         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Portfolio's Prospectus, dated April 30, 1998, which may be obtained free of charge by writing the Portfolio at the above address or calling the telephone numbers listed above.


INVESTMENT OBJECTIVE

         The California Money Market Portfolio (the "Portfolio") is a series of Calvert Tax-Free Reserves (the "Fund"), designed to provide individual and institutional investors in higher tax brackets with the highest level of interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics prescribed for the Portfolio. The Portfolio invests in high quality municipal obligations with maturities of one year or less and maintains an average maturity of 90 days or less. The Portfolio further seeks to maintain a constant net asset value of $1.00 per share. There is, of course, no assurance that the Portfolio will be successful in meeting its investment objective or maintaining the Portfolio's net asset value constant at $1.00 per share because there are inherent risks in the ownership of any investment. Dividends paid by the Portfolio will fluctuate with income earned on investments.

INVESTMENT POLICIES

         The Portfolio seeks to earn the highest level of interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.
         The Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal and California state income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. Short-term obligations have remaining maturities of one year or less. The Portfolio maintains an average weighted maturity of 90 days or less.
         Under normal market conditions, the Portfolio attempts to invest 100%, and will invest at least 80%, of its total assets in debt obligations issued by or on behalf of the State of California and its political subdivisions ("California Municipal Obligations"). Dividends paid by the Portfolio which are derived from interest attributable to California Municipal Obligations will be exempt from federal and California state income taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be exempt from federal income tax, but will be subject to California state income taxes.
         The credit rating of the Portfolio's assets as of its most recent fiscal year-end appears in the Annual Report to Shareholders, incorporated by reference herein.

Variable Rate Demand Notes
         The Board of Trustees has approved investments in floating and variable rate demand notes upon the following conditions: the Portfolio has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Portfolio has the right to dispose of the notes at a price which approximates par and market value.

Municipal Leases
The Portfolio may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security;
(5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security; and (D) the Advisor should have reasonable expectations that the municipal lease obligation will maintain its liquidity throughout the time the instrument is held by the Portfolio.

Obligations with Puts Attached
         The Portfolio has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." The Portfolio may not acquire obligations subject to puts if immediately thereafter, with respect to 75% of the total amortized cost value of its assets, the Portfolio would have more than 5% of its assets invested in securities underlying puts from the same institution. The Portfolio may, however, invest up to 10% of its assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Portfolio must limit its portfolio investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.

Temporary Investments
         Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.
         The Portfolio intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Portfolio may also hold cash which is not earning income. It is a fundamental policy of the Portfolio that during normal market conditions the Portfolio's assets be invested so that at least 80% of the Portfolio's annual income will be tax-exempt. While the Portfolio has the authority to invest in short-term taxable obligations, the Portfolio has not done so since its inception and, barring unusual market conditions, does not expect in the future to invest in taxable obligations.

When-Issued Purchases
         Securities purchased on a when-issued basis and the securities held in the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way-both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary. No new when-issued commitments will be made by the Portfolio if more than 50% of the Portfolio's net assets would become so committed.
         When the time comes to pay for when-issued securities, the Portfolio will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax.

INVESTMENT RESTRICTIONS

         The foregoing investment objective and policies and the following investment restrictions and fundamental policies may not be changed without the consent of the holders of a majority of the Portfolio's outstanding shares. Shares have equal rights as to voting. A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Portfolio may not:
(1) Purchase common stocks, preferred stocks, warrants, or other equity securities;
(2) Issue senior securities, borrow money, or pledge, mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than 10% of the value of the Portfolio's total assets at the time of the borrowing. Investment securities will not be purchased while any borrowings are outstanding;
(3) Sell securities short, purchase securities on margin, or write put or call options. The Portfolio reserves the right to purchase securities with demand features. See "Variable Rate Demand Notes" and "Obligations with Puts Attached";
(4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;
(5) Purchase securities which are subject to legal or contractual restrictions on resale, i.e., restricted securities, or other securities which are not readily marketable assets, including repurchase agreements not terminable within seven days, with respect to no more than 10% of its total assets;
(6) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in municipal obligations secured by real estate or interests therein;
(7) Purchase or retain securities of an issuer if those trustees of the Portfolio, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;
(8) Make loans to others, except in accordance with the Portfolio's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;
(9)      Invest in companies for the purpose of exercising control;
or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees;
(10) Invest more than 25% of its assets in the securities of any one issuer, except that the Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, the entity which has the ultimate responsibility for the payment of principal and interest on a particular security will be treated as its issuer;
(11) Invest more than 25% of its assets in any particular industry or industries, except that the Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Private activity bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";
(12) Invest more than 5% of the value of its total assets in securities where the payment of principal and interest is the responsibility of a company or companies with less than three years' operating history.

PURCHASES AND REDEMPTIONS OF SHARES


         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares (see Prospectus, "How to Sell Your Shares").
         Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This draft writing service will be subject to the customary rules and regulations governing checking accounts, and the Portfolio reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Portfolio reserves the right to charge a service fee for drafts returned for uncollected or insufficient funds, and will charge $25 for stop payments. As a service to shareholders, the Fund may automatically transfer the dollar amount necessary to cover drafts you have written on the Fund to your Fund account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Fund may charge a fee for this service.
         When a payable through draft is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft will be returned. Drafts presented to the bank for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored.
         Amounts redeemed by check redemption may be mailed to the investor without charge. Amounts of up to $300,000 may be transferred electronically at no charge to the investor. Amounts of $1,000 or more will be transmitted by wire, without charge, to the investor's account at a domestic commercial bank that is a member of the Federal Reserve System or to a correspondent bank. A charge of $5 is imposed on wire transfers of less than $1,000. If the investor's bank is not a Federal Reserve System member, failure of immediate notification to that bank by the correspondent bank could result in a delay in crediting the funds to the investor's bank account.
         Telephone redemption requests which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored. The Fund reserves the right to modify the telephone redemption privilege.
          To change redemption instructions already given, shareholders must send a written notice to Calvert Group, P.O. Box 419544, Kansas City, MO 64141-6544, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or certain credit unions. Further documentation may be required from corporations, fiduciaries, and institutional investors.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.


DIVIDENDS AND DISTRIBUTIONS

         Dividends from the Portfolio's net investment income are declared daily and paid monthly. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares. Dividends and any distributions are automatically reinvested in additional shares of the Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Group Fund, at no additional charge. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.
         Purchasers of shares of the Portfolio will begin receiving dividends upon the date federal funds are received by the Portfolio. Purchases by bank wire received by 12:30 p.m., Eastern time are immediately available federal funds; purchases by domestic check may take one day to convert into federal funds. Shareholders redeeming shares by telephone, electronic funds transfer, or written request will receive dividends through the date that the redemption request is processed; shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Portfolio for payment.

TAX MATTERS

         The Portfolio intends to qualify and has, since inception, so qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"), as amended. By so qualifying, the Portfolio will not be subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986 (the "Act"), to the extent that it distributes its net investment income and realized capital gains.
         The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; in addition, to the extent that income dividends are derived from earnings attributable to obligations of California and its political subdivisions, they will also be exempt from state and local personal income tax in California.
         However, under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. The Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Portfolio. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.

VALUATION OF SHARES


         The Portfolio's assets, including commitments to purchase securities on a when-issued basis, are valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.
         Rule 2a-7 under the Investment Company Act of 1940 permits the Portfolio to value its assets at amortized cost if the Portfolio maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of one year or less. Rule 2a-7 requires, as a condition of its use, that the Portfolio invest only in obligations determined by the Trustees to be of high quality with minimal credit risks and further requires the Trustees to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share based on amortized cost. If such deviation exceeds 0.50%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based on available market quotations.
         The Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York stock exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolio does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


Net Asset Value and Offering Price Per Share, 12/31/97
         $321,001,295/321,125,930 shares    $1.00

CALCULATION OF YIELD

         From time to time the Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a particular base period of time. The length and closing date of the base period will be stated in the advertisement. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are:
(1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = (base period return + 1)365/7 -1


For the seven-day period ended December 31, 1997, the yield was 3.49% and its effective yield 3.55%.
         The Portfolio also may advertise, from time to time, its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield exempt from federal income taxes and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from federal income taxes. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rates, which will be stated in the advertisement. For the seven-day period ended December 31, 1997, the federal tax equivalent yield for an investor in the 36% income tax bracket was 5.54%, and 5.88% for an investor in the 39.6% tax bracket.


ADVERTISING


         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, November 30, 1997). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.


TRUSTEES AND OFFICERS


         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund and Calvert World Values Fund. DOB: 05/09/48. Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc. DOB: 10/29/35.
Address: 308 East Broad Street, Westfield, New Jersey 07091.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania.
DOB: 07/23/49. Address: 16 Iliahi Street, Honolulu, Hawaii, 96817. *CHARLES E. DIEHL, Trustee. Mr. Diehl is Vice President and Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 10/13/22.
Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. DOD: 05/23/48. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.
         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. DOB: 12/08/32.
Address: 3005 Franklin Road North, Arlington, Virginia 22201.
         JOHN G. GUFFEY, JR., Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. DOB: 05/15/48. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.
*BARBARA J. KRUMSIEK, President and Trustee. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group, Ms. Krumsiek served as Senior Vice President of Alliance Capital LP's Mutual Fund Division. DOB: 08/09/52.
         M. CHARITO KRUVANT, Trustee. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank. DOB: 12/08/45. Address: 5301 Wisconsin Avenue, N.W., Washington, D.C. 20015.
         ARTHUR J. PUGH, Trustee. Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank. DOB: 09/24/37. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
         *DAVID R. ROCHAT, Senior Vice President and Trustee. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. DOB:
10/07/37. Address: Box 93, Chelsea, Vermont 05038.
         *D. WAYNE SILBY, Esq., Trustee. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of GroupServe, an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 07/20/48. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund. DOB: 1/13/50.
         RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc. DOB: 07/24/47.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company.
DOB: 08/12/47.
         DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc. DOB: 09/09/50.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 01/29/59.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 10/21/56.
         LISA CROSSLEY NEWTON, Esq., Assistant Secretary and Compliance Officer. Ms. Newton is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
12/31/61.
         IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. Prior to working at Calvert Group, Ms. Duke was an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath. DOB: 09/07/68.


The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey and Silby and Ms. Krumsiek are among the trustees, Calvert Variable Series, Inc., of which only Messrs. Blatz, Diehl and Pugh and Ms. Krumsiek are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey and Silby and Ms. Krumsiek are among the directors, and Calvert New World Fund, Inc., of which only Ms. Krumsiek and Mr. Martini are among the directors.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby and Ms. Krumsiek.
         During fiscal 1997, trustees of the Fund not affiliated with the Fund's Advisor were paid $45,564. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1500 for each regular Board or Committee meeting attended; such fees are allocated among the respective Funds on the basis of net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.

Trustee Compensation Table


Fiscal Year 1997   Aggregate Compensation  Pension or           Total
(unaudited Numbers) from Registant          Retirement Benefits  Compensation
                    for Service as Trustee  Accrued as part of   from Registrant
                                            Registrant Expenses* and Fund
                                                                 Complex paid to
                                                                 Trustee **
Name of Trustee


Richard L. Baird, Jr.          $24,466            $0               $34,450
Frank H. Blatz, Jr.            $31,031             $31,031         $46,000
Frederick T. Borts             $23,515             $0              $32,500
Charles E. Diehl               $29,959             $29,959         $44,500
Douglas E. Feldman             $23,462             $0              $32,500
Peter W. Gavian                $27,736             $12,668         $38,500
John G. Guffey, Jr.            $30,451             $0              $61,615
M. Charito Kruvant             $26,145             $0              $36,250
Arthur J. Pugh                 $32,589             $1,038          $48,250
D. Wayne Silby                 $25,072             $0              $62,830

*Messrs. Blatz, Diehl, Gavian and Pugh have chosen to defer a portion of their compensation. As of December 31, 1997, total deferred compensation, including dividends and capital appreciation, was $555,901.79, $545,259.10, $137,436.70 and $187,735.55, for each trustee, respectively.
**As of December 31, 1997. The Fund Complex consists of nine (9) registered investment companies.

INVESTMENT ADVISOR


         The Portfolio's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Portfolio and the Advisor will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Portfolio, or by the Trustees of the Portfolio; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Portfolio who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment. Under the Contract, the Advisor manages the investment and reinvestment of the Portfolio's assets, subject to the direction and control of the Portfolio's Board of Trustees. For its services, the Advisor receives an annual fee of 0.50% of the first $500 million of such Portfolio's average daily net assets, 0.45% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
         The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
         The Advisor provides the Portfolio with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Portfolio who are principals of the Advisor, and pays certain Portfolio advertising and promotional expenses. The Portfolio pays all other administrative and operating expenses, including: custodial fees; shareholder servicing, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The advisory fees paid to the Advisor under the advisory contract for the 1995, and 1997 fiscal years were $1,426,938, $1,691,140, and
$1,643,147, respectively.
         The Advisor may voluntarily reimburse the Portfolio for expenses. For 1995 there was no reimbursement of expenses; for 1996, $117,823 in expenses was reimbursed, and, for 1997, $164,315.


ADMINISTRATIVE SERVICES


         Calvert Administrative Services Company ("CASC"), a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the daily determination of net investment income and net asset value per share. Prior to August 1, 1997, CASC received a fee of $200,000 per year for providing such services, allocated among Portfolios based on assets. Effective August 1, 1997, the fee structure changed. Exclusive of the CTFR Money Market Portfolio, the Fund pays an annual fee of $80,000, allocated between the remaining Portfolios based on assets. The service fees paid by the Portfolio to CASC for 1995, 1996, and 1997, were $21,183, $24,770, and $26,655, respectively.
         The Portfolio has entered into a principal underwriting agreement with Calvert Distributors, Inc. ("CDI"). Pursuant to the agreement, CDI serves as distributor and principal underwriter for the Portfolio, offering shares on a continuous, "best efforts" basis. CDI bears all its expenses of providing services pursuant to the agreement, including payment of any commissions and service fees.


TRANSFER AND SHAREHOLDER SERVICING AGENTS


         National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts. Calvert Shareholder Services, Inc. was the sole transfer agent prior to January 1, 1998.
         For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and transactions.


INDEPENDENT ACCOUNTANTS AND CUSTODIANS


         Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent auditors for fiscal year 1998. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, currently serves as custodian of the Portfolio's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Portfolio's cash assets. Neither custodian has any part in deciding the Portfolio's investment policies or the choice of securities that are to be purchased or sold for the Portfolio.


PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Advisor reserves the right to place orders for the purchase or sale of portfolio securities with broker-dealers who have sold shares of the Fund or who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor, the dollar amount of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. No brokerage commissions have been paid to any officer, trustee or Advisory Council member of the Fund or any of their affiliates.
         The Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold. The Advisor may compensate, at its expense, such broker-dealers in consideration of their promotional and administrative services.

GENERAL INFORMATION


         The Portfolio is a series of Calvert Tax-Free Reserves, an open-end diversified investment management company which was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Money Market Portfolio, Limited-Term Portfolio, Long-Term Portfolio, and the Vermont Municipal Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         General costs, expenses, and liabilities of the Fund attributable to a particular Portfolio are borne by that Portfolio; costs, expenses, and liabilities not attributable to a particular Portfolio are allocated between the Fund's Portfolios on the basis of the respective net assets of each Portfolio.
         The Fund will send its shareholders unaudited semi-annual and audited annual reports that will include the Fund's net asset value per share, portfolio securities, income and expenses, and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.


FINANCIAL STATEMENTS


         The audited financial statements in the Portfolio's Annual Report to Shareholders dated December 31, 1997, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Portfolio.


APPENDIX

Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

                       Calvert Tax-Free Reserves
                          Long-Term Portfolio


                  Statement of Additional Information
                            April 30, 1998


INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICE                         TRANSFER AGENT
Calvert Shareholder Services, Inc.          National Financial Data
Services, Inc.
4550 Montgomery Avenue                      1004 Baltimore
Suite 1000N                                 6th Floor
Bethesda, Maryland 20814                    Kansas City, Missouri
64105

PRINCIPAL UNDERWRITER                       INDEPENDENT ACCOUNTANTS
Calvert Distributors, Inc.                  Coopers & Lybrand, L.L.P.
4550 Montgomery Avenue                      250 West Pratt Street
Suite 1000N                                 Baltimore, Maryland 21201
Bethesda, Maryland 20814


             TABLE OF CONTENTS

     Investment Objective                    1
     Investment Policies                     1
     Investment Restrictions                 5
     Purchases and Redemptions of Shares     6
     Reduced Sales Charges                   6
     Dividends and Distributions             7
     Tax Matters                             7
     Valuation of Shares                     8
     Calculation of Yield and Total Return   8
     Advertising                             9
     Trustees and Officer                    9
     Investment Advisor                     11
     Administrative Services                12
     IndependentAccountants andCustodians   12
     Method of Distribution                 12
     Portfolio Transactions                 12
     General Information                    13
     Financial Statements                   14
     Appendix                               14

Calvert Tax-Free Reserves
Vermont Municipal Portfolio


Statement of Additional Information
April 30, 1998


INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICE                       TRANSFER AGENT
Calvert Shareholder Services, Inc.        National Financial Data Services,
Inc.
4550 Montgomery Avenue                    1004 Baltimore
Suite 1000N                               6th Floor
Bethesda, Maryland 20814                  Kansas City, Missouri 64105

PRINCIPAL UNDERWRITER                     INDEPENDENT ACCOUNTANTS
Calvert Distributors, Inc.                Coopers & Lybrand, L.L.P.
4550 Montgomery Avenue                    250 West Pratt Street
Suite 1000N                               Baltimore, Maryland 21201
Bethesda, Maryland 20814


TABLE OF CONTENTS

                  Investment Objective                        1
                  Investment Policies                         1
                  Investment Restrictions                     5
                  Purchases and Redemptions of Shares         6
                  Reduced Sales Charges                       7
                  Dividends and Distributions                 7
                  Tax Matters                                 7
                  Valuation of Shares                         8
                  Calculation of Yield and Total Return       8
                  Advertising                                 9
                  Trustees and Officers                       10
                  Investment Advisor                          12
                  Administrative Services                     12
                  Transfer and Shareholder Servicing Agents   12
                  Independent Accountants and Custodians      12
                  Method of Distribution                      13
                  Portfolio Transactions                      13
                  General Information                         13
                  Financial Statements                        14
                  Appendix                                    14

STATEMENT OF ADDITIONAL INFORMATION- April 30, 1998

CALVERT TAX-FREE RESERVES
VERMONT MUNICIPAL PORTFOLIO
4550 Montgomery Avenue, Bethesda, Maryland 20814

   New Account   (800) 368-2748  Shareholder
   Information:  (301) 951-4820  Services:  (800) 368-2745
   Broker        (800) 368-2746  TDD for the Hearing-
   Services:     (301) 951-4850  Impaired:  (800) 541-1524


         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Portfolio's Prospectus, dated April 30, 1998, which may be obtained free of charge by writing the Portfolio at the above address or calling the telephone numbers listed above.


INVESTMENT OBJECTIVE

         The Vermont Municipal Portfolio (the "Portfolio") is a series of Calvert Tax-Free Reserves (the "Fund"). It is a nondiversified bond fund designed to provide individual and institutional investors in higher tax brackets with the highest level of interest income exempt from federal and Vermont state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio. It invests in investment grade municipal obligations with durations generally averaging between four and nine years, though the Portfolio's holdings may at any time have longer or shorter durations. There is, of course, no assurance that the Portfolio will be successful in meeting its investment objective because there are inherent risks in the ownership of any investment.
         Dividends paid by the Portfolio will fluctuate with income earned on investments, and will vary by class of shares. In addition, the value of each class of the Portfolio's shares will fluctuate to reflect changes in the market value of the Portfolio's investments. The Portfolio will attempt, through careful management, to reduce these risks and enhance the opportunities for higher income and greater price stability.

INVESTMENT POLICIES


         The Portfolio invests primarily in a nondiversified portfolio of municipal obligations of the state of Vermont and its political subdivisions ("Vermont Municipal Obligations"). Under normal market conditions, the Portfolio attempts to invest at least 65% of the value of its assets in Vermont Municipal Obligations. The Portfolio will also attempt to invest the remaining 35% of its total assets in these obligations, but may invest it in municipal obligations of other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions. Dividends you receive from the Portfolio that are derived from interest on tax-exempt obligations of other governmental issuers will be exempt from federal tax, but may be subject to Vermont state income taxes.
         Since the Portfolio is nondiversified, it may invest its assets in fewer issuers than if it were diversified. As a result, the Portfolio's performance may be more directly impacted by changes in conditions affecting those issuers than it would be if the Portfolio were investing in a greater number of issuers. A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.
         The credit rating of the Portfolio's assets as of its most recent fiscal year-end appears in the Annual Report to Shareholders, incorporated by reference herein.


Variable Rate Demand Notes
         The Board of Trustees has approved investments in floating and variable rate demand notes upon the following conditions: the Portfolio has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Portfolio has the right to dispose of the notes at a price which approximates par and market value.

Municipal Leases
         The Portfolio may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);
(4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security; and (D) the Advisor should have reasonable expectations that the municipal lease obligation will maintain its liquidity throughout the time the instrument is held by the Portfolio.

Obligations with Puts Attached
         The Portfolio has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." The Portfolio may not acquire obligations subject to puts if immediately thereafter with respect to 75% of the total amortized cost value of its short-term assets, the Portfolio would have more than 5% of such assets invested in securities underlying puts from the same institution. The Portfolio may, however, invest up to 10% of its short-term assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities.

Temporary Investments
         From time to time for liquidity purposes or pending the investment of the proceeds of the sale of Portfolio shares, the Portfolio may invest in and derive up to 20% of its income from taxable short-term obligations of the U.S. Government, its agencies and instrumentalities. Interest earned from such taxable investments will be taxable to investors as ordinary income unless the investors are otherwise exempt from taxation.
         The Portfolio intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Portfolio may also hold cash which is not earning income. It is a fundamental policy of the Portfolio that during normal market conditions the Portfolio's assets be invested so that at least 80% of the Portfolio's annual income will be tax-exempt. While the Portfolio has the authority to invest in short-term taxable obligations, the Portfolio has not done so since its inception and, barring unusual market conditions, does not expect in the future to invest in taxable obligations.

When-Issued Purchases
         Securities purchased on a when-issued basis and the securities held in the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary. No new when-issued commitments will be made by the Portfolio if more than 50% of the Portfolio's net assets would become so committed.
         When the time comes to pay for when-issued securities, the Portfolio will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax.

Transactions in Futures Contracts
         The Portfolio may engage in the purchase and sale of futures contracts on an index of municipal bonds or on U.S. Treasury securities, or options on such futures contracts, for hedging purposes only. The Portfolio may sell such futures contracts in anticipation of a decline in the cost of municipal bonds it holds or may purchase such futures contracts in anticipation of an increase in the value of municipal bonds the Portfolio intends to acquire. The Portfolio also is authorized to purchase and sell other financial futures contracts which in the opinion of the Investment Advisor provide an appropriate hedge for some or all of the Portfolio's securities.
         Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolio will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolio or decreases in the price of securities the Portfolio intends to acquire.
         Municipal bond index futures contracts commenced trading in June 1985, and it is possible that trading in such futures contracts will be less liquid than that in other futures contracts. The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.
         The liquidity of a secondary market in futures contracts may be further adversely affected by "daily price fluctuation limits" established by contract markets, which limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices of existing contracts have in the past moved the daily limit on a number of consecutive trading days. The Portfolio will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.
         The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Advisor to correctly forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Portfolio within a given time frame. To the extent these prices remain stable during the period in which a futures or option contract is held by the Portfolio, or move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of the Portfolio's securities. As a result, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

Description of Financial Futures Contracts
         Futures Contracts. A futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement, at a specified future time for a specified price. Although the terms of a contract call for actual delivery or acceptance of securities, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery or acceptance taking place. The Portfolio intends to close out its futures contracts prior to the delivery date of such contracts.
         The Portfolio may sell futures contracts in anticipation of a decline in the value of its investments in municipal bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio's average yields as a result of the shortening of maturities.
         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Portfolio's futures commission merchant and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.
         The sale of financial futures contracts provides an alternative means of hedging the Portfolio against declines in the value of its investments in municipal bonds. As such values decline, the value of the Portfolio's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's fixed income investments which are being hedged. While the Portfolio will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolio to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturing of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolio. Employing futures as a hedge may also permit the Portfolio to assume a hedging posture without reducing the yield on its investments, beyond any amounts required to engage in futures trading.
         The Portfolio may engage in the purchase and sale of futures contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.
         The municipal bond index underlying the futures contracts traded by the Portfolio is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by Standard & Poor's or A or higher by Moody's Investors Service and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the index, as evaluated by four dealer-to-dealers brokers.
         The Portfolio may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract therefore generally fluctuates with movements in interest rates.
         The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.
         The Portfolio may also purchase financial futures contracts when it is not fully invested in municipal bonds in anticipation of an increase in the cost of securities the Portfolio intends to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Portfolio will be subject to certain restrictions, described below.
         Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (that is, purchase the futures contract), in the case of a "call" option, or a short position (sell the futures contract), in the case of a "put" option, for a fixed price up to a stated expiration date. The option is purchased for a non-refundable fee, known as the "premium." Upon exercise of the option, the contract market clearing house assigns each party to the option an opposite position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or "writer," of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.
         The Portfolio may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, the Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the costs of securities to be acquired, the Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolio generally will sell options on futures contracts only to close out an existing position.
         The Portfolio will not engage in transactions in such instruments unless and until the Investment Advisor determines that market conditions and the circumstances of the Portfolio warrant such trading. To the extent the Portfolio engages in the purchase and sale of futures contracts or options thereon, it will do so only at a level which is reflective of the Investment Advisor's view of the hedging needs of the Portfolio, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolio.
         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolio being deemed to be a "commodity pool," as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that all futures and option positions entered into by the Portfolio qualify as bona fide hedge transactions, as defined under CFTC regulations, or, in the case of long positions, that the value of such positions not exceed an amount of segregated funds determined by reference to certain cash and securities positions maintained by the Portfolio and accrued profits on such positions. In addition, the Portfolio may not purchase or sell any such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of its net assets.
         When the Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account with the Portfolio's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.
         Risk Factors in Transactions in Futures Contracts. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Portfolio. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolio. As a result, the Portfolio's ability effectively to hedge all or a portion of the value of its municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts trade, correlate with price movements of the municipal bonds held by the Portfolio.
         For example, where prices of securities in the Portfolio do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolio's investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolio's investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and municipal bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Advisor determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of municipal bonds held by the Portfolio may be greater.
         The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.
         Prior to exercise or expiration, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market to the relevant contract market. The Portfolio will enter into a futures or option position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close out a position once it has been established. Under such circumstances, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situation, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.
         When the Portfolio purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, the Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid secondary market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.
         "Trading Limits" or "Position Limits" may also be imposed on the maximum number of contracts which any person may hold at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Advisor does not believe that trading limits will have any adverse impact on the strategies for hedging the Portfolio's investments.
         Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
         In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging and the potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions
         The foregoing investment objective and policies and the following investment restrictions and fundamental policies may not be changed without the consent of the holders of a majority of outstanding shares of the Vermont Municipal Portfolio. A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Vermont Municipal Portfolio may not:
(1) Purchase common stocks, preferred stocks, warrants or other equity securities;
(2) Issue senior securities, borrow money, or pledge, mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than 10% of the value of the Portfolio's total assets at the time of the borrowing. Investment securities will not be purchased while any borrowings are outstanding;
(3) Sell securities short, purchase securities on margin, or write put or call options, except as permitted in connection with transactions in futures contracts and options thereon. See "Transactions in Futures Contracts." The Portfolio reserves the right to purchase securities with puts attached. See "Obligations with Puts Attached";
(4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;
(5) Borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 10% of the value of the Portfolio's total assets and except by engaging in reverse repurchase agreements; provided, however, that the Portfolio may only engage in reverse repurchase agreements so long as, at the time it enters into a reverse repurchase agreement, the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by this section, do not exceed 33 1/3% of the Portfolio's total assets. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage or hypothecate its assets;
(6) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in municipal obligations secured by real estate or interests therein;
(7) Make loans to others, except in accordance with the Portfolio's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;
(8) Invest in companies for the purpose of exercising control; or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan;
(9) Invest more than 25% of its assets in any particular industry or industries, except that the Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";
(10) Invest more than 5% of the value of its total assets in securities where the payment of principal and interest is the responsibility of a company or companies with less than three years' operating history.


Non-Fundamental Investment Restrictions
         The following operating (i.e., non-fundamental) investment policies and restrictions may be changed by the Board of Trustees without shareholder approval. The Portfolio may not:
(1) Purchase illiquid securities if more than 10% of the value of the Portfolio's net assets would be invested in such securities.


PURCHASES AND REDEMPTIONS OF SHARES


     Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares. Amounts redeemed by check redemption may be mailed to the investor. Amounts of more than $50 and less than $300,000 may be transferred electronically to the investor. Amounts of $1,000 or more will be transmitted by wire, to the investor's account at a domestic commercial bank that is a member of the Federal Reserve System or to a correspondent bank. A charge of $5 is imposed on wire transfers of less than $1,000. If the investor's bank is not a Federal Reserve System member, failure of immediate notification to that bank by the correspondent bank could result in a delay in crediting the funds to the investor's bank account. Telephone redemption requests which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored. The Fund reserves the right to modify the telephone redemption privilege. To change redemption instructions already given, shareholders must send a written notice to Calvert Group, c/o NFDS, 6th Floor, 1004 Baltimore, Kansas City, MO 64105, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or certain credit unions. Further documentation may be required from corporations, fiduciaries, and institutional investors. The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above. Redemption proceeds are normally paid in cash. However, the Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less.


REDUCED SALES CHARGES

         The Portfolio imposes reduced sales charges in certain situations in which the Principal Underwriter and the dealers selling Portfolio shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Fund shareholders, enabling the Fund to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. See "Exhibit A - Reduced Sales Charges" in the Prospectus.

DIVIDENDS AND DISTRIBUTIONS

         The Portfolio declares and pays monthly dividends of its net income to shareholders of record as of the close of business on each designated monthly record date. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Dividends and distributions paid may differ among the classes.
         Dividends are automatically reinvested at net asset value in additional shares. Shareholders may elect to have their dividends and distributions paid out monthly in cash. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares, unless you choose otherwise. You may elect to have your dividends and distributions paid out monthly in cash. You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Group Fund, to be invested in that Fund or Portfolio without a sales charge. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAX MATTERS


         In 1997, the Portfolio did qualify and in 1998, the Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended (the "Code"). By so qualifying, the Portfolio will not be subject to federal income tax, nor to the federal excise tax imposed by the Code, to the extent that it distributes its net investment income and realized capital gains.
         The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal or Vermont state income tax; however, under the Code, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. The Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Portfolio. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         Investors should note that the Code may require investors to exclude the initial sales charge, if any, paid on the purchase of Portfolio shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Portfolio causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.
         The Portfolio is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Portfolio if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition, the Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Portfolio for further information.


VALUATION OF SHARES


         The Portfolio's assets are normally valued utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Portfolio's Advisor under the supervision of the Board of Trustees. The Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolio does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
         Valuations, market quotations and market equivalents are provided the Portfolio by Kenny S&P Evaluation Services, a subsidiary of McGraw-Hill. The use of Kenny as a pricing service by the Portfolio has been approved by the Board of Trustees. Valuations provided by Kenny are determined without exclusive reliance on quoted prices and take into consideration appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.


Net Asset Value and Offering Price Per Share
                                        Net asset value per share
($50,193,852/3,052,118 shares)          $16.45
Maximum sales charge
(3.75% of offering price)                 0.64
Offering price per share                $17.09


CALCULATION OF YIELD AND TOTAL RETURN


         From time to time, the Portfolio advertises its "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period and the period from inception of the Portfolio's offering of shares. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge for shares, except quotations of "return without maximum load," which do not deduct the sales charge. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" as referred to herein. Return without maximum load should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:


P(1 +T)n = ERV


where P = a hypothetical initial payment of $1,000 (less the maximum sales charge imposed during the period); T = average annual total return; n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable).
         Returns for the periods indicated are as follows:


Periods Ended
December 31, 1997        with Max Load     w/o Max Load

One Year                 2.87%             6.90%
Five Years               5.66%             6.47%
From Inception           6.59%             7.19%
(April 1, 1991)

         The Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance. "Yield" quotations for each class refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Portfolio's yield is computed according to the following formula:

Yield = 2[(a-b/cd) +1)6 - 1]


where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Portfolio's yield for the month ended December 31, 1997 was 4.32%.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed per class by taking the portion of the yield exempt from federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from federal income taxes. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rates, which will be stated in the advertisement.
         For the thirty-day period ended December 31, 1997, the Portfolio yield was 4.32% and its federal tax equivalent yield was 6.75% for an investor in the 36% federal income tax bracket, and 7.15% for an investor in the 39.6% federal income tax bracket.


ADVERTISING


         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, November 30, 1997). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.


TRUSTEES AND OFFICERS


         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund and Calvert World Values Fund. DOB: 05/09/48. Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc. DOB: 10/29/35. Address: 308 East Broad Street, Westfield, New Jersey 07091.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania. DOB: 07/23/49. Address: 16 Iliahi Street, Honolulu, Hawaii, 96817.
*CHARLES E. DIEHL, Trustee. Mr. Diehl is Vice President and Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 10/13/22. Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. DOD:
05/23/48. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.
         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. DOB: 12/08/32. Address: 3005 Franklin Road North, Arlington, Virginia 22201.
         JOHN G. GUFFEY, JR., Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital
Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. DOB: 05/15/48. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815. *BARBARA J. KRUMSIEK, President and Trustee. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group, Ms. Krumsiek served as Senior Vice President of Alliance Capital LP's Mutual Fund Division. DOB: 08/09/52.
         M. CHARITO KRUVANT, Trustee. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank.
DOB: 12/08/45. Address: 5301 Wisconsin Avenue, N.W., Washington, D.C. 20015.
         ARTHUR J. PUGH, Trustee. Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank. DOB:
09/24/37. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
         *DAVID R. ROCHAT, Senior Vice President and Trustee. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. DOB: 10/07/37. Address: Box 93, Chelsea, Vermont 05038.
         *D. WAYNE SILBY, Esq., Trustee. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of GroupServe, an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 07/20/48. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund. DOB: 1/13/50.
         RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
DOB: 07/24/47.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life
Insurance Company. DOB: 08/12/47.
         DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc. DOB: 09/09/50.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 01/29/59.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 10/21/56.
         LISA CROSSLEY NEWTON, Esq., Assistant Secretary and Compliance Officer. Ms. Newton is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 12/31/61.
         IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. Prior to working at Calvert Group, Ms. Duke was an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath. DOB: 09/07/68.

The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey and Silby and Ms. Krumsiek are among the trustees, Calvert Variable Series, Inc., of which only Messrs. Blatz, Diehl and Pugh and Ms. Krumsiek are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey and Silby and Ms. Krumsiek are among the directors, and Calvert New World Fund, Inc., of which only Ms. Krumsiek and Mr. Martini are among the directors.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby and Ms. Krumsiek.
         During fiscal 1997, trustees of the Fund not affiliated with the Fund's Advisor were paid $6,803 by the Portfolio. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1500 for each regular Board or Committee meeting attended; such fees are allocated among the respective Funds on the basis of net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.


Trustee Compensation Table



 Fiscal Year 1997   Aggregate Compensation Pension or           Total
(unaudited Numbers) from Registant         Retirement Benefits  Compensation
                    for Service as Trustee Accrued as part of   from Registrant
                                           Registrant Expenses* and Fund
                                                                Complex paid to
                                                                Trustee **
Name of Trustee


Richard L. Baird, Jr.     $24,466                  $0           $34,450
Frank H. Blatz, Jr.       $31,031                  $31,031       $46,000
Frederick T. Borts        $23,515                  $0            $32,500
Charles E. Diehl          $29,959                  $29,959       $44,500
Douglas E. Feldman        $23,462                  $0            $38,500
John G. Guffey, Jr.       $30,451                  $0            $61,615
M. Charito Kruvant        $26,145                  $0            $36,250
Arthur J. Pugh            $32,589                  $1,038        $48,250
D. Wayne Silby            $25,072                  $0            $62,830

*Messrs. Blatz, Diehl, Gavian and Pugh have chosen to defer a portion of their compensation. As of December 31, 1997, total deferred compensation, including dividends and capital appreciation, was $555,901.79, $545,259.10, $137,436.70 and $187,735.55, for each trustee, respectively.
**As of December 31, 1997. The Fund Complex consists of nine (9) registered investment companies.

INVESTMENT ADVISOR


         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C.
         The Advisory Contract between the Fund and the Advisor will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives from the Portfolio an annual fee of 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
         The advisory fee is payable monthly. The Advisor reserves the right
(i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
         The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are principals of the Advisor, and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing; dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The gross advisory fees paid to the Advisor under the advisory contract for the 1995, 1996, and 1997 fiscal years were $374,867, $340,885, and $296,024, respectively.
         The Advisor may voluntarily reimburse the Portfolio for expenses. For the 1995, 1996, and 1997 fiscal years, the reimbursement was $4,473, $18,498, and $0, respectively.


ADMINISTRATIVE SERVICES


         Calvert Administrative Services Company ("CASC"), a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the daily determination of net investment income and net asset value per share. Prior to August 1, 1997, CASC received a fee of $200,000 per year for providing such services, allocated among Portfolios based on assets. Effective August 1, 1997, the fee structure changed. Exclusive of the CTFR Money Market Portfolio, the Fund pays an annual fee of $80,000, allocated between the remaining Portfolios based on assets. The service fees paid by the Portfolio to CASC for fiscal years 1995, 1996, and 1997 were $4,647, $4,156, and $4,004, respectively.


TRANSFER AND SHAREHOLDER SERVICING AGENTS


         National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts. Calvert Shareholder Services, Inc. was the sole transfer agent prior to January 1, 1998.
         For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and shareholder transactions.


INDEPENDENT ACCOUNTANTS AND CUSTODIANS


         Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent accountants of the Fund for fiscal year 1998. State Bank and Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, acts as custodian of the Portfolio's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. Neither custodian has any part in deciding the Portfolio's investment policies or the choice of securities that are to be purchased or sold by the Portfolio.


METHOD OF DISTRIBUTION


     The Portfolio has entered into a principal underwriting agreement with Calvert Distributors, Inc. ("CDI"). CDI serves as distributor and principal underwriter for the Portfolio. CDI bears all its expenses of providing services pursuant to the agreement, including payment of any commissions and service fees. CDI also receives all sales charges imposed on Portfolio shares and compensates broker-dealer firms for sales of shares at a maximum commission rate of 3.0%, as specified in the table of applicable sales charges (see "Alternative Sales Options" in the Prospectus). For the fiscal years ended December 31, 1995, 1996, and 1997, CDI received sales charges in excess of the dealer reallowance of $16,150, $28,339, and $25,821, respectively. For Class B and Class C shares, CDI receives any CDSC paid. The Portfolio's Distribution Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the Portfolio and its shareholders. The Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans or by vote of a majority of the outstanding shares of the Portfolio. Any change in the Plans that would materially increase the distribution cost to the Portfolio requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect indefinitely, if not sooner terminated in accordance with its terms. Thereafter, the Plans will continue in effect for successive one year periods provided that such continuance is annually approved by (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees. Apart from the Plan, the Advisor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolio. The Portfolio paid no expenses pursuant to the Plan during fiscal 1995, 1996, and 1997. Certain broker-dealers, and/or other persons may receive compensation from the investment advisor, underwriter, or their affiliates for the sale and distribution of the securities or for services to the Fund. Such compensation may include additional compensation based on assets held through that firm beyond the regularly scheduled rates, and finder's fees payments to firms whose representatives are responsible for soliciting a new account where the accountholder does not choose to purchase through that firm.


PORTFOLIO TRANSACTIONS


         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         For the 1996 and 1997 fiscal years, the portfolio turnover rates were 24% and 14%, respectively. Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Advisor reserves the right to place orders for the purchase or sale of portfolio securities with broker-dealers who have sold shares of the Fund or who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. During the 1995, 1996, and 1997 fiscal years, no brokerage commissions were paid by the Portfolio to broker-dealers. No brokerage commissions were paid to any officer, trustee or Advisory Council member of the Fund or any of their affiliates.


GENERAL INFORMATION


         The Portfolio is a series of Calvert Tax-Free Reserves (the "Fund") which was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Money Market Portfolio, Limited-Term Portfolio, Long-Term Portfolio, and the California Money Market Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         General costs, expenses, and liabilities of the Fund attributable to a particular Portfolio are borne by that Portfolio; costs, expenses, and liabilities not attributable to a particular Portfolio are allocated between the Fund's Portfolios on the basis of the respective net assets of each Portfolio.
         The Portfolio will send its shareholders unaudited semi-annual and audited annual reports that will include the Portfolio's net asset value per share, portfolio securities, income and expenses and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.


FINANCIAL STATEMENTS


         The audited financial statements in the Portfolio's Annual Report to Shareholders dated December 31, 1997, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Fund.


APPENDIX

Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Tax-exempt private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:_____________________     (Fund
or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                              Name of Investor(s)


By
Authorized Signer                   Address



Date                                Signature of Investor(s)



Date                                Signature of Investor(s)

STATEMENT OF ADDITIONAL INFORMATION-April 30, 1998

                       CALVERT TAX-FREE RESERVES
                          LONG-TERM PORTFOLIO
           4550 Montgomery Avenue, Bethesda, Maryland 20814

   New Account    (800) 368-2748     Shareholder(800) 368-2745
    Information:  (301) 951-4820     Services:  (301) 951-4810

   Broker         (800) 368-2746    TDD for the Hearing-
   Services:      (301) 951-4850    Impaired:   (800) 541-1524


         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Portfolio's Prospectus dated April 30, 1998, which may be obtained free of charge by writing the Portfolio at the above address or calling the Portfolio at the telephone numbers listed above.


                         INVESTMENT OBJECTIVE

         The Long-Term Tax-Free Portfolio (the "Portfolio") is a series of Calvert Tax-Free Reserves (the "Fund"). The Portfolio is designed to provide individual and institutional investors in higher tax brackets with the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio. There is, of course, no assurance that the Portfolio will be successful in meeting its investment objective  because  there are  inherent  risks in the  ownership of any investment.
         Dividends paid by the Portfolio will fluctuate with income earned on investments and will vary by class of shares. In addition, the value of each class of the Portfolio's shares will fluctuate to reflect changes in the market value of the Portfolio's investments. The Portfolio will attempt, through careful management and diversification, to reduce these risks and enhance the opportunities for higher income and greater price stability.

                          INVESTMENT POLICIES

         The Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.
         The credit rating of the Portfolio's assets as of its most recent fiscal year-end appears in the Annual Report to Shareholders, incorporated by reference herein.

Variable Rate Demand Notes
         The Board of Trustees has approved investments in floating and variable rate demand notes upon the following conditions: the Portfolio has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Portfolio has the right to dispose of the notes at a price which approximates par and market value.

Municipal Leases
         The Portfolio may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security;
(5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security; and (D) the Advisor should have reasonable expectations that the municipal lease obligation will maintain its liquidity throughout the time the instrument is held by the Portfolio.

Obligations with Puts Attached
         The  Portfolio  has  authority  to  purchase  securities  at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." The Portfolio may not acquire obligations subject to puts if immediately thereafter with respect to 75% of the total amortized cost value of its short-term assets, the Portfolio would have more than 5% of such assets invested in securities underlying puts from the same institution. The Portfolio may, however, invest up to 10% of its short-term assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities.

Temporary Investments
         Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.
         The Portfolio intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Portfolio may also hold cash which is not earning income. It is a fundamental policy of the Portfolio that during normal market conditions the Portfolio's assets be invested so that at least 80% of the Portfolio's annual income will be tax-exempt. While the Portfolio has the authority to invest in short-term taxable obligations, the Portfolio has not done so since its inception and, barring unusual market conditions, does not expect in the future to invest in taxable obligations.

When-Issued Purchases
         Securities purchased on a when-issued basis and the securities held in the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary. No new when-issued commitments will be made by the Portfolio if more than 50% of the Portfolio's net assets would become so committed.
         When the time comes to pay for when-issued securities, the Portfolio will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax.

Transactions in Futures Contracts
         The Portfolio may engage in the purchase and sale of futures contracts on an index of municipal bonds or on U.S. Treasury securities, or options on such futures contracts, for hedging purposes only. The Portfolio may sell such futures contracts in anticipation of a decline in the cost of municipal bonds it holds or may purchase such futures contracts in anticipation of an increase in the value of municipal bonds the Portfolio intends to acquire. The Portfolio also is authorized to purchase and sell other financial futures contracts which in the opinion of the Investment Advisor provide  an  appropriate  hedge  for  some  or all  of the  Portfolio's securities.
         Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolio will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolio or decreases in the price of securities the Portfolio intends to acquire.
         Municipal bond index futures contracts commenced trading in June 1985, and it is possible that trading in such futures contracts will be less liquid than that in other futures contracts. The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.
         The liquidity of a secondary market in futures contracts may be further adversely affected by "daily price fluctuation limits" established by contract markets, which limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices of existing contracts have in the past moved the daily limit on a number of consecutive trading days. The Portfolio will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.
         The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Advisor to correctly forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Portfolio within a given time frame. To the extent these prices remain stable during the period in which a futures or option contract is held by the Portfolio, or move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of the Portfolio's securities. As a result, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

Description of Financial Futures Contracts
         Futures Contracts. A futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement, at a specified future time for a specified price. Although the terms of a contract call for actual delivery or acceptance of securities, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery or acceptance taking place. The Portfolio intends to close out its futures contracts prior to the delivery date of such contracts.
         The Portfolio may sell futures contracts in anticipation of a decline in the value of its investments in municipal bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio's average yields as a result of the shortening of maturities.
         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Portfolio's futures commission merchant and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.
         The sale of financial futures contracts provides an alternative means of hedging the Portfolio against declines in the value of its investments in municipal bonds. As such values decline, the value of the Portfolio's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's fixed income investments which are being hedged. While the Portfolio will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolio to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturing of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolio. Employing futures as a hedge may also permit the Portfolio to assume a hedging posture without reducing the yield on its investments, beyond any amounts required to engage in futures trading.
         The Portfolio may engage in the purchase and sale of futures contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.
         The municipal bond index underlying the futures contracts traded by the Portfolio is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by Standard & Poor's or A or higher by Moody's Investors Service and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the index, as evaluated by four dealer-to-dealers brokers.
         The Portfolio may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract therefore generally fluctuates with movements in interest rates.
         The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.
         The Portfolio may also purchase financial futures contracts when it is not fully invested in municipal bonds in anticipation of an increase in the cost of securities the Portfolio intends to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities.
Nevertheless, all purchases of futures contracts by the Portfolio will be subject to certain restrictions, described below.
         Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (that is, purchase the futures contract), in the case of a "call" option, or a short position (sell the futures contract), in the case of a "put" option, for a fixed price up to a stated expiration date. The option is purchased for a non-refundable fee, known as the "premium." Upon exercise of the option, the contract market clearing house assigns each party to the option an opposite position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or "writer," of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.
         The Portfolio may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, the Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the costs of securities to be acquired, the Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolio generally will sell options on futures contracts only to close out an existing position.
         The Portfolio will not engage in transactions in such instruments unless and until the Investment Advisor determines that market conditions and the circumstances of the Portfolio warrant such trading. To the extent the Portfolio engages in the purchase and sale of futures contracts or options thereon, it will do so only at a level which is reflective of the Investment Advisor's view of the hedging needs of the Portfolio, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolio.
         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolio being deemed to be a "commodity pool," as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that all futures and option positions entered into by the Portfolio qualify as bona fide hedge transactions, as defined under CFTC regulations, or, in the case of long positions, that the value of such positions not exceed an amount of segregated funds determined by reference to certain cash and securities positions maintained by the Portfolio and accrued profits on such positions. In addition, the
Portfolio may not purchase or sell any such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of its net assets.
         When the Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account with the Portfolio's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.
         Risk  Factors  in  Transactions  in  Futures  Contracts.   The
particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Portfolio. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolio. As a result, the Portfolio's ability effectively to hedge all or a portion of the value of its municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts trade, correlate with price movements of the municipal bonds held by the Portfolio.
         For example, where prices of securities in the Portfolio do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolio's investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolio's investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and municipal bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Advisor determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of municipal bonds held by the Portfolio may be greater.
         The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.
         Prior to exercise or expiration, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Portfolio will enter into a futures or option position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close out a position once it has been established. Under such circumstances, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situation, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.
         When  the   Portfolio   purchases   an  option  on  a  futures
contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, the Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid secondary market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.
         "Trading Limits" or "Position Limits" may also be imposed on the maximum number of contracts which any person may hold at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Advisor does not believe that trading limits will have any adverse impact on the strategies for hedging the Portfolio's investments.
         Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
         In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging and the potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame.

                        INVESTMENT RESTRICTIONS
         The foregoing investment objective and policies and the following investment restrictions and fundamental policies may not be
changed   without   the  consent  of  the  holders  of  a  majority  of
outstanding shares of the Portfolio. A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Portfolio may not:
         (1)      Purchase  common stocks,  preferred  stocks,
         warrants or other equity securities;
         (2)      Issue senior  securities,  borrow money,  or
         pledge,  mortgage,  or hypothecate its assets, except
         as may be necessary to secure  borrowings  from banks
         for   temporary   or   emergency   (not   leveraging)
         purposes  and then in an amount not greater  than 10%
         of the value of the  Portfolio's  total assets at the
         time of the  borrowing.  Investment  securities  will
         not   be   purchased   while   any   borrowings   are
         outstanding;
         (3)      Sell securities short,  purchase  securities
         on margin,  or write put or call  options,  except as
         permitted  in   connection   with   transactions   in
         futures   contracts   and   options   thereon.    See
         "Transactions  in Futures  Contracts."  The Portfolio
         reserves the right to purchase securities with puts attached. See "Obligations with Puts Attached";
         (4)      Underwrite    the    securities   of   other
         issuers,  except to the extent  that the  purchase of
         municipal   obligations   in   accordance   with  the
         Portfolio's   investment   objective   and  policies,
         either   directly   from  the  issuer,   or  from  an
         underwriter   for  an   issuer,   may  be  deemed  an
         underwriting;
         (5)      Purchase  securities  which are  subject  to
         legal or contractual  restrictions  on resale,  i.e.,
         restricted  securities,  or  other  securities  which
         are  not   readily   marketable   assets,   including
         repurchase  agreements  not  terminable  within seven
         days,  with  respect to no more than 10% of its total
         assets;
         (6)      Purchase  or sell real  estate,  real estate
         investment   trust    securities,    commodities   or
         commodity  contracts,  or oil and gas interests,  but
         this shall not prevent the Portfolio  from  investing
         in  municipal  obligations  secured by real estate or
         interests therein;
         (7)      Purchase or retain  securities  of an issuer
         if  those  Trustees  of  Calvert  Tax-Free  Reserves,
         each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;
         (8 )     Make loans to others,  except in  accordance
         with  the   Portfolio's   investment   objective  and
         policies or pursuant to contracts providing for the compensation of service providers by compensating balances;
         (9)      Invest  in  companies  for  the  purpose  of
         exercising   control;  or  invest  in  securities  of
         other  investment  companies,  except  as they may be
         acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees;
         (10) Invest more than 25% of its assets in the securities of any one issuer or of issuers located within  the same  state,  except  that the  Portfolio
         may   invest   more   than  25%  of  its   assets  in
         obligations   issued  or   guaranteed   by  the  U.S.
         Government,  its agencies or  instrumentalities.  For
         purposes  of this  limitation,  the entity  which has
         the  ultimate   responsibility  for  the  payment  of
         principal  and  interest  on  a  particular  security
         will be treated as its issuer;
         (11) Invest more than 25% of its assets in any particular industry or industries, except that the Portfolio may invest more than 25% of its assets in
         obligations   issued  or   guaranteed   by  the  U.S.
         Government,   its   agencies  or   instrumentalities.
         Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";
         (12) Invest more than 5% of the value of its total assets in securities where the payment of principal and interest is the responsibility of a company or companies with less than three years' operating history.


                  PURCHASES AND REDEMPTIONS OF SHARES
         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares.
         Amounts redeemed by check redemption may be mailed to the investor. Amounts of more than $50 and less than $300,000 may be transferred electronically to the investor. Amounts of $1,000 or more will be transmitted by wire, to the investor's account at a domestic commercial bank that is a member of the Federal Reserve System or to a correspondent bank. A charge of $5 is imposed on wire transfers of less than $1,000. If the investor's bank is not a Federal Reserve System member, failure of immediate notification to that bank by the correspondent bank could result in a delay in crediting the funds to the investor's bank account.
         Telephone redemption requests which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored. The Fund reserves the right to modify the telephone redemption privilege.
         To   change    redemption    instructions    already    given,
shareholders must send a written notice to Calvert Group, c/o NFDS, 6th Floor, 1004 Baltimore, Kansas City, MO, 64105, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or certain credit unions. Further documentation may be required from corporations, fiduciaries, and institutional investors.
         The  right  of  redemption  may be  suspended  or the  date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.
         Redemption proceeds are normally paid in cash. However, the Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less.


                         REDUCED SALES CHARGES

         The Portfolio imposes reduced sales charges for shares in certain situations in which the Principal Underwriter and the dealers selling Portfolio shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Fund shareholders, enabling the Fund to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. See "Exhibit A - Reduced Sales Charges" in the Prospectus.

                      DIVIDENDS AND DISTRIBUTIONS

         The Portfolio declares and pays monthly dividends of its net income to shareholders of record as of the close of business on each designated monthly record date. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Dividends and distributions paid may differ among the classes.
         Dividends are automatically reinvested at net asset value in additional shares. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares, unless you choose otherwise. You may elect to have their dividends and distributions paid out monthly in cash. You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Group Fund, to be invested in that Fund or Portfolio without a sales charge. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.


                              TAX MATTERS
         In 1997, the Portfolio did qualify and in 1998, the Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended (the "Code"). By so qualifying, the Portfolio will not be subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986 (the "Act"), to the extent that it distributes its net investment income and realized capital gains.
         The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; however, under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. The Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Portfolio. The Portfolio will notify shareholders annually about the federal tax status of dividends and distributions paid by the Portfolio and the amount of dividends withheld, if any, during the previous year.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Portfolio. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         Investors should note that the Code may require investors to exclude the initial sales charge, if any, paid on the purchase of Portfolio shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Portfolio causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.
         The Portfolio is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Portfolio if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition the Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Portfolio for further information.




                          VALUATION OF SHARES


         The Portfolio's assets are normally valued utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Portfolio's Advisor under the supervision of the Board of Trustees. The Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolio does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
         Valuations, market quotations and market equivalents are provided the Portfolio by Kenny S&P Evaluation Services, a subsidiary of McGraw-Hill. The use of Kenny as a pricing service by the Portfolio has been approved by the Board of Trustees. Valuations provided by Kenny are determined without exclusive reliance on quoted prices and take into consideration appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Net Asset Value and Offering Price Per Share
         Net asset value per share
         ($50,965,605/2,950,226 shares)                       $17.28
         Maximum sales charge
         (3.75% of offering price)                              0.67
         Offering price per share                             $17.95


                 CALCULATION OF YIELD AND TOTAL RETURN
         From time to time, the Portfolio advertises its "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period and the period from inception of the Portfolio's offering of shares. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load," which do not deduct the sales charge, and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" as referred to herein. Return without maximum load should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

                            P(1 +T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable).
         Returns for the periods indicated are as follows:

                  With Max. Load        W/O Max. Load


One Year          4.38%                 8.35%
Five Years        6.11%                 6.93%
Ten Years         7.46%                 7.87%


         The Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance. "Yield" quotations for each class refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Portfolio's yield is computed according to the following formula:

                      Yield = 2[(a-b/cd)+1)6 - 1]


where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed per class by taking the portion of the class' yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the thirty-day period ended December 31, 1997, the Portfolio yield for shares was 4.17% and its federal tax equivalent yield was 6.51% for an investor in the 36% federal income tax bracket, and 6.90% for an investor in the 39.6% federal income tax bracket.


                                  ADVERTISING


  The Fund or its  affiliates may provide  information  such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as
Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker
Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, November 30, 1997). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.


                         TRUSTEES AND OFFICERS


         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund and Calvert World Values Fund. DOB: 05/09/48. Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc. DOB: 10/29/35.
Address: 308 East Broad Street, Westfield, New Jersey 07091.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a
radiologist with Kaiser Permanente. Prior to that, he was a
radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania.
DOB: 07/23/49. Address: 16 Iliahi Street, Honolulu, Hawaii, 96817.
         *CHARLES E. DIEHL, Trustee. Mr. Diehl is Vice President and Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. DOB:
10/13/22. Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. DOD: 05/23/48. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.
         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. DOB: 12/08/32.
Address: 3005 Franklin Road North, Arlington, Virginia 22201.
         JOHN G. GUFFEY, JR., Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the
Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. DOB: 05/15/48. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.
         *BARBARA J. KRUMSIEK, President and Trustee. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group, Ms. Krumsiek served as Senior Vice President of Alliance Capital LP's Mutual Fund Division. DOB: 08/09/52.
         M. CHARITO KRUVANT, Trustee. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank. DOB: 12/08/45. Address: 5301 Wisconsin Avenue, N.W., Washington, D.C. 20015.
         ARTHUR J. PUGH, Trustee. Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank. DOB: 09/24/37. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
         *DAVID R.  ROCHAT,  Senior Vice  President  and  Trustee.  Mr.
Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. DOB:
10/07/37. Address: Box 93, Chelsea, Vermont 05038.
         *D. WAYNE SILBY, Esq., Trustee. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of GroupServe, an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture
Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 07/20/48. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund. DOB: 1/13/50.
         RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc. DOB: 07/24/47.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company.
DOB: 08/12/47.
         DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc. DOB: 09/09/50.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 01/29/59.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert
Group of Funds. DOB: 10/21/56.
         LISA CROSSLEY NEWTON, Esq., Assistant Secretary and
Compliance Officer. Ms. Newton is Associate General Counsel of
Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
12/31/61.
         IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. Prior to working at Calvert Group, Ms. Duke was an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath. DOB: 09/07/68.
         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey and Silby are among the Trustees, Calvert Variable Series, Inc., of which only Messrs. Blatz, Diehl and Pugh are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey and Silby are among the directors, and Calvert New World Fund, Inc., of which only Mr. Martini is among the directors. The address of directors/trustees and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Directors/trustees and officers of the Fund as a group own less than 1% of each Fund's outstanding shares.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby.
         During fiscal 1996, trustees of the Fund not affiliated with the Fund's Advisor were paid $5,402. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1500 for each regular Board or Committee meeting attended; such fees are allocated among the respective Funds on the basis of net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.


                      Trustee Compensation Table


  Fiscal Year 1997  Aggregate Compensation  Pension or           Total
(unaudited Numbers) from Registant          Retirement Benefits  Compensation
                    for Service as Trustee  Accrued as part of   from Registrant
                                            Registrant Expenses* and Fund
                                                                 Complex paid to
                                                                 Trustee **
Name of Trustee
 Richard L. Baird, Jr.   $24,466             $0                   $34,450
Frank H. Blatz, Jr.      $31,031             $31,031              $46,000
Frederick T. Borts       $23,515             $0                   $32,500
Charles E. Diehl         $29,959             $29,959              $44,500
Douglas E. Feldman       $23,462             $0                   $32,500
Peter W. Gavian          $27,736             $12,668              $38,500
John G. Guffey, Jr.      $30,451             $0                   $61,615
M. Charito Kruvant       $26,145             $0                   $36,250
Arthur J. Pugh           $32,589             $1,038               $48,250
D. Wayne Silby           $25,072             $0                   $62,830


 *Messrs. Blatz, Diehl, Gavian and Pugh have chosen to defer a portion of their compensation. As of December 31, 1997, total deferred compensation, including dividends and capital appreciation, was $555,901.79, $545,259.10, $137,436.70 and
$187,735.55, for each trustee, respectively.
**As of December 31, 1997. The Fund Complex consists of nine
(9) registered investment companies.


                      INVESTMENT ADVISOR
         The  Fund's  Investment   Advisor  is  Calvert  Asset
Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C.
         The Advisory Contract between the Fund and the Advisor will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives from the Portfolio an annual fee of 0.60% of the first $500 million of the
Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
         The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and
(ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
         The  Advisor   provides  the  Fund  with   investment
advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are principals of the Advisor, and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing; dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
         The Advisor may voluntarily reimburse the Portfolio for expenses. The advisory fees paid by the Portfolio to Calvert Asset Management Company for fiscal years 1995, 1996, and 1997 were $320,128, $322,713, and $307,550, respectively.


                   ADMINISTRATIVE SERVICES


         Calvert Administrative Services Company ("CASC"), a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the  daily  determination  of net  investment  income  and net
asset  value  per  share.   Prior  to  August  1,  1997,  CASC
received a fee of $200,000 per year for providing such services, allocated among Portfolios based on assets. Effective August 1, 1997, the fee structure changed. Exclusive of the CTFR Money Market Portfolio, the Fund pays an annual fee of $80,000, allocated between the remaining Portfolios based on assets. The service fees paid by the Portfolio to CASC for fiscal years 1995, 1996, and 1997 were $3,955, $3,934, and $4,158, respectively.


          TRANSFER AND SHAREHOLDER SERVICING AGENTS


         National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts. Calvert Shareholder Services, Inc. was the sole transfer agent prior to January 1, 1998.
         For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and transactions.


            INDEPENDENT ACCOUNTANTS AND CUSTODIANS


          Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent accountants for fiscal year 1998. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, currently serves as custodian of the Portfolio's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Portfolio's cash assets. Neither custodian has any part in deciding the Portfolio's investment policies or the choice of securities that are to be purchased or sold for the Portfolio.


                    METHOD OF DISTRIBUTION


         The Portfolio has entered into a principal underwriting agreement with Calvert Distributors, Inc. ("CDI"). Pursuant to the agreement, CDI serves as distributor and principal underwriter for the Portfolio. CDI bears all its expenses of providing services pursuant to the agreement, including payment of any commissions and service fees. CDI also receives all sales charges imposed on Portfolio shares and compensates broker-dealer firms for sales of shares at a maximum commission rate of 3.0%, as specified in the table of applicable sales charges (see "Alternative Sales Options" in the Prospectus). For the fiscal years ended December 31, 1995 and 1996, CDI received no distribution service fees under the Distribution Plan for Class A shares, and received sales charges in excess of the dealer reallowance of $21,611 and $12,538, respectively. For the 1997 fiscal year, CDI received distribution service fees of $46,132 for Class A shares, and received sales charges in excess of the dealer reallowance of $11,019.
         The  Portfolio's  Distribution  Plan was  approved by
the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders.
         The Plan may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding shares of the Portfolio. Any change in the Plan that would materially increase the distribution cost to the Portfolio requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees as described above.
         The Plan will continue in effect indefinitely, if not sooner terminated in accordance with its terms. Thereafter, the Plan will continue in effect for successive one year periods provided that such continuance is annually approved by (i) the vote of a majority of the Trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Trustees.
         Apart from the Plan, the Advisor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolio. The Portfolio paid no additional distribution expenses during fiscal 1995, 1996, and 1997.
         Certain broker-dealers, and/or other persons may receive compensation from the investment advisor, underwriter, or their affiliates for the sale and distribution of the securities or for services to the Fund. Such compensation may include additional compensation based on assets held through that firm beyond the regularly scheduled rates, and finder's fees payments to firms whose representatives are responsible for soliciting a new account where the accountholder does not choose to purchase through that firm.


                    PORTFOLIO TRANSACTIONS


         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover was 41% and 41%, respectively. Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Advisor reserves the right to place orders for the purchase or sale of portfolio securities with broker-dealers who have sold shares of the Fund or who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. During the fiscal years ended December 31, 1995, 1996, and 1997, no brokerage commissions were paid by the Portfolio to broker-dealers. No brokerage commissions were paid to any officer or trustee of the Fund or any of their affiliates.


                     GENERAL INFORMATION


         The Portfolio is a series of Calvert Tax-Free Reserves, which was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Money Market Portfolio, Limited-Term Portfolio, California Money Market Portfolio, and the Vermont Municipal Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
        General costs, expenses, and liabilities of the Fund attributable to a particular Portfolio are borne by that Portfolio; costs, expenses, and liabilities not attributable to a particular Portfolio are allocated between the Fund's Portfolios on the basis of the respective net assets of each Portfolio.
         The Portfolio will send its shareholders unaudited semi-annual and audited annual reports that will include the Portfolio's net asset value per share, portfolio securities, income and expenses and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.


                     FINANCIAL STATEMENTS


         The audited financial statements in the Portfolio's Annual Report to Shareholders dated December 31, 1997, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Fund.


 Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Tax-exempt private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

                      LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account
Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares
of:_____________________
(Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __
$1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                                   Name of Investor(s)


By
Authorized Signer                        Address



Date                                     Signature of Investor(s)

Calvert Tax-Free Reserves
Money Market Portfolio
Limited-Term Portfolio

Statement of Additional Information

April 30, 1998



INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICE                       TRANSFER AGENT
Calvert Shareholder Services, Inc.        National Financial Data
Services, Inc.
4550 Montgomery Avenue                    1004 Baltimore
Suite 1000N                               6th Floor
Bethesda, Maryland 20814                  Kansas City, Missouri 64105

PRINCIPAL UNDERWRITER                     INDEPENDENT ACCOUNTANTS
Calvert Distributors, Inc.                Coopers & Lybrand, L.L.P.
4550 Montgomery Avenue                    250 West Pratt Street
Suite 1000N                               Baltimore, Maryland 21201
Bethesda, Maryland 20814




TABLE OF CONTENTS

Investment Objective                                        1
Investment Policies                                         1
Investment Restrictions                                     2
Purchases and Redemptions of Shares                         3
Reduced Sales Charges                                       4
Dividends and Distributions                                 4
Tax Matters                                                 4
Valuation of Shares                                         5
Calculation of Yield and Total Return                       6
Advertising                                                 7
Trustees and Officers                                       8
Investment Advisor                                          10
Administrative Services                                     10
Transfer and Shareholder Servicing Agents                   11
Independent Accountants and Custodians                      11
Method of Distribution                                      11
Portfolio Transactions                                      11
General Information                                         12
Control Persons and Principal Holders of Securities         12
Financial Statements                                        12
Appendix                                                    13

STATEMENT OF ADDITIONAL INFORMATION-April 30, 1998

CALVERT TAX-FREE RESERVES
Money Market Portfolio
Limited-Term Portfolio
4550 Montgomery Avenue, Bethesda, Maryland 20814

New Account    (800) 368-2748        Shareholder
Information:   (301) 951-4820        Services:   (800) 368-2745
Broker         (800) 368-2746        TDD for the Hearing-
Services:      (301) 951-4850        Impaired:   (800) 541-1524


         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Calvert Tax-Free Reserves Prospectus, dated April 30, 1998, which may be obtained free of charge by writing the Fund at the above address or calling the telephone numbers listed above.


INVESTMENT OBJECTIVE

         The Money Market and Limited-Term Portfolios (the "Portfolios") are series of Calvert Tax-Free Reserves (the "Fund"), and are designed to provide individual and institutional investors in higher tax brackets with the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics prescribed for each Portfolio. The Money Market Portfolio further seeks to maintain a constant net asset value of $1.00 per share. There is, of course, no assurance that the Portfolios will be successful in meeting their investment objectives or maintaining the Money Market Portfolio's net asset value constant at $1.00 per share because there are inherent risks in the ownership of any investment.
         Dividends paid by the Portfolios will fluctuate with income earned on investments. In addition, the dividends and distributions paid and the value of each share will vary by class of shares; the value of the Limited-Term Portfolio's shares will fluctuate to reflect changes in the market value of the Portfolio's investments. The Portfolios will attempt, through careful management and diversification, to reduce these risks and enhance the opportunities for higher income and greater price stability.

INVESTMENT POLICIES

         The Money Market Portfolio and Limited-Term Portfolio each invest primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. The Portfolios differ in their anticipated income yields, quality, length of average weighted maturity, and capital value volatility. A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.
         The credit rating of each Portfolio's assets as of its most recent fiscal year-end appears in the Annual Report to Shareholders, incorporated by reference herein.

Variable Rate Demand Notes
         The Board of Trustees has approved investments in floating and variable rate demand notes upon the following conditions: the Fund has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Fund has the right to dispose of the notes at a price which approximates par and market value.

Municipal Leases
         The Portfolio may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security;
(5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security; and (D) the Advisor should have reasonable expectations that the municipal lease obligation will maintain its liquidity throughout the time the instrument is held by the Portfolio.

Obligations with Puts Attached
         The Fund has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." A Portfolio may not acquire obligations subject to puts if immediately thereafter, with respect to 75% of the total amortized cost value of its assets, that Portfolio would have more than 5% of its assets invested in securities underlying puts from the same institution. A Portfolio may, however, invest up to 10% of its assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Money Market Portfolio must limit its portfolio investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.

Temporary Investments
         Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.
         The Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Fund may also hold cash which is not earning income. It is a fundamental policy of the Fund that during normal market conditions the Fund's assets be invested so that at least 80% of the Fund's annual income will be tax-exempt.

When-Issued Purchases
         Securities purchased on a when-issued basis and the securities held in the Fund's Portfolios are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets may vary. No new when-issued commitments will be made by a Portfolio if more than 50% of that Portfolio's net assets would become so committed.
         When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax.

INVESTMENT RESTRICTIONS


         The foregoing investment objective and policies and the following investment restrictions and fundamental policies may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, including a majority of the shares of each Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions). A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Neither Portfolio may:
(1) Purchase common stocks, preferred stocks, warrants, or other equity securities;
(2) Issue senior securities, borrow money, or pledge, mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than 10% of the value of the Portfolio's total assets at the time of the borrowing. Investment securities will not be purchased while any borrowings are outstanding;
(3) Sell securities short, purchase securities on margin, or write put or call options. The Fund reserves the right to purchase securities with puts attached. See "Obligations with Puts Attached";
(4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;
(5) Purchase securities which are subject to legal or contractual restrictions on resale, i.e., restricted securities, or other securities which are not readily marketable assets, including repurchase agreements not terminable within seven days, with respect to no more than 10% of its net assets;
(6) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein;
(7) Purchase or retain securities of an issuer if those trustees of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;
(8) Make loans to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;
(9) Invest in companies for the purpose of exercising control; or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees;
(10) Invest more than 25% of its assets in the securities of any one issuer or of issuers located within the same state, except that each Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, the entity which has the ultimate responsibility for the payment of principal and interest on a particular security will be treated as its issuer;
(11) Invest 25% or more of its total assets in any particular industry or industries, except that either Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";
(12) Invest more than 5% of the value of its total assets in securities where the payment of principal and interest is the responsibility of a company or companies with less than three years' operating history.


PURCHASES AND REDEMPTIONS OF SHARES

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares.
         Draft writing is available for the Money Market Portfolio. Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This service will be subject to the customary rules and regulations governing checking accounts, and the Portfolio reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Portfolio reserves the right to charge a service fee for drafts returned for insufficient funds. As a service to shareholders, the Portfolio may automatically transfer the dollar amount necessary to cover drafts you have written on the Portfolio to your account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Portfolio may charge a fee for this service.
         Drafts presented to the Custodian for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days will not be honored.
         When a payable through draft ("check") is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft will be returned.
         To change redemption instructions already given, shareholders must send a written notice to Calvert Group, c/o NFDS, 6th Floor, 1004 Baltimore, Kansas City, MO 64105, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or credit union. Further documentation may be required from corporations, fiduciaries, and institutional investors.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.
Redemption proceeds are normally paid in cash. However, the Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less.

REDUCED SALES CHARGES

         The Limited-Term Portfolio imposes reduced sales charges for shares in certain situations in which the Principal Underwriter (which offers the Portfolio's shares continuously and on a "best efforts" basis) and the dealers selling Limited-Term Portfolio shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Portfolio shareholders, enabling the Portfolio to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. See "Exhibit A - Reduced Sales Charges" in the Limited-Term Prospectus.

DIVIDENDS AND DISTRIBUTIONS

         The Money Market Portfolio declares daily and pays monthly dividends of its daily net income to shareholders of record as of the close of business each business day, thus allowing daily compounding of dividends. The Limited-Term Portfolio declares and pays monthly dividends of its net income to shareholders of record as of the close of business on each designated monthly record date. Dividends and distributions paid by the Limited-Term Portfolio may differ among the classes. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares. Dividends and any distributions are automatically reinvested in additional shares of the Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Group Fund, subject to the applicable sales charge for that Fund or Portfolio. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.
         Purchasers of shares of the Money Market Portfolio will begin receiving dividends upon the date federal funds are received by the Fund. Shareholders redeeming shares by telephone electronic funds transfer or written request will receive dividends through the date that the redemption request is received; Money Market Portfolio shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Portfolio for payment.

TAX MATTERS


         In 1997, the Portfolios did qualify and in 1998, the Portfolios intend to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code as amended (the "Code"). By so qualifying, the Fund will not be subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986 (the "Act"), to the extent that it distributes its net investment income and realized capital gains.
         The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; however under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. Each Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Fund. The Fund will notify shareholders annually about the federal tax status of dividends and distributions paid by the Fund and the amount of dividends withheld, if any, during the previous year.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         Investors should note that the Code may require investors to exclude the initial sales charge, if any, paid on the purchase of Limited-Term Portfolio shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Portfolio causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original sales as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Limited-Term Portfolio if: (a) the shareholder's social security number or other taxpayer identification number
("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition, the Limited-Term Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency, or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.


VALUATION OF SHARES

Money Market Portfolio
         The Money Market Portfolio's assets, including commitments to purchase securities on a when-issued basis, are normally valued at their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.
         Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to value the assets of the Money Market Portfolio at amortized cost if the Money Market Portfolio maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of one year or less. Rule 2a-7 requires, as a condition of its use, that the Money Market Portfolio invest only in obligations determined by the Trustees to be of high quality with minimal credit risks and further requires the Trustees to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share based on amortized cost. If such deviation exceeds 0.50%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based on available market quotations.


Limited-Term Portfolio
         The Limited-Term Portfolio's assets are valued, utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Fund's Advisor under the supervision of the Board of Trustees.
         Valuations, market quotations and market equivalents are provided the Portfolio by Kenny S&P Evaluation Services, a subsidiary of McGraw-Hill. The use of Kenny as a pricing service by the Portfolio has been approved by the Board of Trustees. Valuations provided by Kenny are determined without exclusive reliance on quoted prices and take into consideration appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
         Each Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Net Asset Value and Offering Price Per Share, 12/31/97
Money Market Portfolio
         Class O ($1,405,291,715/1,405,404,125 shares)        $1.00
         Institutional Class ($51,081,396/51,084,219 shares)  $1.00

Limited-Term Portfolio
         Net asset value per share
($490,179,704/45,808,410)                                     $10.70
Maximum sales charge
(1.00% of offering price)                                       0.22
Offering price per share                                      $10.92



CALCULATION OF YIELD AND TOTAL RETURN


Money Market Portfolio
         From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. Yield is calculated separately by class. The "yield" of the Money Market Portfolio refers to the income generated by an investment in the Portfolio over a particular base period of time. The length and closing date of the base period will be stated in the advertisement. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and
(2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period calculated according to the following formula:


Effective yield = (base period return + 1)365/7 - 1

For the seven-day period ended December 31, 1997, the Money Market Portfolio's yield for Class O shares was 3.66% and its effective yield was 3.72%. For the seven-day period ended December 31, 1997, the Money Market Portfolio's yield for the Institutional Class of shares was 3.94% and its effective yield was 4.02%.


         The Money Market Portfolio also may advertise, from time to time, its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the seven-day period ended December 31, 1997, the Money Market Portfolio's Class O tax equivalent yield, for an investor in the 36% federal income tax bracket was 5.82% and, for the 39.6% federal income tax bracket, 6.16%. For the seven-day period ended December 31, 1997, the Money Market Portfolio Institutional Class' tax equivalent yield, for an investor in the 36% federal income tax bracket was 6.28% and, for the 39.6% federal income tax bracket, 6.66%.


Limited-Term Portfolio
         From time to time, the Limited-Term Portfolio advertises its "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period, and period from inception of the Portfolio's offering of shares. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield, plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load" which do not deduct the sales charge and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial payment of $1,000. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" as referred to herein. Return without maximum load should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof, if applicable).
         Returns for the periods indicated are as follows:


                  With Max. Load    W/O Max. Load


One Year          3.01%             4.07%
Five Years        3.73%             3.94%
Ten Years         5.04%             5.15%

         The Limited-Term Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance.
         Unlike the yield quotations for the Money Market Portfolio, "yield" quotations for the Limited-Term Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Limited-Term Portfolio's yield is computed according to the following formula:

Yield = 2[(a-b/cd)+1)6 - 1]


where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Limited-Term Portfolio's yield for the month ended December 31, 1997 was 3.54%.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Limited-Term Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed for each class by taking the portion of the yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the thirty-day period ended December 31, 1997, the Portfolio's tax equivalent yield was 5.53% for an investor in the 36% federal income tax bracket, and 5.86% for an investor in the 39.6% federal income tax bracket.


ADVERTISING


         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, November 30, 1997). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.


TRUSTEES AND OFFICERS


         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund and Calvert World Values Fund. DOB: 05/09/48. Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc. DOB: 10/29/35.
Address: 308 East Broad Street, Westfield, New Jersey 07091.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania.
DOB: 07/23/49. Address: 16 Iliahi Street, Honolulu, Hawaii, 96817. *CHARLES E. DIEHL, Trustee. Mr. Diehl is Vice President and Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 10/13/22.
Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. DOD: 05/23/48. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.
         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. DOB: 12/08/32.
Address: 3005 Franklin Road North, Arlington, Virginia 22201.
         JOHN G. GUFFEY, JR., Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. DOB: 05/15/48. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.
*BARBARA J. KRUMSIEK, President and Trustee. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group, Ms. Krumsiek served as Senior Vice President of Alliance Capital LP's Mutual Fund Division. DOB: 08/09/52.
         M. CHARITO KRUVANT, Trustee. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank. DOB: 12/08/45. Address: 5301 Wisconsin Avenue, N.W., Washington, D.C. 20015.
         ARTHUR J. PUGH, Trustee. Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank. DOB: 09/24/37. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
         *DAVID R. ROCHAT, Senior Vice President and Trustee. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. DOB:
10/07/37. Address: Box 93, Chelsea, Vermont 05038.
         *D. WAYNE SILBY, Esq., Trustee. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of GroupServe, an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 07/20/48. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund, Inc. DOB: 1/13/50.
         RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc. DOB: 07/24/47.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company.
DOB: 08/12/47.
         DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc. DOB: 09/09/50.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 01/29/59.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 10/21/56.
         LISA CROSSLEY NEWTON, Esq., Assistant Secretary and Compliance Officer. Ms. Newton is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
12/31/61.
         IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. Prior to working at Calvert Group, Ms. Duke was an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath. DOB: 09/07/68.

The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey and Silby and Ms. Krumsiek are among the trustees, Calvert Variable Series, Inc., of which only Messrs. Blatz, Diehl and Pugh and Ms. Krumsiek are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey and Silby and Ms. Krumsiek are among the directors, and Calvert New World Fund, Inc., of which only Ms. Krumsiek and Mr. Martini are among the directors.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby and Ms. Krumsiek.
         During 1997, Trustees of the Fund not affiliated with the Fund's Advisor were paid $210,221 and $72,792 by the Money Market and Limited-Term Portfolios, respectively. Trustees of the Fund not affiliated with the Advisor currently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds plus a fee of $750 to $1500 for each Board and Committee meeting attended; such fees are allocated among the Funds on the basis of their net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.



Trustee Compensation Table



 Fiscal Year 1997   Aggregate Compensation Pension or           Total
(unaudited Numbers) from Registant         Retirement Benefits  Compensation
                    for Service as Trustee Accrued as part of   from Registrant
                                           Registrant Expenses* and Fund
                                                                Complex paid to
                                                                Trustee **



Richard L. Baird, Jr.        $24,466              $0            $34,450
Frank H. Blatz, Jr.          $31,031              $31,031       $46,000
Frederick T. Borts           $23,515              $0            $32,500
Charles E. Diehl             $29,959              $29,959       $44,500
Douglas E. Feldman           $23,462              $0            $32,500
Peter W. Gavian              $27,736              $12,668       $38,500
John G. Guffey, Jr.          $30,451              $0            $61,615
M. Charito Kruvant           $26,145              $0            $36,250
Arthur J. Pugh               $32,589              $1,038        $48,250
D. Wayne Silby               $25,072              $0            $62,830

*Messrs. Blatz, Diehl, Gavian and Pugh have chosen to defer a portion of their compensation. As of December 31, 1997, total deferred compensation, including dividends and capital appreciation, was $555,901.79, $545,259.10, $137,436.70 and $187,735.55, for each trustee, respectively.
**As of December 31, 1997. The Fund Complex consists of nine (9) registered investment companies.

INVESTMENT ADVISOR


         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives an annual fee of:
         i) with respect to the Money Market Portfolio, prior to August 1, 1997, the fees were 0.50% of the first $500 million of such Portfolio's average daily net assets, 0.45% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion. Effective August 1, 1997, the fees changed to 0.25% of the first $500 million of such Portfolio's average daily net assets, 0.20% of the next $500 million of such assets, and 0.15% of all such assets over $1 billion; and
         ii) with respect to the Limited-Term Portfolio, 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
         The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
         The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are principals of the Advisor, and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
         The Advisor may voluntarily reimburse the Money Market and Limited-Term Portfolios for expenses. The advisory fees paid by the Money Market Portfolio to Calvert Asset Management Company were $7,481,925, $7,776,716, and $5,409,090, for years 1995, 1996, and
1997, respectively. The advisory fees paid by the Limited-Term Portfolio to Calvert Asset Management Company were $3,149,849, $3,110,764, and $3,164,772, for years 1995, 1996, and 1997, respectively.


ADMINISTRATIVE SERVICES


         Calvert Administrative Services Company ("CASC"), a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the daily determination of net investment income and net asset value per share. Prior to August 1, 1997, CASC received a fee of $200,000 per year for providing such services, allocated among Portfolios based on assets. Effective August 1, 1997, the Money Market Class O and Institutional Class pay annual rates of 0.26% and 0.05%, respectively, based on average daily net assets. Limited-Term and other portfolios of CTFR pay an annual fee of $80,000, allocated among the portfolios based on average daily net assets. The service fees paid by the Money Market Portfolio to Calvert Administrative Services Company were $124,836 and $128,255, for years 1995 and 1996, respectively. The 1997 administrative services fees paid by CTFR Money Market were $1,682,754 and $24,010 for Class O and the Institutional Class, respectively. The service fees paid by the Limited-Term Portfolio to CASC were $39,445, $38,242, and $43,210, for years 1995, 1996, and 1997, respectively.


TRANSFER AND SHAREHOLDER SERVICING AGENTS


         National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts. Calvert Shareholder Services, Inc. was the sole transfer agent prior to January 1, 1998.
         For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and shareholder transactions, per Portfolio.


INDEPENDENT ACCOUNTANTS AND CUSTODIANS


         Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent accountants for fiscal year 1998. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, currently serves as custodian of the Portfolio's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Portfolio's cash assets. Neither custodian has any part in deciding the Portfolio's investment policies or the choice of securities that are to be purchased or sold for the Portfolio.


METHOD OF DISTRIBUTION


         The Portfolios have entered into a principal underwriting agreement with Calvert Distributors Inc. ("CDI"). Pursuant to the agreement, CDI serves as distributor and principal underwriter for the Portfolios. CDI bears all its expenses of providing services pursuant to the agreement, including payment of any commissions and service fees. Prior to the termination of Class C shares for the Limited Term Portfolio, CDI was entitled to receive a service fee and a distribution fee, payable monthly pursuant to the Limited-Term Portfolio's Distribution Plan, of 0.25%, respectively, of the Portfolio's average daily net assets. CDI also receives all sales charges imposed on Limited-Term Portfolio Class A shares and compensates broker-dealer firms for sales of shares at a maximum commission rate of 1.50%, as specified in the table of applicable sales charges (see "Alternative Sales Options" in the Prospectus). For the fiscal years ended December 31, 1995, 1996, and 1997, CDI received sales charges in excess of the dealer reallowance of $10,900, $0, and $0, respectively. CDI paid $48,520 and $101,072 in addition to commissions charged on sales of Limited-Term Portfolio during fiscal years 1996 and 1997, respectively.


PORTFOLIO TRANSACTIONS


         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rates of the Limited-Term Portfolio were 45% and 52%, respectively. Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Advisor reserves the right to place orders for the purchase or sale of portfolio securities with broker-dealers who have sold shares of the Fund or who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. In fiscal years 1995, 1996, and 1997, no commissions were paid to any officer, trustee or Advisory Council member of the Fund or any of their affiliates. For the Limited-Term Portfolio, 1995, 1996 and 1997 aggregate brokerage commissions paid to broker-dealers were $0, $48,520, and $0, respectively.
         The Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold. The Advisor may compensate, at its expense, such broker-dealers in consideration of their promotional and administrative services.


GENERAL INFORMATION


         The Fund was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Long-Term Portfolio, California Money Market Portfolio, and the Vermont Municipal Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Money Market Portfolio offers Class O (offered in the Calvert Tax-Free Reserves Money Market Prospectus) and the Institutional Class (offered in a separate prospectus). The two classes represent interests in the same portfolio of investments and are identical in all respects, except:
(a) the classes may have different transfer agency fees; (b) postage and delivery, printing and stationery expenses will be separately allocated; and (c) the classes will have different dividend rates due solely to the effects of (a) and (b) above. Each class represents interests in the same portfolio of investments. Upon any liquidation of the Funds, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         General costs, expenses, and liabilities of the Fund attributable to a particular Portfolio are borne by that Portfolio; costs, expenses, and liabilities not attributable to a particular Portfolio are allocated between the Fund's Portfolios on the basis of the respective net assets of each Portfolio.
         The Portfolios will send their shareholders unaudited semi-annual and audited annual reports that will include the Portfolios' net asset value per share, portfolio securities, income and expenses, and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.


FINANCIAL STATEMENTS


         The audited financial statements in the Portfolios' Annual Report to Shareholders dated December 31, 1997, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Portfolios.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of March 31, 1998, the following shareholders owned of record 5% or more of the Institutional Class of CTFR Money Market:


Name and Address                         % of Ownership

Altera Corporation                         11.29%
c/o Jeanne Akimoff
101 Innovation Drive
San Jose, California 95134

Caran Associates                           5.71%
c/o Akman Group, Ltd.
5530 Wisconsin Avenue
Suite 1115
Chevy Chase, Maryland 20815

Pennsylvania Power & Light                 8.83%
Attn: Dale M. Kleppinger TW-14
2 N. Ninth Street
Allentown, Pennsylvania 18101

Publix Super Markets                       13.24%
Attn: Sandy Parkinson - Treasury Dept.
PO Box 407
Lakeland, Florida 33802

Reliable Stores, Inc.                      16.40%
6301 Steven's Forest Road
Columbia, Maryland 21046

APPENDIX

Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue'' bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include
Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                     Name of Investor(s)

Calvert Tax-Free Reserves
Money Market Portfolio
Limited-Term Portfolio

Statement of Additional Information

April 30, 1998



INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICE                       TRANSFER AGENT
Calvert Shareholder Services, Inc.        National Financial Data
Services, Inc.
4550 Montgomery Avenue                    1004 Baltimore
Suite 1000N                               6th Floor
Bethesda, Maryland 20814                  Kansas City, Missouri 64105

PRINCIPAL UNDERWRITER                     INDEPENDENT ACCOUNTANTS
Calvert Distributors, Inc.                Coopers & Lybrand, L.L.P.
4550 Montgomery Avenue                    250 West Pratt Street
Suite 1000N                               Baltimore, Maryland 21201
Bethesda, Maryland 20814




TABLE OF CONTENTS

Investment Objective                                        1
Investment Policies                                         1
Investment Restrictions                                     2
Purchases and Redemptions of Shares                         3
Reduced Sales Charges                                       4
Dividends and Distributions                                 4
Tax Matters                                                 4
Valuation of Shares                                         5
Calculation of Yield and Total Return                       6
Advertising                                                 7
Trustees and Officers                                       8
Investment Advisor                                          10
Administrative Services                                     10
Transfer and Shareholder Servicing Agents                   11
Independent Accountants and Custodians                      11
Method of Distribution                                      11
Portfolio Transactions                                      11
General Information                                         12
Control Persons and Principal Holders of Securities         12
Financial Statements                                        12
Appendix                                                    13

STATEMENT OF ADDITIONAL INFORMATION-April 30, 1998

CALVERT TAX-FREE RESERVES
Money Market Portfolio
Limited-Term Portfolio
4550 Montgomery Avenue, Bethesda, Maryland 20814

New Account    (800) 368-2748        Shareholder
Information:   (301) 951-4820        Services:   (800) 368-2745
Broker         (800) 368-2746        TDD for the Hearing-
Services:      (301) 951-4850        Impaired:   (800) 541-1524

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Calvert Tax-Free Reserves Prospectus, dated April 30, 1998, which may be obtained free of charge by writing the Fund at the above address or calling the telephone numbers listed above.

INVESTMENT OBJECTIVE

         The Money Market and Limited-Term Portfolios (the "Portfolios") are series of Calvert Tax-Free Reserves (the "Fund"), and are designed to provide individual and institutional investors in higher tax brackets with the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics prescribed for each Portfolio. The Money Market Portfolio further seeks to maintain a constant net asset value of $1.00 per share. There is, of course, no assurance that the Portfolios will be successful in meeting their investment objectives or maintaining the Money Market Portfolio's net asset value constant at $1.00 per share because there are inherent risks in the ownership of any investment.
         Dividends paid by the Portfolios will fluctuate with income earned on investments. In addition, the dividends and distributions paid and the value of each share will vary by class of shares; the value of the Limited-Term Portfolio's shares will fluctuate to reflect changes in the market value of the Portfolio's investments. The Portfolios will attempt, through careful management and diversification, to reduce these risks and enhance the opportunities for higher income and greater price stability.

INVESTMENT POLICIES

         The Money Market Portfolio and Limited-Term Portfolio each invest primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. The Portfolios differ in their anticipated income yields, quality, length of average weighted maturity, and capital value volatility. A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.
         The credit rating of each Portfolio's assets as of its most recent fiscal year-end appears in the Annual Report to Shareholders, incorporated by reference herein.

Variable Rate Demand Notes
         The Board of Trustees has approved investments in floating and variable rate demand notes upon the following conditions: the Fund has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Fund has the right to dispose of the notes at a price which approximates par and market value.

Municipal Leases
         The Portfolio may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security;
(5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security; and (D) the Advisor should have reasonable expectations that the municipal lease obligation will maintain its liquidity throughout the time the instrument is held by the Portfolio.

Obligations with Puts Attached
         The Fund has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." A Portfolio may not acquire obligations subject to puts if immediately thereafter, with respect to 75% of the total amortized cost value of its assets, that Portfolio would have more than 5% of its assets invested in securities underlying puts from the same institution. A Portfolio may, however, invest up to 10% of its assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Money Market Portfolio must limit its portfolio investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.

Temporary Investments
         Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.
         The Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Fund may also hold cash which is not earning income. It is a fundamental policy of the Fund that during normal market conditions the Fund's assets be invested so that at least 80% of the Fund's annual income will be tax-exempt.

When-Issued Purchases
         Securities purchased on a when-issued basis and the securities held in the Fund's Portfolios are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets may vary. No new when-issued commitments will be made by a Portfolio if more than 50% of that Portfolio's net assets would become so committed.
         When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax.

INVESTMENT RESTRICTIONS

         The foregoing investment objective and policies and the following investment restrictions and fundamental policies may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, including a majority of the shares of each Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions). A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Neither Portfolio may:
(1) Purchase common stocks, preferred stocks, warrants, or other equity securities;
(2) Issue senior securities, borrow money, or pledge, mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than 10% of the value of the Portfolio's total assets at the time of the borrowing. Investment securities will not be purchased while any borrowings are outstanding;
(3) Sell securities short, purchase securities on margin, or write put or call options. The Fund reserves the right to purchase securities with puts attached. See "Obligations with Puts Attached";
(4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;
(5) Purchase securities which are subject to legal or contractual restrictions on resale, i.e., restricted securities, or other securities which are not readily marketable assets, including repurchase agreements not terminable within seven days, with respect to no more than 10% of its net assets;
(6) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein;
(7) Purchase or retain securities of an issuer if those trustees of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;
(8) Make loans to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;
(9) Invest in companies for the purpose of exercising control; or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees;
(10) Invest more than 25% of its assets in the securities of any one issuer or of issuers located within the same state, except that each Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, the entity which has the ultimate responsibility for the payment of principal and interest on a particular security will be treated as its issuer;
(11) Invest 25% or more of its total assets in any particular industry or industries, except that either Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";
(12) Invest more than 5% of the value of its total assets in securities where the payment of principal and interest is the responsibility of a company or companies with less than three years' operating history.

PURCHASES AND REDEMPTIONS OF SHARES

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares.
         Draft writing is available for the Money Market Portfolio. Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This service will be subject to the customary rules and regulations governing checking accounts, and the Portfolio reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Portfolio reserves the right to charge a service fee for drafts returned for insufficient funds. As a service to shareholders, the Portfolio may automatically transfer the dollar amount necessary to cover drafts you have written on the Portfolio to your account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Portfolio may charge a fee for this service.
         Drafts presented to the Custodian for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days will not be honored.
         When a payable through draft ("check") is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft will be returned.
         To change redemption instructions already given, shareholders must send a written notice to Calvert Group, c/o NFDS, 6th Floor, 1004 Baltimore, Kansas City, MO 64105, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or credit union. Further documentation may be required from corporations, fiduciaries, and institutional investors.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.
Redemption proceeds are normally paid in cash. However, the Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less.

REDUCED SALES CHARGES

         The Limited-Term Portfolio imposes reduced sales charges for shares in certain situations in which the Principal Underwriter (which offers the Portfolio's shares continuously and on a "best efforts" basis) and the dealers selling Limited-Term Portfolio shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Portfolio shareholders, enabling the Portfolio to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. See "Exhibit A - Reduced Sales Charges" in the Limited-Term Prospectus.

DIVIDENDS AND DISTRIBUTIONS

         The Money Market Portfolio declares daily and pays monthly dividends of its daily net income to shareholders of record as of the close of business each business day, thus allowing daily compounding of dividends. The Limited-Term Portfolio declares and pays monthly dividends of its net income to shareholders of record as of the close of business on each designated monthly record date. Dividends and distributions paid by the Limited-Term Portfolio may differ among the classes. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares. Dividends and any distributions are automatically reinvested in additional shares of the Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Group Fund, subject to the applicable sales charge for that Fund or Portfolio. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.
         Purchasers of shares of the Money Market Portfolio will begin receiving dividends upon the date federal funds are received by the Fund. Shareholders redeeming shares by telephone electronic funds transfer or written request will receive dividends through the date that the redemption request is received; Money Market Portfolio shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Portfolio for payment.

TAX MATTERS

         In 1997, the Portfolios did qualify and in 1998, the Portfolios intend to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code as amended (the "Code"). By so qualifying, the Fund will not be subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986 (the "Act"), to the extent that it distributes its net investment income and realized capital gains.
         The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; however under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. Each Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Fund. The Fund will notify shareholders annually about the federal tax status of dividends and distributions paid by the Fund and the amount of dividends withheld, if any, during the previous year.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         Investors should note that the Code may require investors to exclude the initial sales charge, if any, paid on the purchase of Limited-Term Portfolio shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Portfolio causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original sales as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Limited-Term Portfolio if: (a) the shareholder's social security number or other taxpayer identification number
("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition, the Limited-Term Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency, or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

VALUATION OF SHARES

Money Market Portfolio
         The Money Market Portfolio's assets, including commitments to purchase securities on a when-issued basis, are normally valued at their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.
         Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to value the assets of the Money Market Portfolio at amortized cost if the Money Market Portfolio maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of one year or less. Rule 2a-7 requires, as a condition of its use, that the Money Market Portfolio invest only in obligations determined by the Trustees to be of high quality with minimal credit risks and further requires the Trustees to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share based on amortized cost. If such deviation exceeds 0.50%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based on available market quotations.

Limited-Term Portfolio
         The Limited-Term Portfolio's assets are valued, utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Fund's Advisor under the supervision of the Board of Trustees.
         Valuations, market quotations and market equivalents are provided the Portfolio by Kenny S&P Evaluation Services, a subsidiary of McGraw-Hill. The use of Kenny as a pricing service by the Portfolio has been approved by the Board of Trustees. Valuations provided by Kenny are determined without exclusive reliance on quoted prices and take into consideration appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
         Each Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Net Asset Value and Offering Price Per Share, 12/31/97
Money Market Portfolio
         Class O ($1,405,291,715/1,405,404,125 shares)        $1.00
         Institutional Class ($51,081,396/51,084,219 shares)  $1.00

Limited-Term Portfolio
         Net asset value per share
($490,179,704/45,808,410)                                     $10.70
Maximum sales charge
(1.00% of offering price)                                       0.22
Offering price per share                                      $10.92

CALCULATION OF YIELD AND TOTAL RETURN

Money Market Portfolio
         From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. Yield is calculated separately by class. The "yield" of the Money Market Portfolio refers to the income generated by an investment in the Portfolio over a particular base period of time. The length and closing date of the base period will be stated in the advertisement. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and
(2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period calculated according to the following formula:

Effective yield = (base period return + 1)365/7 - 1

For the seven-day period ended December 31, 1997, the Money Market Portfolio's yield for Class O shares was 3.66% and its effective yield was 3.72%. For the seven-day period ended December 31, 1997, the Money Market Portfolio's yield for the Institutional Class of shares was 3.94% and its effective yield was 4.02%.

         The Money Market Portfolio also may advertise, from time to time, its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the seven-day period ended December 31, 1997, the Money Market Portfolio's Class O tax equivalent yield, for an investor in the 36% federal income tax bracket was 5.82% and, for the 39.6% federal income tax bracket, 6.16%. For the seven-day period ended December 31, 1997, the Money Market Portfolio Institutional Class' tax equivalent yield, for an investor in the 36% federal income tax bracket was 6.28% and, for the 39.6% federal income tax bracket, 6.66%.

Limited-Term Portfolio
         From time to time, the Limited-Term Portfolio advertises its "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period, and period from inception of the Portfolio's offering of shares. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield, plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load" which do not deduct the sales charge and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial payment of $1,000. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" as referred to herein. Return without maximum load should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof, if applicable).
         Returns for the periods indicated are as follows:

                  With Max. Load    W/O Max. Load

One Year          3.01%             4.07%
Five Years        3.73%             3.94%
Ten Years         5.04%             5.15%

         The Limited-Term Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance.
         Unlike the yield quotations for the Money Market Portfolio, "yield" quotations for the Limited-Term Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Limited-Term Portfolio's yield is computed according to the following formula:

Yield = 2[(a-b/cd)+1)6 - 1]

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Limited-Term Portfolio's yield for the month ended December 31, 1997 was 3.54%.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Limited-Term Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed for each class by taking the portion of the yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the thirty-day period ended December 31, 1997, the Portfolio's tax equivalent yield was 5.53% for an investor in the 36% federal income tax bracket, and 5.86% for an investor in the 39.6% federal income tax bracket.

ADVERTISING

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, November 30, 1997). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

TRUSTEES AND OFFICERS

         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund and Calvert World Values Fund. DOB: 05/09/48. Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc. DOB: 10/29/35.
Address: 308 East Broad Street, Westfield, New Jersey 07091.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania.
DOB: 07/23/49. Address: 16 Iliahi Street, Honolulu, Hawaii, 96817. *CHARLES E. DIEHL, Trustee. Mr. Diehl is Vice President and Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 10/13/22.
Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. DOD: 05/23/48. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.
         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. DOB: 12/08/32.
Address: 3005 Franklin Road North, Arlington, Virginia 22201.
         JOHN G. GUFFEY, JR., Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. DOB: 05/15/48. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.
*BARBARA J. KRUMSIEK, President and Trustee. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group, Ms. Krumsiek served as Senior Vice President of Alliance Capital LP's Mutual Fund Division. DOB: 08/09/52.
         M. CHARITO KRUVANT, Trustee. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank. DOB: 12/08/45. Address: 5301 Wisconsin Avenue, N.W., Washington, D.C. 20015.
         ARTHUR J. PUGH, Trustee. Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank. DOB: 09/24/37. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
         *DAVID R. ROCHAT, Senior Vice President and Trustee. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. DOB:
10/07/37. Address: Box 93, Chelsea, Vermont 05038.
         *D. WAYNE SILBY, Esq., Trustee. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of GroupServe, an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 07/20/48. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund, Inc. DOB: 1/13/50.
         RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc. DOB: 07/24/47.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company.
DOB: 08/12/47.
         DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc. DOB: 09/09/50.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 01/29/59.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 10/21/56.
         LISA CROSSLEY NEWTON, Esq., Assistant Secretary and Compliance Officer. Ms. Newton is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
12/31/61.
         IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. Prior to working at Calvert Group, Ms. Duke was an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath. DOB: 09/07/68.

The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey and Silby and Ms. Krumsiek are among the trustees, Calvert Variable Series, Inc., of which only Messrs. Blatz, Diehl and Pugh and Ms. Krumsiek are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey and Silby and Ms. Krumsiek are among the directors, and Calvert New World Fund, Inc., of which only Ms. Krumsiek and Mr. Martini are among the directors.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby and Ms. Krumsiek.
         During 1997, Trustees of the Fund not affiliated with the Fund's Advisor were paid $210,221 and $72,792 by the Money Market and Limited-Term Portfolios, respectively. Trustees of the Fund not affiliated with the Advisor currently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds plus a fee of $750 to $1500 for each Board and Committee meeting attended; such fees are allocated among the Funds on the basis of their net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.

Trustee Compensation Table


 Fiscal Year 1997   Aggregate Compensation  Pension or           Total
(unaudited Numbers) from Registant          Retirement Benefits  Compensation
                    for Service as Trustee  Accrued as part of   from Registrant
                                            Registrant Expenses* and Fund
                                                                 Complex paid to
                                                                 Trustee **

Name of Trustee

Richard L. Baird, Jr.        $24,466        $0                   $34,450
Frank H. Blatz, Jr.          $31,031        $31,031              $46,000
Frederick T. Borts           $23,515        $0                   $32,500
Charles E. Diehl             $29,959        $29,959              $44,500
Douglas E. Feldman           $23,462        $0                   $32,500
Peter W. Gavian              $27,736        $12,668              $38,500
John G. Guffey, Jr.          $30,451        $0                   $61,615
M. Charito Kruvant           $26,145        $0                   $36,250
Arthur J. Pugh               $32,589        $1,038               $48,250
D. Wayne Silby               $25,072        $0                   $62,830

*Messrs. Blatz, Diehl, Gavian and Pugh have chosen to defer a portion of their compensation. As of December 31, 1997, total deferred compensation, including dividends and capital appreciation, was $555,901.79, $545,259.10, $137,436.70 and $187,735.55, for each trustee, respectively.
**As of December 31, 1997. The Fund Complex consists of nine (9) registered investment companies.

INVESTMENT ADVISOR

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives an annual fee of:
         i) with respect to the Money Market Portfolio, prior to August 1, 1997, the fees were 0.50% of the first $500 million of such Portfolio's average daily net assets, 0.45% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion. Effective August 1, 1997, the fees changed to 0.25% of the first $500 million of such Portfolio's average daily net assets, 0.20% of the next $500 million of such assets, and 0.15% of all such assets over $1 billion; and
         ii) with respect to the Limited-Term Portfolio, 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
         The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
         The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are principals of the Advisor, and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
         The Advisor may voluntarily reimburse the Money Market and Limited-Term Portfolios for expenses. The advisory fees paid by the Money Market Portfolio to Calvert Asset Management Company were $7,481,925, $7,776,716, and $5,409,090, for years 1995, 1996, and
1997, respectively. The advisory fees paid by the Limited-Term Portfolio to Calvert Asset Management Company were $3,149,849, $3,110,764, and $3,164,772, for years 1995, 1996, and 1997, respectively.

ADMINISTRATIVE SERVICES

         Calvert Administrative Services Company ("CASC"), a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the daily determination of net investment income and net asset value per share. Prior to August 1, 1997, CASC received a fee of $200,000 per year for providing such services, allocated among Portfolios based on assets. Effective August 1, 1997, the Money Market Class O and Institutional Class pay annual rates of 0.26% and 0.05%, respectively, based on average daily net assets. Limited-Term and other portfolios of CTFR pay an annual fee of $80,000, allocated among the portfolios based on average daily net assets. The service fees paid by the Money Market Portfolio to Calvert Administrative Services Company were $124,836 and $128,255, for years 1995 and 1996, respectively. The 1997 administrative services fees paid by CTFR Money Market were $1,682,754 and $24,010 for Class O and the Institutional Class, respectively. The service fees paid by the Limited-Term Portfolio to CASC were $39,445, $38,242, and $43,210, for years 1995, 1996, and 1997, respectively.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

         National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts. Calvert Shareholder Services, Inc. was the sole transfer agent prior to January 1, 1998.
         For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and shareholder transactions, per Portfolio.

INDEPENDENT ACCOUNTANTS AND CUSTODIANS

         Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent accountants for fiscal year 1998. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, currently serves as custodian of the Portfolio's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Portfolio's cash assets. Neither custodian has any part in deciding the Portfolio's investment policies or the choice of securities that are to be purchased or sold for the Portfolio.

METHOD OF DISTRIBUTION

         The Portfolios have entered into a principal underwriting agreement with Calvert Distributors Inc. ("CDI"). Pursuant to the agreement, CDI serves as distributor and principal underwriter for the Portfolios. CDI bears all its expenses of providing services pursuant to the agreement, including payment of any commissions and service fees. Prior to the termination of Class C shares for the Limited Term Portfolio, CDI was entitled to receive a service fee and a distribution fee, payable monthly pursuant to the Limited-Term Portfolio's Distribution Plan, of 0.25%, respectively, of the Portfolio's average daily net assets. CDI also receives all sales charges imposed on Limited-Term Portfolio Class A shares and compensates broker-dealer firms for sales of shares at a maximum commission rate of 1.50%, as specified in the table of applicable sales charges (see "Alternative Sales Options" in the Prospectus). For the fiscal years ended December 31, 1995, 1996, and 1997, CDI received sales charges in excess of the dealer reallowance of $10,900, $0, and $0, respectively. CDI paid $48,520 and $101,072 in addition to commissions charged on sales of Limited-Term Portfolio during fiscal years 1996 and 1997, respectively.

PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rates of the Limited-Term Portfolio were 45% and 52%, respectively. Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Advisor reserves the right to place orders for the purchase or sale of portfolio securities with broker-dealers who have sold shares of the Fund or who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. In fiscal years 1995, 1996, and 1997, no commissions were paid to any officer, trustee or Advisory Council member of the Fund or any of their affiliates. For the Limited-Term Portfolio, 1995, 1996 and 1997 aggregate brokerage commissions paid to broker-dealers were $0, $48,520, and $0, respectively.
         The Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold. The Advisor may compensate, at its expense, such broker-dealers in consideration of their promotional and administrative services.

GENERAL INFORMATION

         The Fund was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Long-Term Portfolio, California Money Market Portfolio, and the Vermont Municipal Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Money Market Portfolio offers Class O (offered in the Calvert Tax-Free Reserves Money Market Prospectus) and the Institutional Class (offered in a separate prospectus). The two classes represent interests in the same portfolio of investments and are identical in all respects, except:
(a) the classes may have different transfer agency fees; (b) postage and delivery, printing and stationery expenses will be separately allocated; and (c) the classes will have different dividend rates due solely to the effects of (a) and (b) above. Each class represents interests in the same portfolio of investments. Upon any liquidation of the Funds, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         General costs, expenses, and liabilities of the Fund attributable to a particular Portfolio are borne by that Portfolio; costs, expenses, and liabilities not attributable to a particular Portfolio are allocated between the Fund's Portfolios on the basis of the respective net assets of each Portfolio.
         The Portfolios will send their shareholders unaudited semi-annual and audited annual reports that will include the Portfolios' net asset value per share, portfolio securities, income and expenses, and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

FINANCIAL STATEMENTS

         The audited financial statements in the Portfolios' Annual Report to Shareholders dated December 31, 1997, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Portfolios.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 1998, the following shareholders owned of record 5% or more of the Institutional Class of CTFR Money Market:

Name and Address  % of Ownership

Altera Corporation                          11.29%
c/o Jeanne Akimoff
101 Innovation Drive
San Jose, California 95134

Caran Associates                            5.71%
c/o Akman Group, Ltd.
5530 Wisconsin Avenue
Suite 1115
Chevy Chase, Maryland 20815

Pennsylvania Power & Light                 8.83%
Attn: Dale M. Kleppinger TW-14
2 N. Ninth Street
Allentown, Pennsylvania 18101

Publix Super Markets                       13.24%
Attn: Sandy Parkinson - Treasury Dept.
PO Box 407
Lakeland, Florida 33802

Reliable Stores, Inc.                      16.40%
6301 Steven's Forest Road
Columbia, Maryland 21046

APPENDIX

Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue'' bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include
Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                     Name of Investor(s)